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                                                                Exhibit 10(a)(i)
                                                                  EXECUTION COPY


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                           ELDER-BEERMAN MASTER TRUST


                         POOLING AND SERVICING AGREEMENT


                          Dated as of December 30, 1997


                                      Among


                       THE EL-BEE RECEIVABLES CORPORATION,

                                  AS TRANSFEROR


                            THE EL-BEE CHARGIT CORP.,

                                   AS SERVICER


                                       and


                             BANKERS TRUST COMPANY,

                                   AS TRUSTEE




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                         POOLING AND SERVICING AGREEMENT

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                                TABLE OF CONTENTS


ARTICLE I

                                   DEFINITIONS
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  Section 1.01  Definitions.....................................................................................  1
  Section 1.02  Other Definitional Provisions................................................................... 24

ARTICLE II

                            TRANSFER OF RECEIVABLES;
                            ISSUANCE OF CERTIFICATES

  Section 2.01  Transfer of Receivables......................................................................... 25
  Section 2.02  Acceptance by Trustee........................................................................... 26
  Section 2.03  Representations and Warranties of the Transferor................................................ 27
  Section 2.04  Representations and Warranties of the Transferor Relating to the Receivables.................... 31
  Section 2.05  Covenants of the Transferor..................................................................... 36
  Section 2.06  Required Deposits............................................................................... 47
  Section 2.07  Trustee May Perform............................................................................. 48
  Section 2.08  No Assumption of Liability...................................................................... 48

ARTICLE III

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

  Section 3.01  Acceptance of Appointment and Other Matters Relating to the Servicer............................ 48
  Section 3.02  Servicing Compensation.......................................................................... 49
  Section 3.03  Representations, Warranties and Covenants of the Servicer....................................... 50
  Section 3.04  Reports and Records for the Trustee............................................................. 58
  Section 3.05  Annual Servicer's Certificate................................................................... 59
  Section 3.06  Annual Independent Accountants' Servicing Report................................................ 59
  Section 3.07  Tax Treatment................................................................................... 60
  Section 3.08  Notices to the Transferor....................................................................... 60





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ARTICLE IV

                          RIGHTS OF CERTIFICATEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS
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  Section 4.01  Rights of Certificateholders.................................................................... 61
  Section 4.02  Establishment of Accounts....................................................................... 61
  Section 4.03  Collections and Allocations..................................................................... 63

ARTICLE V

                 DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS


ARTICLE VI

                                THE CERTIFICATES

  Section 6.01  Certificates.................................................................................... 67
  Section 6.02  Authentication of Certificates.................................................................. 68
  Section 6.03  Registration of Transfer and Exchange of Certificates........................................... 68
  Section 6.04  Mutilated, Destroyed, or Stolen Certificates.................................................... 71
  Section 6.05  Persons Deemed Owners........................................................................... 71
  Section 6.06  Appointment of Paying Agent..................................................................... 72
  Section 6.07  Access to List of Certificateholders' Names and Addresses....................................... 73
  Section 6.08  Authenticating Agent............................................................................ 73
  Section 6.09  Tender of Exchangeable Transferor Certificate................................................... 75
  Section 6.10  Uncertificated Classes.......................................................................... 77

ARTICLE VII

                             OTHER MATTERS RELATING
                                TO THE TRANSFEROR

  Section 7.01  Liability of the Transferor..................................................................... 77
  Section 7.02  Obligations Not Assignable...................................................................... 77
  Section 7.03  Limitation on Liability......................................................................... 77
  Section 7.04  Indemnification of the Trustee, the Certificateholders, any Program Agent
                and any Enhancement Provider.................................................................... 78

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ARTICLE VIII

                             OTHER MATTERS RELATING
                                 TO THE SERVICER
  Section 8.01  Liability of the Servicer....................................................................... 80
  Section 8.02  Merger or Consolidation of, or Assumption of the Obligations of, the
                           Servicer............................................................................. 80
  Section 8.03  Limitation on Liability......................................................................... 81
  Section 8.04  Servicer Indemnification........................................................................ 81
  Section 8.05  The Servicer Not to Resign...................................................................... 82
  Section 8.06  Access to Certain Documentation and Information Regarding the Receivables....................... 82
  Section 8.07  Delegation of Duties............................................................................ 83
  Section 8.08  Examination of Records.......................................................................... 83

ARTICLE IX

                            EARLY AMORTIZATION EVENTS

  Section 9.01  Trust Early Amortization Events................................................................. 83
  Section 9.02  Additional Rights upon the Occurrence of Any Trust Early Amortization
                           Event................................................................................ 85

ARTICLE X

                                SERVICER DEFAULTS

  Section 10.01  Servicer Defaults.............................................................................. 86
  Section 10.02  Trustee to Act; Appointment of Successor....................................................... 88
  Section 10.03  Notification of Servicer Default and Successor Servicer........................................ 90
  Section 10.04  Waiver of Past Defaults........................................................................ 91

ARTICLE XI

                                   THE TRUSTEE

  Section 11.01  Duties of Trustee.............................................................................. 91
  Section 11.02  Certain Matters Affecting the Trustee.......................................................... 93
  Section 11.03  Trustee Not Liable for Recitals in Certificates................................................ 95
  Section 11.04  Trustee May Own Certificates................................................................... 95
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  Section 11.05  The Servicer to Pay Trustee's Fees and Expenses................................................ 95
  Section 11.06  Eligibility Requirements for Trustee........................................................... 96
  Section 11.07  Resignation or Removal of Trustee.............................................................. 96
  Section 11.08  Successor Trustee.............................................................................. 97
  Section 11.09  Merger or Consolidation of Trustee............................................................. 97
  Section 11.10  Appointment of Co-Trustee or Separate Trustee.................................................. 98
  Section 11.11  Tax Returns.................................................................................... 99
  Section 11.12  Trustee May Enforce Claims Without Possession of Certificates.................................. 99
  Section 11.13  Suits for Enforcement.......................................................................... 99
  Section 11.14  Rights of Investor Certificateholders to Direct Trustee........................................100
  Section 11.15  Representations and Warranties of the Trustee..................................................100
  Section 11.16  Maintenance of Office or Agency................................................................101

ARTICLE XII

                                   TERMINATION

  Section 12.01  Termination of Trust...........................................................................101
  Section 12.02  Optional Purchase..............................................................................102
  Section 12.03  Final Payment with Respect to Any Series.......................................................103
  Section 12.04  Termination of Rights of Holder of Exchangeable Transferor Certificate.........................104
  Section 12.05  Defeasance.....................................................................................104

ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

  Section 13.01  Amendment......................................................................................105
  Section 13.02  Limitation on Rights of Certificateholders.....................................................107
  Section 13.03  Governing Law, Etc.............................................................................108
  Section 13.04  Notices........................................................................................109
  Section 13.05  Severability of Provisions.....................................................................109
  Section 13.06  Assignment.....................................................................................110
  Section 13.07  Certificates Non-Assessable and Fully Paid.....................................................110
  Section 13.08  Further Assurances.............................................................................110
  Section 13.09  Non-petition Covenant..........................................................................110
  Section 13.10  No Waiver; Cumulative Remedies.................................................................110
  Section 13.11  Counterparts...................................................................................110
  Section 13.12  Third-Party Beneficiaries......................................................................111
  Section 13.13  Actions by Certificateholders..................................................................111

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  Section 13.14  Rule 144A Information..........................................................................111
  Section 13.15  Merger and Integration.........................................................................111
  Section 13.16  Headings.......................................................................................111
  Section 13.17  Inconsistent Provisions........................................................................112


SCHEDULES

Schedule 3.03(a)(vi)       Concentration Account and Collection Accounts


EXHIBITS

Exhibit A                  Form of Monthly Servicer's Report
Exhibit B                  Form of Exchangeable Transferor Certificate
Exhibit C                  Form of Annual Servicer's Certificate
Exhibit D                  Form of Annual Independent Accountant's Servicing Report
Exhibit E-1                Form of Collection Account Letter
Exhibit E-2                Form of Store Account Letter
Exhibit E-3                Form of Local Bank Blocked Account Letter
Exhibit F                  Form of Representation Letters
Exhibit G                  Form of Reconveyance of Receivables
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                         POOLING AND SERVICING AGREEMENT

                 POOLING AND SERVICING AGREEMENT, dated as of December 30, 1997, by and among THE EL-BEE RECEIVABLES CORPORATION, a Delaware corporation, as Transferor, THE EL-BEE CHARGIT CORP., an Ohio corporation ("CHARGIT"), as Servicer, and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.

                  In consideration of the mutual agreements contained herein, each party agrees as follows for the benefit of the other parties, the Certificateholders and any Enhancement Provider to the extent provided herein and in any Supplement:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms. With respect to any Series of Certificates, capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the related Supplement.

                  "ACCOUNT" means each of the Parent's revolving credit card accounts, including accounts which have been written off as uncollectible, issued to an Obligor pursuant to a Cardholder Agreement between any Originator and any Person for the sole purpose of providing credit for the purchase of merchandise, services or insurance from any Originator or Affiliate of any Originator. The term "Account" shall include any such revolving credit card account with respect to which a new credit account number has been issued by the Servicer or an Originator under circumstances resulting from (i) a lost or stolen credit card, (ii) the transfer from one Obligor to another Obligor or
(iii) the addition of any Obligor, in each case not requiring standard application and credit evaluation procedures under the Cardholder Guidelines.

                  "ACCOUNT FILE" means the file on an Originator's computer system that identifies revolving credit card accounts of such Originator, which file is designated by such Originator as its "Account File."

                  "ACCOUNT INFORMATION" shall have the meaning specified in
Section 2.02(b).

                  "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a

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                                        2

Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "AGGREGATE INVESTED AMOUNT" means, as of any date of determination, the aggregate sum of the Series Invested Amounts of all Series issued and outstanding on such date of determination PLUS the sum of the Enhancement Invested Amounts, if any, for all outstanding Series on such date of determination.

                  "AGGREGATE MINIMUM TRANSFEROR INVESTED AMOUNT" means, as of any date of determination, the product of 5.0% and the Aggregate Invested Amount on such date of determination.

                  "AGREEMENT" means this Pooling and Servicing Agreement and all amendments, supplements and other modifications hereof.

                  "AMORTIZATION PERIOD," with respect to any Series, shall have the meaning specified in the related Supplement.

                  "APPLICANTS" shall have the meaning specified in Section 6.07.

                  "APPROVED RATING" means a rating of P-1 by Moody's and a rating of A-1+ by Standard & Poor's.

                  "BENEFICIARY" means, as of any date of determination, any of the Trustee, the Investor Certificateholders, the Program Agent and any Enhancement Provider.

                  "BENEFIT PLAN" shall have the meaning specified in Section 6.03(c).

                  "BIF" means the Bank Insurance Fund administered by the FDIC.

                  "BUSINESS DAY" means (a) a day of the year on which banks are not required or authorized by law to close in New York City or the city in which the Corporate Trust Office is located, (b) with respect to non-financial reporting requirements of the Servicer or the Transferor, any day on which the Servicer or the Transferor is not closed, (c) if during any applicable interest period an interest rate or certificate rate is calculated by reference to a eurodollar rate, a day on which dealings are carried on in the London interbank market and (d) any other day specified in a Supplement as a "Business Day".



                         POOLING AND SERVICING AGREEMENT

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                                        3

                  "CARDHOLDER AGREEMENT" means the agreement (and the related application) for any Account, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "CARDHOLDER GUIDELINES" means the Parent's policies and procedures relating to the operation of its credit card business in effect on the date hereof, including the policies and procedures for determining the creditworthiness of potential and existing credit card customers, and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended, supplemented or otherwise modified from time to time.

                  "CERTIFICATE" means any one of the Investor Certificates of any Series or the Exchangeable Transferor Certificate.

                  "CERTIFICATEHOLDER" means any Person in whose name a Certificate is registered in the Certificate Register.

                  "CERTIFICATE INTEREST" means interest payable in respect of the Investor Certificates of any Series pursuant to the Supplement for such Series.

                  "CERTIFICATE PRINCIPAL" means principal payable in respect of the Investor Certificates of any Series pursuant to the Supplement for such Series.

                  "CERTIFICATE PURCHASE AGREEMENT" means, with respect to any Series, a certificate purchase agreement, executed and delivered in connection with the original issuance of the Investor Certificates of such Series pursuant to Article VI, and all amendments, supplements and other modifications from time to time thereto.

                  "CERTIFICATE RATE" shall have, with respect to any Series of Certificates, the meaning specified in the related Supplement.

                  "CERTIFICATE REGISTER" means the register maintained pursuant to Section 6.03, providing for the registration of the Certificates and transfers and exchanges thereof.

                  "CLOSING DATE" means, with respect to any Series, the date of issuance of such Series of Certificates, as specified in the related Supplement.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COLLECTION" means (a) any payment by or on behalf of Obligors received by any Originator, Transferor or Servicer, or deposited in any Collection Account or the

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                                        4

Concentration Account, in respect of the Receivables, in the form of cash, checks, wire transfers, electronic transfers, ATM transfers or other form of payment in accordance with the Cardholder Agreement in effect from time to time on any Receivables, including all Recoveries, and (b) all interest and other investment earnings (net of losses and investment expenses) on Collections as a result of the investment thereof pursuant to Section 4.02. The term "Collection" shall include Insurance Proceeds and other amounts constituting Recoveries generally. A Collection processed on an Account in excess of the aggregate amount of Receivables in such Account as of the date of receipt by any Originator, the Transferor or Servicer of such Collection shall be deemed to be a payment in respect of Principal Receivables to the extent of such excess.

                  "COLLECTION ACCOUNT" shall have the meaning specified in
Section 4.02(c).

                  "COLLECTION ACCOUNT BANK" shall have the meaning specified in
Section 4.02(c).

                  "COLLECTION ACCOUNT LETTER" shall have the meaning specified in Section 4.02(c).

                  "CONCENTRATION ACCOUNT" shall have the meaning specified in
Section 4.02(a).

                  "CONCENTRATION ACCOUNT BANK" shall have the meaning specified in Section 4.02(a).

                  "CONSOLIDATED TANGIBLE NET WORTH" means, with respect to any Person, at any time, (i) total consolidated tangible assets of such Person and its Subsidiaries, MINUS (ii) total consolidated liabilities of such Person and its Subsidiaries.

                  "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance Team.

                  "CREDIT AGREEMENT" means the Credit Agreement dated as of December 30, 1997 among the Parent, the lenders party thereto, Citibank, N.A. as issuing bank and Citicorp USA, Inc., as agent, as amended, supplemented, modified, restated, replaced or refinanced from time to time.

                  "CYCLE" means each monthly billing cycle for an Account, as determined by the Servicer in accordance with its normal practice.

                  "DAILY REPORT" shall have the meaning specified in Section 3.04(a).


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                                        5

                  "DEBTOR RELIEF LAWS" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or other similar laws in any jurisdiction from time to time in effect affecting the rights of creditors generally, and general principles of equity (whether considered in a suit at law or in equity).

                  "DEFEASANCE" shall have the meaning specified in Section 12.05(a).

                  "DEFEASED SERIES" shall have the meaning specified in Section 12.05(a).

                  "DESIGNATED OBLIGOR" means, at any time, each Obligor, PROVIDED, HOWEVER, that any Obligor shall cease to be a Designated Obligor upon three Business Days' notice by any Program Agent to the Transferor that such Program Agent has determined, in its reasonable credit judgment, that such Obligor shall not be considered a Designated Obligor.

                  "DETERMINATION DATE" means the second Business Day preceding each Distribution Date.

                  "DILUTION AMOUNT" shall have, with respect to any Due Period, the meaning specified in Section 4.03(c).

                  "DISTRIBUTION DATE" means the twentieth day of each month, or if such day is not a Business Day, the next succeeding Business Day; PROVIDED that the initial Distribution Date for any Series shall be set forth in the related Supplement. Notwithstanding the foregoing, in the event a Total Systems Failure exists on any Distribution Date, the date of such Distribution Date shall mean the fourth Business Day after the date on which the Transferor or the Servicer delivers the Monthly Servicer's Report pursuant to Section 3.04(b); PROVIDED that in no event shall a Distribution Date be postponed more than 10 Business Days due to a Total Systems Failure.

                  "DOLLARS", "$" or "U.S. $" means the lawful currency of the United States.

                  "DUE PERIOD" means, initially, the period from the close of business on December 30, 1997 until the close of business on the last day of the last Cycle for the month of January, 1998, and thereafter, the period from the close of business on the last day of the prior Due Period until the close of business on the last day of the last Cycle for the following month.

                  "EARLY AMORTIZATION EVENT" means any Trust Early Amortization Event or any Series Early Amortization Event for any Series.



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



                                        6

                  "EARLY AMORTIZATION PERIOD" shall have the meaning specified in any Supplement hereto.

                  "EFFECTIVE DATE" means the date on which all the conditions precedent to the initial issuance of the initial Series of Certificates pursuant hereto and to the related Supplement are satisfied or waived.

                  "ELIGIBLE ACCOUNT" means, at any time, each Account which satisfies each of the following conditions:

                  (i) such Account is denominated and payable only in Dollars to a location within the United States of America;

                  (ii) such Account has been originated in connection with the extension of credit to an Obligor whose application for the extension of credit was processed through any Originator or an Affiliate of such Originator or such Account has been acquired by any Originator from a third party and determined by such Originator to be in compliance with the Cardholder Guidelines, including those relating to the extension of credit;

                  (iii) an Originator has not classified such Account on its electronic records as counterfeit, canceled or fraudulent, and no card issued in connection therewith has been stolen or lost;

                  (iv) the Obligor on such Account has provided, as its most recent billing address, an address which is located in the United States or in Canada, so long as the aggregate amount of Principal Receivables owing from Obligors with addresses located in Canada does not exceed an amount equal to 10% of the aggregate balance of all Principal Receivables;

                  (v) an Originator has not charged off such Account pursuant to the Cardholder Guidelines;

                  (vi) all filings, consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of each of the underlying Receivables in such Account or the execution, delivery and performance by any Originator of the Cardholder Agreement pursuant to which such underlying Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;



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                                        7

                  (vii) such Account satisfies all applicable requirements of the Cardholder Guidelines; and

                  (viii) if such Account is a "Deferred Account" (as defined in the Cardholder Guidelines), such Account shall be payable in full within five years after the creation thereof.

                  "ELIGIBLE RECEIVABLE" means each Receivable which satisfies each of the following conditions:

                  (i) such Receivable has arisen under an Eligible Account;

                  (ii) such Receivable, together with the Cardholder Agreement related thereto, was created in compliance with all, and does not contravene any, applicable Requirements of Law;

                  (iii) such Receivable, at the time of and at all times after the creation of such Receivable, the Transferor or the Trust has good and marketable title thereto, free and clear of all Liens and such Receivable has been the subject of either a valid Transfer and assignment from the Transferor to the Trust of all the Transferor's right, title and interest therein (and in the proceeds thereof), or the grant of a first priority perfected "security interest" (within the meaning of the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of the interest in such Receivable created hereunder) therein (and in the proceeds thereof);

                  (iv) such Receivable arises under a Cardholder Agreement which, together with such Receivable is in full force and effect and is the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, subject only to Debtor Relief Laws;

                  (v) such Receivable constitutes an "account" or a "general intangible" and is not evidenced by an "instrument" or "chattel paper", in each case under Article 9 of the UCC as then in effect in any applicable jurisdiction the law of which governs the perfection of the interest in such Receivable created hereunder;

                  (vi) the Transfer of such Receivable constitutes a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act;

                  (vii) such Receivable is not subject to any provision prohibiting the transfer or assignment by any Originator of such payment obligation;


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

                  (viii) the Obligor of such Receivable, at the time of the Transfer of such Receivable to the Trust, is a Designated Obligor;


                  (ix) the Obligor of such Receivable has been directed to remit payments with respect thereto to the Servicer or to a Collection Account;

                  (x) such Receivable arose in the ordinary course of business of the Originator and represents all or part of the sales price of merchandise, services or insurance within the meaning of Section 3(c)(5) of the Investment Company Act, the Obligor of which is primarily liable with respect thereto; and

                  (xi) such Receivable, when acquired hereunder, does not cause the aggregate amount of Principal Receivables arising under "Deferred Accounts" (as defined in the Cardholder Guidelines) to exceed 15% of the aggregate balance of all Principal Receivables.

                  "ENHANCEMENT" means, with respect to any Series, any cash collateral account, letter of credit, surety bond, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other contract or agreement for the benefit of the Investor Certificateholders of such Series, as designated in the applicable Supplement.

                  "ENHANCEMENT INVESTED AMOUNT" shall have the meaning, if applicable with respect to any Series, specified in the related Supplement.

                  "ENHANCEMENT PROVIDER" means, with respect to any Series, the Person or Persons, if any, designated as such in the related Supplement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, any successor statute, and the regulations promulgated and rulings issued thereunder.

                  "ERISA AFFILIATE" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of the Transferor, or under common control with the Transferor, within the meaning of Section 414 of the Internal Revenue Code and the regulations promulgated thereunder.

                  "EXCESS FUNDING ACCOUNT" shall have the meaning specified in
Section 4.03(d).

                  "EXCHANGE" means the procedure described under Section 6.09.



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

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.


                  "EXCHANGE DATE" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 6.09(b).

                  "EXCHANGE NOTICE" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 6.09(b).

                  "EXCHANGEABLE TRANSFEROR CERTIFICATE" means the certificate or certificates executed and authenticated by the Trustee, substantially in the form of Exhibit B and exchangeable as provided in Section 6.09.

                  "EXTENDED TRUST TERMINATION DATE" shall have the meaning specified in Section 12.01(a).

                  "FDIC" means the Federal Deposit Insurance Corporation or any successor.

                  "FEE LETTER" means that certain fee letter dated June 25, 1997, from Citibank, N.A. to the Parent, as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "FINANCE CHARGE RECEIVABLES" means the aggregate of all amounts billed to or other indebtedness of the Obligors on any Account in the ordinary course of any Originator's business, whether due or to become due, in respect of (a) periodic rate finance charges, (b) late payment fees, (c) annual fees, if any, with respect to Accounts, (d) returned check charges, (e) Recoveries not yet received and (f) any other fees with respect to the Accounts designated by the Transferor by notice to the Trustee at any time and from time to time to be included as Finance Charge Receivables.

                  "FINANCE CHARGE SHORTFALLS" shall have the meaning specified in Section 4.03(f).

                  "FISCAL YEAR" means a fiscal year of the Parent and its Subsidiaries ending on the Saturday immediately preceding February 1 of any calendar year.

                  "FIXED ALLOCATION PERCENTAGE" means, for any Series with respect to any Due Period (including any day within such Due Period), the percentage equivalent of a fraction the numerator of which is the Series Invested Amount for such Series as of the end of the day on the last day of the Due Period most recently ended before the Fixed Principal Allocation Date and the denominator of which is the aggregate Series Invested Amounts for all outstanding Series or, if greater, the Principal Receivables Balance, in each case on such last day.


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

                  "FIXED PRINCIPAL ALLOCATION DATE" means the earliest of the date (i) on which the Amortization Period commences, (ii) on which an Early Amortization Period commences and (iii) selected by the Servicer to be the "Fixed Principal Allocation Date."

                  "FLOATING ALLOCATION PERCENTAGE" means, for any Series with respect to any Due Period (including any day within such Due Period), the percentage equivalent of a fraction the numerator of which is the Series Invested Amount for such Series at the end of the day on the last day of the most recently ended Due Period (or with respect to the first Due Period, the Initial Series Invested Amount) and the denominator of which is the aggregate Series Invested Amounts for all outstanding Series or, if greater, the Principal Receivables Balance, in each case on such last day.

                  "GAAP" means generally accepted accounting principles as applied in the United States.

                  "GOVERNMENTAL AUTHORITY" means any country or nation, any political subdivision, state or municipality of such country or nation, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of any country or nation or political subdivision thereof.

                  "GROUP" means, with respect to any Series, the group of Series, if any, in which the related Supplement specifies such Series is to be included.

                  "INDEBTEDNESS" of any Person, at any time, means without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under any lease of any property which, in accordance with generally accepted accounting principles, is or should be accounted for as a capital lease on the balance sheet of such Person, (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all obligations of others referred to in clauses (a) through (g) above or clause (i) below guaranteed directly or indirectly in any manner by such Person,

                         POOLING AND SERVICING AGREEMENT
or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such obligation or to advance or supply funds for the payment or purchase of such obligation, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such obligation or to assure the holder of such obligation against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss, and
(i) all obligations referred to in clauses (a) through (g) above of another Person secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such obligation.

                  "INDEMNIFIED AMOUNTS" shall have the meaning specified in
Section 7.04.

                  "INDEMNIFIED PARTY" shall have the meaning specified in
Section 7.04.

                  "INDEPENDENT PUBLIC ACCOUNTANTS" means any of (a) Arthur Andersen & Co., (b) Deloitte & Touche LLP, (c) Coopers & Lybrand, (d) Ernst & Young, (e) KPMG Peat Marwick and (f) Price Waterhouse or any of their respective successors so long as such successor is one of the four largest United States accounting firms; PROVIDED that such firm is independent with respect to the Servicer within the meaning of the Securities Act.

                  "INELIGIBLE RECEIVABLE" shall have the meaning specified in
Section 2.04(d)(iii).

                  "INITIAL CUT OFF DATE" means the close of business of the Transferor on the day two Business Days prior to the Effective Date.

                  "INITIAL SERIES INVESTED AMOUNT" means with respect to any Series, the amount specified as such in the related Supplement.

                  "INSOLVENCY EVENT" means, with respect to any Person, any of the following: (i) such Person shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Debtor Relief Laws, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the relief sought in
                         POOLING AND SERVICING AGREEMENT
such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or another similar official for, it or for any substantial part of its property) shall be granted; or (ii) such Person shall take any corporate, partnership, trust or similar action to authorize any of the actions set forth in clause (i) above.

                  "INSURANCE PROCEEDS" means any amounts recovered by the Servicer pursuant to any credit life, credit disability or unemployment insurance policies covering any Obligor with respect to Receivables under such Obligor's Account to the extent such amounts are used to make payments on such Account.

                  "INTERCREDITOR AGREEMENT" means the agreement, dated as of the date hereof, among Citicorp North America, Inc., as Program Agent, The El-Bee Receivables Corporation, as Purchaser and Transferor, the Parent, as Borrower (as defined in the Credit Agreement) and Originator, The El-Bee Chargit Corp., as Originator and as Servicer, Bankers Trust Company, as Trustee, and Citicorp, USA, Inc., as Bank Agent (as defined therein), as the same may be amended, supplemented or otherwise modified from time to time.

                  "INTEREST RATE PROTECTION AGREEMENT" with respect to any Series, shall have the meaning specified in the related Supplement.

                  "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time.

                  "INVESTOR CERTIFICATE" means any one of the certificates, including the Registered Certificates, executed and authenticated by the Trustee substantially in the form of the investor certificate attached to the related Supplement, evidencing an Undivided Trust Interest, other than the Exchangeable Transferor Certificate.

                  "INVESTOR CERTIFICATEHOLDER" means the holder of record of an Investor Certificate.

                  "INVESTOR EXCHANGE" shall have the meaning specified in
Section 6.09(b).

                  "INVESTOR MONTHLY SERVICING FEE" for any Series, shall have the meaning specified in the related Supplement.

                  "INVESTOR PERCENTAGE" means for any Series (A), with respect to Collections of Principal Receivables, the Principal Allocation Percentage for such Series, and (B) with respect to Collections of Finance Charge Receivables, Loss Amounts or Dilution Amounts, the Floating Allocation Percentage for such Series.


                         POOLING AND SERVICING AGREEMENT

                  "KNOWLEDGE" (and the related term "KNOW") means, with respect to a Person's knowledge, the actual knowledge of a Responsible Officer of such Person.

                  "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever resulting in an encumbrance against real or personal property of a Person, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; PROVIDED that any issuance of an Undivided Trust Interest pursuant to any Supplement, any assignment pursuant to Section 8.02 hereof and any lien created by or in connection with any Transaction Document shall not be deemed to constitute a Lien.

                  "LOAN AGREEMENT" means, with respect to any Series, a loan agreement, executed and delivered in connection with the original issuance of the Investor Certificates of such Series pursuant to Article VI, and all amendments, supplements and other modifications from time to time thereto.

                  "LOSS AMOUNT" for any Due Period means (a) an amount (which shall not be less than zero) equal to (i) the aggregate principal balance of all Principal Receivables included in the Trust Assets, or any portion thereof, that has been written off or, consistent with the Cardholder Guidelines, should have been written off any Originator's books as uncollectible during such Due Period, MINUS (ii) the amount of Recoveries received in such Due Period with respect to Receivables previously charged off as uncollectible or (b) as otherwise defined in the applicable Series Supplement.

                  "MAJORITY IN INTEREST" means the holders of Certificates evidencing 51% or more of the Aggregate Invested Amount or, if in respect of any Series, the holders of Certificates evidencing 51% or more of the aggregate Series Invested Amount in such Series or, in relation to any Series which has an Enhancement Provider, as otherwise specified in the Supplement related to such Series, excluding, in all cases, any Certificates held by the Transferor or any of its Affiliates (to the extent such holding is Known to a Responsible Officer of the Trustee), until the holders of all other Certificates shall have been paid in full.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Transferor or the Parent and its Subsidiaries taken as a whole, (b) the rights and remedies of any Beneficiary under any Transaction Document, (c) the interests of any Beneficiary in the Trust Assets,
(d) the collectibility of the Receivables taken as a whole (other than as a result of the default of one or more Obligors on the payment thereof) or (e) the ability of the Servicer,

                         POOLING AND SERVICING AGREEMENT
the Transferor, the Parent or any Originator to perform its obligations under any Transaction Document to which it is or is to be a party.

                  "MINIMUM AGGREGATE PRINCIPAL RECEIVABLES" means, on the last Business Day of any Due Period, an amount equal to the sum of the Aggregate Invested Amount for all Series, issued and outstanding on such date.

                  "MONTHLY SERVICER'S REPORT" shall have the meaning specified in Section 3.04(b).

                  "MONTHLY SERVICING FEE" shall have the meaning specified in
Section 3.02.

                  "MOODY'S" means Moody's Investors Service, Inc., or its successor.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan", as defined in Section 4001(a)(3) of ERISA, to which the Transferor or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "MULTIPLE EMPLOYER PLAN" means a "single employer plan", as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Transferor or any ERISA Affiliate and at least one Person other than the Transferor and the ERISA Affiliates or (b) was so maintained and in respect of which the Transferor or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "OBLIGOR" means, with respect to any Account or Receivable, the Person or Persons obligated to make payments with respect to such Account or Receivable, as the case may be, including any guarantor thereof.

                  "OFFICER'S CERTIFICATE" means a certificate signed by a Responsible Officer of an Originator, the Transferor or the Servicer, as applicable.

                  "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for or an employee of the Person providing the opinion, and who shall be reasonably acceptable to the Trustee and, in the case of an opinion to be delivered to any Originator, the Transferor or any Enhancement Provider, reasonably acceptable to such Originator, the Transferor or such Enhancement Provider, as the case may be.

                  "ORIGINATORS" means, collectively Chargit and the Parent.


                         POOLING AND SERVICING AGREEMENT

                  "PARENT" means The Elder-Beerman Stores Corp., an Ohio corporation.

                  "PARENT UNDERTAKING AGREEMENT" means the agreement between the Parent and the Trustee, dated as of the date hereof, governing the terms and conditions upon which the Parent shall undertake the performance of certain obligations of each Originator, the Transferor and other Affiliates of the Parent, as Servicer or otherwise, as the same may from time to time be amended, supplemented or otherwise modified.

                  "PAYING AGENT" means any paying agent appointed pursuant to
Section 6.06 and shall initially be the Trustee.

                  "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

                  "PERMITTED INVESTMENTS" means, unless otherwise provided in the Supplement with respect to any Series, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence any of the following:

                  (i) readily marketable direct obligations of, and obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by, any depository institution or trust company (including the Trustee or any agent of the Trustee, acting in their respective commercial capacities) incorporated under the laws of the United States of America, any State thereof or the District of Columbia or any foreign depository institution with a branch or agency licensed under the laws of the United States of America or any State, subject to supervision and examination by Federal and/or State banking authorities and having an Approved Rating at the time of such investment or contractual commitment providing for such investment or otherwise approved in writing by each Rating Agency or (B) any other demand or time deposit or certificate of deposit which is fully insured by the FDIC;

                  (iii) repurchase obligations with a term of not more than ten days with respect to (A) any security described in clause (i) above or
         (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(A) above;


                         POOLING AND SERVICING AGREEMENT

                  (iv) short-term securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State, the short-term unsecured obligations of which have an Approved Rating at the time of such investment; PROVIDED, HOWEVER, that securities issued by any particular corporation will not be Permitted Investments with respect to any account in which the amount on deposit is permitted to be invested in Permitted Investments hereunder to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Assets to exceed 10% of the amount held in such account;

                  (v) commercial paper having an Approved Rating at the time of such investment or pledge as security;

                  (vi) investments in money market funds rated in the highest rating category by Moody's or Standard & Poor's (including funds for which the Trustee or any of its Affiliates is investment manager or advisor); or

                  (vii) any other investments approved in writing by each Rating Agency.

                  "PERSON" means any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust (including a business trust), unincorporated organization, limited liability company, Governmental Authority or other entity of similar nature.

                  "PLAN" means a Single Employer Plan or Multiple Employer Plan.

                  "PLAN EVENT" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Transferor or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by the Transferor or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section

                         POOLING AND SERVICING AGREEMENT

302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

                  "POOL FACTOR", as such term is used in any Supplement with respect to any Series, means a number carried out to seven decimals representing the ratio of the applicable Series Invested Amount as of the last Business Day of the preceding Due Period (determined after taking into account any reduction in the Series Invested Amount that will occur on the following Distribution
Date) to the applicable Initial Series Invested Amount.

                  "PRINCIPAL ALLOCATION PERCENTAGE" means for any Series (A) with respect to any Due Period (including any day within such Due Period) occurring prior to the Fixed Principal Allocation Date, the Floating Allocation Percentage for such Series for such Due Period, and (B) with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the Fixed Allocation Percentage for such Series for such Due Period.

                  "PRINCIPAL RECEIVABLES" means (a) the aggregate of all amounts (other than amounts which represent Finance Charge Receivables) billed to the Obligor on any Account in respect of purchases of merchandise, services or insurance (whether constituting an account, contract right, chattel paper, instrument, general intangible or otherwise), (b) all other fees (other than amounts which represent Finance Charge Receivables) billed to Obligors on the Accounts, (c) all monies due, (d) all Collections and other amounts received or receivable from time to time with respect to the Accounts, including all amounts on deposit in any Collection Accounts (other than amounts which represent Finance Charge Receivables), except, solely with respect to the Store Accounts, to the extent described in the Intercreditor Agreement and (e) all proceeds (including all cash collections and all "proceeds" as defined in the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of all rights, titles, interests, remedies, powers and privileges purported to be Transferred by or pursuant to this Agreement, other than proceeds which represent Finance Charge Receivables) thereof. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of any credit balances in the Accounts owing to any Obligor thereunder on such day.

                  "PRINCIPAL RECEIVABLES BALANCE" means, as of any date of determination, the sum of (x) the aggregate amount of Principal Receivables in the Trust Assets PLUS (y) the credit balance in the Excess Funding Account, in each case as of the close of business on such date.



                         POOLING AND SERVICING AGREEMENT

                  "PRINCIPAL SHARING SERIES" means a Series that is designated as such pursuant to the related Supplement.

                  "PRINCIPAL SHORTFALLS" shall have the meaning specified in
Section 4.03(e).

                  "PRINCIPAL STORE ACCOUNT" means the Store Account maintained with the bank party to an agreement substantially in the form of Exhibit E hereto.

                  "PRINCIPAL TERMS", with respect to any Series issued pursuant to an Exchange, shall have the meaning specified in Section 6.09(c).

                  "PROGRAM AGENT" means any Person designated as program agent in any Supplement.

                  "PURCHASE AGREEMENT" means, with respect to any Originator, a purchase agreement between the Transferor and such Originator, or between Originators, executed and delivered in connection with the transfer to the Transferor or an Originator, as the case may be, of any interest in the Receivables Transferred to the Trust pursuant to Article II hereof, as amended, supplemented or otherwise modified from time to time.

                  "QUALIFIED DEPOSITORY INSTITUTION" means (i) the Trustee or
(ii) a depository institution or trust company organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or the domestic branch of a foreign depository institution), with deposit insurance provided by BIF or SAIF, the short-term deposits of which have an Approved Rating and which has a combined capital and surplus of at least $500,000,000.

                  "RATING AGENCY" means, with respect to any Series, the rating agency or agencies, if any, specified in the related Supplement.

                  "RATING AGENCY CONDITION" means, with respect to any specified action, that each Rating Agency, upon the written request of the Transferor, the Servicer or the Trustee, shall have notified all of such parties in writing that such action in and of itself will not result in a reduction or withdrawal of the rating of any outstanding Series with respect to which it is a Rating Agency and, in relation to a Series with respect to which an Enhancement is in effect, the Enhancement Provider has given its prior written consent thereto.

                  "REASSIGNMENT DATE" shall have the meaning specified in
Section 2.04(e).

                  "RECEIVABLES" means Principal Receivables and Finance Charge Receivables; PROVIDED that upon the reassignment or removal by the Trustee to the Transferor of

                         POOLING AND SERVICING AGREEMENT

Receivables pursuant to Section 2.04(d) or (e), such reassigned or removed Receivables, as of the date of such reassignment or removal, shall no longer be treated as Receivables.

                  "RECORD DATE" means, with respect to any Distribution Date, the last calendar day of the preceding calendar month.

                  "RECOVERIES" means, all amounts received (net of out-of-pocket costs of collection), including Insurance Proceeds, with respect to Receivables previously charged off as uncollectible.

                  "REGISTERED CERTIFICATES" shall have the meaning specified in
Section 6.01.

                  "REQUIRED DESIGNATION DATE" shall have the meaning specified in Section 2.06.

                  "REQUIREMENTS OF LAW" means any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority and, when used with respect to any Person, the certificate of incorporation and by-laws or other charter or other organizational or governing documents of such Person.

                  "RESERVE ACCOUNT" shall have the meaning specified in the applicable Supplement.

                  "RESPONSIBLE OFFICER" means (i) with respect to the Trustee, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and having direct responsibility for the administration of the Transaction Documents and the transactions contemplated thereby, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject or (ii) when used with respect to the Transferor, the Servicer or the Parent, any President, Vice-President, Assistant Vice- President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer or any other of its officers customarily performing functions similar to those performed by the foregoing officers.

                  "REVOLVING PERIOD" shall have, with respect to any Series, the meaning specified in the related Supplement.

                  "SAIF" means the Savings Association Insurance Fund administered by the FDIC.


                         POOLING AND SERVICING AGREEMENT

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

                  "SERIES" means any series of Investor Certificates.

                  "SERIES ACCOUNT" means, with respect to any Series, any account or accounts established pursuant to the related Supplement for the benefit of such Series.

                  "SERIES DILUTION AMOUNT" means, for any Series with respect to any Due Period, an amount equal to the product of the Investor Percentage for such Series for such Due Period and the Dilution Amount for such Due Period.

                  "SERIES EARLY AMORTIZATION EVENT" with respect to any Series, shall have the meaning specified in the related Series.

                  "SERIES INVESTED AMOUNT," with respect to any Series, shall have the meaning specified in the related Supplement.

                  "SERIES SERVICING FEE PERCENTAGE" means, with respect to any Series, the amount specified in the related Supplement.

                  "SERIES SUPPLEMENT" means, with respect to any Series, the Supplement entered into in connection with such Series.

                  "SERIES TERMINATION DATE" means, with respect to any Series, the date specified in the related Supplement.

                  "SERVICER" means initially The El-Bee Chargit Corp., an Ohio corporation, and its permitted successors and assigns and thereafter any Person appointed Successor Servicer pursuant to Section 10.02.

                  "SERVICER DEFAULT" shall have the meaning specified in Section 10.01.

                  "SERVICER TERMINATION NOTICE" shall have the meaning specified in Section 10.01.

                  "SERVICING OFFICER" means any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.



                         POOLING AND SERVICING AGREEMENT

                  "SHARED EXCESS FINANCE CHARGE COLLECTIONS" shall have the meaning specified in Section 4.03(f).

                  "SHARED PRINCIPAL COLLECTIONS" shall have the meaning specified in Section 4.03(e).

                  "SINGLE EMPLOYER PLAN" means a "single employer plan", as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Transferor or any ERISA Affiliate or (b) was so maintained and in respect of which the Transferor or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "SOLVENT" and "SOLVENCY" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., or its successor.

                  "STORE" means any retail location of any Originator or any Affiliate of any Originator, the corporate headquarters of any Originator or the Parent's Distribution Center.

                  "STORE ACCOUNT" means any Collection Account used to collect receipts from stores including Store Payments.

                  "STORE PAYMENT" means any payment by an Obligor on account of a Receivable made by means of cash, check, money order or any other form of payment delivered in person by such Obligor to an employee at any Store.

                  "SUBORDINATED NOTE" shall have the meaning specified in any Purchase Agreement.


                         POOLING AND SERVICING AGREEMENT

                  "SUBSIDIARY" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "SUCCESSOR SERVICER" shall have the meaning specified in
Section 10.02(a).

                  "SUPPLEMENT" means, with respect to any Series, a supplement to this Agreement complying with the terms of Section 6.09 of this Agreement, executed in conjunction with any issuance of any Series of Certificates, and all amendments, supplements and other modifications thereto.

                  "TAX OPINION" means, with respect to any action, an Opinion of Counsel who is not an employee of the Servicer or any Affiliate of the Servicer to the effect that, for Federal income tax purposes and for New York and Ohio state income and franchise tax purposes, (a) such action will not adversely affect the characterization of the Investor Certificates of any outstanding Series as debt of the Transferor, (b) such action will not cause a taxable event to any Investor Certificateholder, (c) following such action the Trust should not be treated as an association (or publicly traded partnership) taxable as a corporation and (d) in the case of the original issuance of Certificates and the issuance of any new Series of Investor Certificates pursuant to Section 6.09, the Investor Certificates should properly be characterized as either debt of the Transferor, or if not debt, as an interest in a partnership and not in an association (or a publicly traded partnership) taxable as a corporation.

                  "TERMINATION EVENT" shall have the meaning specified in any Purchase Agreement.

                  "TOTAL SYSTEMS FAILURE" means, in respect of any Distribution Date, a total failure of the computer system (including but not limited to off-site backup systems) of the Servicer which contain records relating to the Receivables, the effect of which would make it impossible or impracticable for the Servicer to perform the acts required to be performed hereunder on or in anticipation of such Distribution Date.

                  "TRANSACTION DOCUMENTS" means this Agreement, each Purchase Agreement, each Supplement, each Certificate Purchase Agreement, each Loan Agreement, the Parent Undertaking Agreement, the Intercreditor Agreement, the Fee Letter for each Series and the



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                                       23

other agreements and instruments executed or to be executed in connection with any of the foregoing.

                  "TRANSFER" shall have the meaning specified in Section 2.01.

                  "TRANSFER AGENT AND REGISTRAR" shall have the meaning specified in Section 6.03 and shall initially be the Trustee.


                  "TRANSFEROR" means The El-Bee Receivables Corporation, a Delaware corporation.

                  "TRANSFEROR EXCHANGE" shall have the meaning specified in
Section 6.09(b).

                  "TRANSFEROR INVESTED AMOUNT" means at any time the aggregate amount of Principal Receivables in the Trust PLUS the credit balance in the Excess Funding Account MINUS the Aggregate Invested Amount.

                  "TRANSFEROR MONTHLY SERVICING FEE" means with respect to any Due Period, an amount equal to one-twelfth of the product of 2% and the Aggregate Invested Amount as of the last day of the preceding Due Period.

                  "TRANSFEROR PERCENTAGE" means on any date of determination, when used with respect to Principal Receivables, Finance Charge Receivables and Loss Amounts, a percentage equal to 100% MINUS the aggregate Investor Percentages for all Series with respect to such categories of Receivables.

                  "TRUST" means the Elder-Beerman Master Trust created by this Agreement, the corpus of which shall consist of the Trust Assets.

                  "TRUST ASSETS" shall have the meaning specified in Section
2.01.

                  "TRUST EARLY AMORTIZATION EVENT" shall have the meaning specified in Section 9.01.

                  "TRUST EXTENSION" shall have the meaning specified in Section 12.01(a).

                  "TRUST TERMINATION DATE" means the earliest of (a) the date of the termination of the Trust pursuant to Section 9.02(b), (b) (i) unless a Trust Extension shall have occurred, the day after the Distribution Date following the date on which funds shall have been deposited in the applicable Series Accounts for the payment of Investor Certificateholders of each Series then issued and outstanding sufficient to pay in full the Series Invested Amount and, if

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                                       24

applicable, the Enhancement Invested Amount of each such Series plus accrued interest at the applicable Certificate Rate through the date specified in the related Supplement with respect to each such Series plus all fees and expenses of the Trustee, the Servicer, any Enhancement Provider and any other Person as specified therein and (ii) if a Trust Extension shall have occurred, the Extended Trust Termination Date, and (c) December 30, 2017.

                  "TRUSTEE" means Bankers Trust Company, a New York banking corporation, in its capacity as trustee on behalf of the Trust, and its successors and any banking corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee appointed as herein provided.

                  "UCC" means the Uniform Commercial Code, as amended from time to time, as in effect in the State of New York and any other state where the filing of a financing statement is required or advisable to perfect an interest in the Receivables and the proceeds thereof, or in any other specified jurisdiction.

                  "UNDIVIDED TRUST INTEREST" means the undivided interest in the Trust evidenced by a Certificate.

                  "VOTING STOCK" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "YIELD CHANGE" shall have the meaning specified in Section 2.05(t).

                  Section 1.02  OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms defined in this Agreement or any Supplement shall have the defined meanings when used in any Transaction Document, certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles, the definitions contained herein shall control.



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                                       25

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, unless otherwise specified; and the term "including" means "including without limitation".

                  (d) Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date the word "from" shall mean "from and including" and the words "to" and "until" shall mean "to but excluding".


                                   ARTICLE II

                            TRANSFER OF RECEIVABLES;
                            ISSUANCE OF CERTIFICATES

                  Section 2.01 TRANSFER OF RECEIVABLES. The Transferor does hereby transfer, assign, set-over and otherwise convey (the making of such transfer, assignment, set-over and conveyance being a "TRANSFER," and so to transfer, assign, set-over and otherwise convey being to "TRANSFER") to the Trust for the benefit of the Beneficiaries without recourse (except as expressly provided herein), in each case whether now existing or hereafter created, (a) all of the Transferor's right, title and interest in and to all of the Receivables existing on the Effective Date and thereafter arising from time to time in connection with the Accounts until the termination of the Trust, (b) all monies due or to become due with respect thereto, (c) all Recoveries and Insurance Proceeds relating to such Receivables, (d) all Collections and all other amounts received or receivable from time to time with respect to such Receivables, (e) all rights, remedies, powers and privileges with respect to such Receivables, (f) all of the Transferor's rights, remedies, powers and privileges under each Purchase Agreement and each Interest Rate Protection Agreement, if any, and (g) all proceeds (including "proceeds" as defined in the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of the interest in the Receivables Transferred hereunder) of the foregoing. Such property described in the preceding sentence, together with all monies from time to time on deposit in, and all Permitted Investments and other securities, instruments and other investments purchased from funds on deposit in, the Concentration Account, the Collection Accounts (except, solely with respect to the Store Accounts, to the extent described in the Intercreditor Agreement), the Excess Funding Account and any Series Account, and any Enhancement issued with respect to any Series (the drawing on or payment of such Enhancement not being available to Certificateholders of any other Series), shall constitute the assets of the Trust (collectively the "TRUST ASSETS"). The foregoing Transfer is made to the

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


                                       26

Trust for the benefit of the Beneficiaries and each reference in this Agreement to such Transfer shall be construed accordingly.

                  The parties intend that if, and to the extent that, such Transfer is not deemed to be a sale, the Transferor shall be deemed hereunder to have granted to the Trust a first priority perfected security interest in all of the Transferor's right, title and interest in and to all Trust Assets to secure all the Transferor's and Servicer's obligations hereunder, including the Transferor's obligation to sell or Transfer to the Trust all Receivables existing on the date hereof or hereafter created and transferred to the Transferor from time to time under the Purchase Agreements. This Agreement shall constitute a security agreement under applicable law.

                  Pursuant to the request of the Transferor, the Trustee shall cause Certificates in authorized denominations evidencing the entire interest in the Trust to be duly authenticated and delivered to or upon the order of the Transferor pursuant to Section 6.02.

                  Section 2.02  ACCEPTANCE BY TRUSTEE.

                  (a) The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by the Transferor in and to the Trust Assets, and declares that it shall maintain such right, title and interest, upon the Trust herein set forth, for the benefit of all Beneficiaries to the extent set forth in the Transaction Documents. The Trustee further acknowledges that, on or prior to the Effective Date, it has received from the Servicer (on behalf of the Transferor) the computer file or microfiche or written list required to be delivered to it pursuant to Section 3.03(b)(viii)(E).

                  (b) The Trustee hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche or written lists delivered to the Trustee pursuant to Section 3.03(b)(viii)(E) ("ACCOUNT INFORMATION") except as is required in connection with the performance of its duties hereunder or in enforcing the rights of the Beneficiaries or to a Successor Servicer appointed pursuant to Section 10.02 or as mandated pursuant to any Requirement of Law applicable to the Trustee. Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, or information obtained by the Trustee from sources other than the Transferor or the Servicer which, insofar Known to the Trustee, are not prohibited from transmitting the information by a contractual, legal or fiduciary obligation to the Transferor or the Servicer, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having authority to regulate or oversee any aspects of the Trustee's business or that of its Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory

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                                       27

authority, arbitrator or arbitration to which Trustee or an Affiliate, officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated herein approved in advance in writing by the Transferor or the Servicer or (E) to any Affiliate, independent or internal auditor, agent, employee or attorney of Trustee having a need to know the same, provided that the Trustee advises such recipient of the confidential nature of the information being disclosed and which recipient agrees to maintain the confidentiality of any such information in accordance with the applicable provisions of this Agreement, or (iii) any other disclosure authorized in writing by the Transferor or the Servicer. The Trustee agrees to take such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow the Transferor at the Transferor's expense to inspect the Trustee's security and confidentiality arrangements from time to time during normal business hours, upon reasonable prior notice. In the event that the Trustee is required by law to disclose any Account Information, the Trustee shall provide the Transferor with prompt written notice, unless such notice is prohibited by law, of any such request or requirement so that the Transferor may request a protective order or other appropriate remedy. The Trustee shall use its best efforts to provide the Transferor with written notice no later than five days prior to any disclosure pursuant to this Section 2.02(b).

                  (c) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust or place Liens on Trust Assets other than as contemplated in this Agreement.

                  (d) The Trustee is hereby authorized and directed to execute and deliver to the other parties thereto each Transaction Document to which the Trustee is a party.

                  Section 2.03 REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR. The Transferor hereby represents and warrants to the Trustee for the benefit of the Trust (i) as of the date hereof and the Effective Date, (ii) by accepting on the date of each Transfer the proceeds of such Transfer, as of such date and
(iii) with respect to any Series, as of the Closing Date for such Series that:

                  (a) DUE ORGANIZATION, QUALIFICATION AND AUTHORIZATION. The Transferor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation,
         (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and (iii) has all requisite corporate power and authority (including all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.


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


                                       28

                  (b) CORPORATE POWERS AND NO CONFLICTS. The execution, delivery and performance by the Transferor of the Transaction Documents to which it is or is to be a party, the consummation of the transactions contemplated hereby and the making of each Transfer, are within the Transferor's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene or violate any Requirement of Law, (ii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Transferor or any of its properties or (iii) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Transferor, and no transaction contemplated hereby requires compliance on the Transferor's part with any bulk sales act or similar law. The Transferor is not in violation of any Requirement of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument.

                  (c) GOVERNMENT AUTHORIZATION AND APPROVAL. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery or performance by the Transferor of any of the Transaction Documents to which it is or is to be a party, any Transfer or the consummation of the other transactions contemplated hereby or thereby, (ii) the grant by the Transferor of the liens granted by it pursuant to the Transaction Documents, (iii) the perfection or maintenance of the liens created by the Transaction Documents (including the first priority nature thereof) or (iv) the exercise by the Trustee of its rights under the Transaction Documents or the remedies granted under the Transaction Documents, except for (A) the financing statements and other documents required to have been filed on or prior to the Effective Date pursuant to the Certificate Purchase Agreement and the Loan Agreement for the initial Series issued pursuant hereto, all of which have already been duly filed and are in full force and effect, (B) the filing from time to time of any amendments, assignments, continuation statements or other documents which may become required pursuant to Sections 2.05(i) or 3.03(b)(viii) and (C) any properly completed and executed UCC-3 termination statements which shall have been delivered to the Program Agent on or before the Effective Date.

                  (d) ENFORCEABILITY. Each Transaction Document to which the Transferor is or is to be a party constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms (except as such enforceability may be limited by Debtor Relief Laws). Each Transaction Document is in full force and effect and is not subject, as to the Transferor, to any specific dispute, offset, counterclaim or defense of the Transferor.


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                                       29

                  (e) NO LITIGATION. There is no action, suit, investigation, litigation or proceeding affecting the Transferor, pending or threatened before any Governmental Authority or arbitrator that (i) could have a Material Adverse Effect, (ii) purports to affect the legality, validity or enforceability of any Transaction Document or the consummation of the transactions contemplated hereby or (iii) could adversely affect the income tax attributes of the Trust.

                  (f) LIENS ON PROPERTIES. Except for Liens that will be terminated prior to the Effective Date, there are no Liens of any nature whatsoever on any Account or Receivable. The Transferor is not a party to any contract, agreement, lease or instrument (other than this Agreement or as contemplated by this Agreement) the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of any Lien on any Account or Receivable, or otherwise result in a violation of this Agreement.

                  (g) CONTRACTUAL OBLIGATIONS. (i) The Transferor is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument, or subject to any Requirement of Law, that would have an adverse effect on the ability of the Transferor to carry out its obligations under this Agreement or any other Transaction Document to which it is a party, and (ii) neither the Transferor nor any other party is in default in any respect under or with respect to the Purchase Agreements or any other contract, agreement, lease or instrument to which the Transferor is a party.

                  (h) INVESTMENT COMPANY ACT. The Transferor is not an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, or a company controlled by, an "investment company," within the meaning of and as such terms are defined in the Investment Company Act.

                  (i) LOCATIONS. The chief place of business and chief executive office of the Transferor, and the office where the Transferor keeps the originals of its books, records and documents regarding the Receivables and the other Trust Assets of the Transferor are located at the address of the Transferor specified in Section 13.04.
         The Transferor maintains no other business locations.

                  (j) TRADENAMES. The legal name of the Transferor is as set forth on the signature page of this Agreement, and the Transferor has no tradenames, fictitious names, assumed names or "doing business as" names.

                  (k) SUBSIDIARIES. The Transferor has no Subsidiaries.

x
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


                                       30

                  (l) ACCURACY OF INFORMATION. Each certificate, information, exhibit, financial statement, document, book, record or report furnished by a Responsible Officer of the Transferor to the Trustee, any Enhancement Provider or the Servicer in connection with this Agreement is acurate in all material respects as of its date and no such document contains any misstatement of material fact.

                  (m) SOLVENCY. The Transferor is Solvent and will be Solvent after giving effect to the transactions contemplated by the Transaction Documents.

                  (n) COMPLIANCE. The Transferor has complied, and will comply on each initial issuance of Certificates of any Series, with each Requirement of Law with respect to all Receivables Transferred to the Trust hereunder and the Cardholder Agreements related thereto and with respect to the Transferor's business or properties.

                  (o) TAXES. The Transferor has filed all tax returns (federal, state and local) which it reasonably believes are required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges due from the Transferor or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings as to which adequate reserves are being maintained and no Lien with respect thereto has attached to its property and become enforceable against its other creditors. The Transferor knows of no reasonable basis for any additional tax assessment for any year for which adequate reserves have not been established.

                  (p) USE OF PROCEEDS. No proceeds of the issuance of any Certificate will be used by the Transferor to acquire any security in a transaction that is subject to Sections 13 and 14 of the Exchange Act or to purchase or carry any margin security in violation of any applicable law or regulation.

                  (q) COLLECTION ACCOUNTS. The Collection Account Banks are the only institutions holding Collection Accounts for the receipt of payments in respect of Receivables (subject to such changes as may be made from time to time in accordance with Section 4.02(c) hereof), and all Obligors, and only such Obligors, have been instructed or, upon the creation of Receivables, will be instructed to make payments only to the Servicer or to Collection Accounts in accordance with Section 4.03 and such instructions have not been modified or revoked by the Transferor (except as permitted under Section 4.02(c) hereof) and such instructions that have been given are in full force and effect.

                  (r) EARLY AMORTIZATION EVENT. As of the Closing Date for any Series, no event or condition has occurred and is continuing that is, or with the giving of notice,

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                                       31

         the passage of time or both would constitute, a Trust Early Amortization Event or, with respect to such Series, a Series Early Amortization Event.

                  (s) ERISA. No Plan has any accumulated funding deficiency, as defined in Section 302(a) of ERISA, whether or not waived. The Transferor and each ERISA Affiliate has timely made all contributions required to be made by it to any Plan, except where a failure to contribute could not reasonably be expected to give rise to a Lien under Section 302(f) of ERISA. No Plan Event with respect to any Plan has occurred or could reasonably be expected to occur that could result, directly or indirectly, in any Lien being imposed on the property of the Transferor. Neither the Transferor nor any ERISA Affiliate has incurred, or could reasonably be expected to incur, withdrawal liability to, or liability in connection with, the reorganization, termination or insolvency of any Multiemployer Plan.

                  (t) FRAUDULENT CONVEYANCE. The Transferor is not entering into the transactions contemplated hereby with the intent of hindering, delaying or defrauding any creditor.

                  (u) LIMITED PURPOSE. The Transferor engages in no activities other than those contemplated by the Transaction Documents.

                  (v) CERTIFICATES. Each Certificate, when executed and authenticated by the Trustee in accordance with the terms of Article VI and delivered to and paid for by an Investor Certificateholder pursuant to the related Certificate Purchase Agreement or Loan Agreement, will be validly issued and outstanding and entitled to the benefits of this Agreement and the related Transaction Documents.

                  (w) ELIGIBILITY OF ACCOUNTS. Each Account that was classified as an "Eligible Account" by the Transferor or the Servicer in any document or report delivered hereunder satisfied, at the time of such classification, the requirements for eligibility contained in the definition of Eligible Account.

                  (x) OFFERING OF CERTIFICATES. Neither the Transferor nor any agent acting on its behalf has, directly or indirectly, offered any Certificate or any similar security of the Transferor for sale to, or solicited any offer to buy any Certificate or any similar security of the Transferor from, or otherwise approached or negotiated with respect thereto, with any Person which, and neither the Transferor nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of any Certificate to the provisions of Section 5 of the Securities Act or to the qualification provisions of any securities or blue sky law of any applicable jurisdiction.


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                                       32

                  The representations and warranties set forth in this Section
2.03 shall survive the Transfer and assignment of the respective Receivables to the Trust and the termination of the rights and obligations of the Servicer pursuant to Section 10.01.

                  Section 2.04 REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR RELATING TO THE RECEIVABLES.

                  (a) VALID TRANSFER AND ASSIGNMENT; ELIGIBILITY OF RECEIVABLES. The Transferor hereby represents and warrants to the Trustee for the benefit of the Trust (i) as of the date hereof, (ii) by accepting on the date of each Transfer the proceeds of such Transfer, as of such date and (iii) with respect to any Series, as of the Closing Date for such Series that:

                  (i) VALID TRANSFER AND ASSIGNMENT. Each of the Purchase Agreements creates a valid sale, transfer and assignment to the Transferor of, and, subject to the interest of the Trust hereunder, the Transferor is the legal and beneficial owner of, in each case whether now existing or hereafter created, (A) all of the Originators' right, title and interest in and to the Receivables existing on the Effective Date and thereafter arising from time to time in connection with the Accounts until the termination of the Trust, (B) all monies due or to become due with respect thereto, (C) all Recoveries and Insurance Proceeds relating to such Receivables, (D) all Collections and all other amounts received or receivable from time to time with respect to such Receivables, (E) all rights, remedies, powers and privileges with respect to such Receivables, (F) all of the Originators' rights, remedies, powers and privileges under each Interest Rate Protection Agreement and (G) all proceeds (including "proceeds" as defined in the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of the interest in the Receivables Transferred hereunder) of the foregoing. This Agreement constitutes either (A) a valid Transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the Trust Assets, or (B) a valid grant to the Trust of a first priority perfected security interest (as defined in the UCC as in effect in any applicable jurisdiction) in all right, title and interest of the Transferor in and to the Trust Assets, which is enforceable with respect to the Receivables now existing in connection with the Accounts and the other existing Trust Assets and the proceeds thereof, and which will be enforceable by the Trustee, in the case of Receivables hereafter created and arising from time to time in connection with the Accounts and all other Trust Assets and the proceeds thereof hereafter created, upon such creation. Upon the filing of the appropriate financing statements, the Trust shall have a first priority perfected ownership or security interest in those Trust Assets and proceeds thereof in which a security interest may be perfected by filing appropriate financing statements. Neither the Transferor nor any Person claiming through or under the Transferor has any claim to or interest in the Concentration Account, any Collection Account (except, solely with respect to the Store Accounts, to the extent

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                                       33

         described in the Intercreditor Agreement), the Excess Funding Account or any Series Account, except for (x) the Transferor's rights to receive interest accruing on, and investment earnings in respect of, the Concentration Account, as provided in this Agreement (and, if applicable, any Series Account as provided in any Supplement) and (y) to the extent that this Agreement constitutes the grant of a security interest in such property, the interest of the Transferor in such property as a debtor for purposes of the UCC as in effect in any applicable jurisdiction. Except as otherwise provided in this Agreement, the Transferor has caused the Servicer to clearly and unambiguously mark all its computer records and all its microfiche storage files, if any, in a manner reasonably calculated to indicate the Trust's interest in the Trust Assets and shall cause the Servicer to maintain such records in a manner such that the Trust's perfected first priority interest in the Receivables shall not be adversely affected.

                  (ii) ELIGIBILITY. Each Receivable (i) was purchased in accordance with the terms of a Purchase Agreement and (ii) is an Eligible Receivable.

                  (iii) FREE AND CLEAR OF LIENS. Each Receivable and the Collections with respect thereto then existing have been or will be Transferred to the Trust free and clear of any Lien or interest of any Person or any other Person not holding through the Trust, and in compliance with all Requirements of Law applicable to the Transferor.

                  (iv) RECORDS. The computer file or microfiche or written lists referred to in Section 3.03(b)(viii)(E), as of the date of delivery thereof, are accurate and complete listings in all material respects of all the Accounts, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of such date. As of the Initial Cut Off Date the aggregate amount of Receivables in all the Accounts was $162,377,744.49.

                  (v) INVESTMENT COMPANY ACT, ETC. Each Transfer of Receivables to the Trust hereunder constitutes a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act. The acquisition by the Trust of each Receivable constitutes a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act.

                  (vi) NO PAYMENT. The Transferor has no Knowledge of any fact which would lead it to reasonably expect that, when billed, any Receivable Transferred hereunder would not be paid in accordance with its terms when due.


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                                       34

                  (b) SURVIVAL. The representations and warranties set forth in this Section 2.04 shall survive the Transfer of any of the respective Receivables to the Trust and the termination of the rights and obligations of the Servicer pursuant to Section 10.01.

                  (c) NOTICE OF BREACH. Upon discovery by the Transferor, the Servicer or the Trustee of a breach of any of the representations and warranties set forth in Section 2.03 or 2.04, the party discovering such breach shall give prompt written notice to the other parties hereto and each Enhancement Provider as soon as practicable and in any event within three Business Days following such discovery.


                  (d) INELIGIBLE RECEIVABLES.

                  (i) AUTOMATIC REMOVAL. In the event (x) of a breach with respect to a Receivable of any representations and warranties set forth in
Section 2.04(a)(iii), (y) a Receivable does not arise under an Eligible Account as a result of the failure to satisfy the conditions set forth in clause (v) of the definition of Eligible Account or (z) a Receivable is not an Eligible Receivable as a result of the failure to satisfy the conditions set forth in clause (iv) of the definition of Eligible Receivable, and any of the following three conditions is met: (A) as a result of such breach or event such Receivable is charged off as uncollectible or the Trust's rights in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien; or (B) any Lien upon such Receivable (1) arises in favor of the United States of America or any State or any agency or instrumentality thereof and involves taxes or liens arising under Title IV of ERISA or (2) has been consented to by any Originator or the Transferor, then, upon the earlier to occur of the discovery of such breach or event by the Transferor or the Servicer or receipt by the Transferor of written notice of such breach or event given by the Trustee, each such Receivable shall be automatically reduced on the terms and conditions set forth in Section 2.04(d)(iii) and shall no longer be treated as a Receivable; PROVIDED that if any such Lien does not have a Material Adverse Effect, the Transferor shall have 10 days to remove any such Lien.

                  (ii) REMOVAL AFTER CURE PERIOD. In the event of a breach of any of the representations and warranties set forth in Sections 2.04(a)(ii) through 2.04(a)(vi), other than a breach or event as set forth in clause (d)(i) above, and as a result of such breach the Receivable becomes charged off or the Trust's rights in, to or under the Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien, then, upon the expiration of 60 days after the earlier to occur of the discovery of any such event by either the Transferor or the Servicer or receipt by the Transferor of written notice of any such event given by the Trustee, each such Receivable shall be reduced on the terms and conditions set forth in Section 2.04(d)(iii) and shall no longer be treated as a Receivable; PROVIDED, HOWEVER, that no such reduction shall be required

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                                       35

if, on any day within such applicable 60-day period, such representations and warranties with respect to such Receivable shall then be true and correct in all material respects as if such Receivable had been created on such day.

                  (iii) PROCEDURES FOR REDUCTION. When the provisions of Section 2.04(a)(i) or (ii) above require reduction of a Receivable, the Transferor shall, with respect to each such Receivable (an "INELIGIBLE RECEIVABLE"), direct the Servicer to deduct the principal balance of each such Ineligible Receivable from the Principal Receivables in the Trust and to decrease the Transferor Invested Amount by such amount (but not below zero). On and after the date of such reduction, each Ineligible Receivable shall be deducted from the aggregate amount of Principal Receivables used in the calculation of any Investor Percentage, the Transferor Percentage and the Transferor Invested Amount. In the event that the exclusion of an Ineligible Receivable from the calculation of the Transferor Invested Amount would cause the Transferor Invested Amount to be reduced below the Aggregate Minimum Transferor Invested Amount, the Transferor shall immediately, but in no event later than 10 Business Days after such event, or, if earlier, the next succeeding Distribution Date, make a deposit in the Excess Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Invested Amount would be reduced below the Aggregate Minimum Transferor Invested Amount were such deposit not made. The obligation of the Transferor set forth in this Section 2.04(d)(iii), or the automatic reduction of such Receivable from the Trust, as the case may be, shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced Sections with respect to such Receivable available to Certificateholders or the Trustee on behalf of Certificateholders, except as otherwise specified in any Supplement.

                  (e) REASSIGNMENT OF TRUST PORTFOLIO. In the event of a breach of the representations and warranties set forth in Section 2.03(d) or 2.04(a)(i) of this Agreement or Section 3.01(d) or 3.01(t) of the Purchase Agreements, the Trustee or a Majority in Interest of all Series, by notice then given in writing to the Transferor (and to the Trustee and the Servicer, if given by such Majority in Interest) may direct the Transferor to accept reassignment of an amount of Principal Receivables (as specified below) within 60 days after such notice and the Transferor shall be obligated to accept reassignment of such Principal Receivables on a Distribution Date specified by such Person (such Distribution Date, the "REASSIGNMENT DATE") occurring within such applicable period on the terms and conditions set forth below; PROVIDED, HOWEVER, that no such reassignment shall be required to be made if, at any time during such applicable period, the representations and warranties contained in Section 2.03(d) or 2.04(a)(i) shall then be true and correct. The Transferor shall deposit on the Reassignment Date an amount equal to the reassignment deposit amount (as specified below) for such Receivables in the Concentration Account for distribution to the Investor Certificateholders pursuant to Article XII or any Enhancement Provider pursuant to the applicable Supplement. The reassignment deposit amount for each Series with respect to

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                                       36

which a notice directing reassignment has been given, unless otherwise stated in the related Supplement, shall be equal to (i) the Series Invested Amount of such Series and, if applicable, the Enhancement Invested Amount of such Series at the end of the day on the last day of the Due Period preceding the Reassignment Date, LESS the amount, if any, previously allocated for payment of principal to such Certificateholders on the related Distribution Date in the Due Period in which the Reassignment Date occurs PLUS (ii) an amount equal to all interest accrued but unpaid on the Investor Certificates and, if applicable, the Enhancement Invested Amount of such Series at the applicable Certificate Rate through such last day, LESS the amount, if any, previously allocated for payment of interest to the Certificateholders of such Series on the related Distribution Date in the Due Period in which the Reassignment Date occurs. Payment in full in cash of the reassignment deposit amount with respect to each Series and all other amounts in the applicable Series Account in respect of the preceding Due Period shall be considered a prepayment in full of the interest in the Receivables represented by such Series. On the Distribution Date on which such amount has been deposited in full into the Concentration Account, Receivables with an aggregate principal balance equal to that portion of the Aggregate Invested Amount, with respect to which a notice directing reassignment has been given, all monies due or to become due with respect thereto, all Recoveries and Insurance Proceeds relating thereto and all proceeds of any of the foregoing shall be released to the Transferor after payment of all amounts otherwise due hereunder on or prior to such dates and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be prepared by and as are reasonably requested by the Transferor to vest in the Transferor, all right, title and interest of the Trust in and to the Trust Assets. If the Trustee or a Majority in Interest of all Series give notice directing the Transferor to accept reassignment as provided above, the obligation of the Transferor to accept reassignment of the Receivables and pay the reassignment deposit amount pursuant to this Section 2.04(e) shall constitute the sole remedy respecting a breach of the representations and warranties contained in Section 2.03(d) and 2.04(a)(i) available to the Investor Certificateholders or the Trustee on behalf of the Investor Certificateholders.

                  Section 2.05 COVENANTS OF THE TRANSFEROR. The Transferor hereby covenants and agrees that:

                  (a) COMPLIANCE WITH LAW. The Transferor shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables, will maintain in effect all qualifications required under Requirements of Law in order to properly purchase and Transfer the Receivables and other Trust Assets to the Trust and will comply in all respects with all Requirements of Law applicable to the Transferor, its business and properties and the Trust Assets.

                  (b) PRESERVATION OF LEGAL EXISTENCE. The Transferor will preserve and maintain its existence, legal structure, legal name, its rights (charter and statutory),

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                                       37

         franchises, permits, licenses, approvals and privileges in the jurisdiction of its formation, and qualify and remain qualified in each jurisdiction where the failure to maintain such qualification could have a Material Adverse Effect.

                  (c) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Transferor will (i) keep proper books of record and account, which shall be maintained or caused to be maintained by the Transferor and shall be separate and apart from those of any Affiliate of the Transferor, in which full and correct entries shall be made of all financial transactions and the assets and business of the Transferor in accordance with generally accepted accounting principles consistently applied, (ii) maintain and implement administrative and operating procedures (including the ability to recreate records evidencing the Receivables, the Accounts and related Cardholder Agreements in the event of the destruction of the originals thereof) and (iii) keep and maintain all documents, books, records and other information necessary or reasonably advisable for the collection of all Receivables and the related Accounts (including records adequate to permit the daily identification of each new Receivable and Account, and all Collections of and adjustments to each existing Receivable).

                           The Transferor shall provide to the Trustee access to the documentation regarding the Receivables and the Accounts in such cases where the Trustee requires such access in connection with the enforcement of the rights of any Beneficiary or is required by applicable statutes or regulations to review such documentation, such access being afforded without charge and at the sole cost of the Transferor but only (i) upon reasonable written request, (ii) during normal business hours, (iii) subject to the Transferor's normal security and confidentiality procedures and (iv) at reasonably accessible offices in the continental United States designated by the Transferor.

                  (d) MAINTENANCE OF SEPARATE DIRECTORS. The Transferor will maintain at least two independent directors who are not officers, directors, shareholders or employees of (i) the Parent or the Transferor or (ii) any Affiliate of the Parent or the Transferor, or a parent, child, spouse or sibling of any such Person; PROVIDED, HOWEVER, that if either such independent director dies or resigns, the Transferor shall have 30 Business Days to replace that Person with another independent director. The Transferor will not, without the consent of the two independent directors, so long as there shall not have elapsed one year and one day after the termination of the Trust, institute against the Trust or the Transferor any proceeding of the type referred to in the definition of "Insolvency Event" or cause or permit any action prohibited by Section 2.05(r).

                  (e) PAYMENT OF TAXES, ETC. The Transferor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon it or any Trust

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                                       38

         Asset, or in respect of its income or profits therefrom, and any and all claims of any kind, except that no such amount, so long as such amount is not material, need be paid if the charge or levy is being contested in good faith through appropriate proceedings as to which adequate reserves are being maintained and no Lien with respect thereto has attached to its property and become enforceable against its creditors.

                  (f) REPORTING REQUIREMENTS. The Transferor will:

                           (i) within one Business Day after a Responsible
                  Officer of the Transferor obtains Knowledge of the occurrence of any Early Amortization Event or Servicer Default or any event which, with the giving of notice or lapse of time or both, would constitute an Early Amortization Event or a Servicer Default, notify the Trustee in writing of such occurrence;

                           (ii) as soon as possible and in any event (A) within
                  three Business Days after a Responsible Officer of the Transferor obtains Knowledge of the occurrence of any Early Amortization Event or Servicer Default, or any event which, with the giving of notice or lapse of time or both, would constitute an Early Amortization Event or Servicer Default, furnish to the Trustee, each Rating Agency and each Enhancement Provider the written statement of a Responsible Officer of the Transferor setting forth details of such Early Amortization Event or Servicer Default or such event and the action which the Transferor has taken and proposes to take with respect thereto, and (B) within three Business Days after a Responsible Officer of the Transferor makes a determination that any other event, development or information is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, give written notice thereof to the Trustee, each Rating Agency and each Enhancement Provider;

                           (iii) promptly, from time to time, furnish to the
                  Trustee such other information, documents, records or reports regarding the Receivables, the other Trust Assets or the condition or operations, financial or otherwise, of the Transferor as the Trustee may from time to time reasonably request;

                           (iv) within forty-five (45) (or, after the last
                  calendar month in each calendar year, ninety (90)) days after the end of each calendar month in each Fiscal Year, deliver to the Trustee, each Rating Agency and each Enhancement Provider the balance sheet of the Transferor as at the end of such period and the related statement of income of the Transferor for such calendar month and for the period from the beginning of the then current Fiscal Year to the end of such calendar month, and for the corresponding period during the previous Fiscal

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                                       39

                  Year, and a comparison of the statement of the year to date earnings to the corresponding statement for the corresponding period from the previous Fiscal Year, if applicable, certified by the President or other executive or senior officer of the Transferor as fairly presenting the financial position of the Transferor as at the date indicated and the results of its operations for the period indicated in accordance with generally accepted accounting principles, subject to normal year end adjustments;

                           (v) within ninety (90) days after the end of each
                  Fiscal Year deliver to the Trustee and each Rating Agency audited financial statements of the Parent, including therein a balance sheet of the Parent as at the end of such Fiscal Year and statements of income and cash flow of the Parent for each Fiscal Year, reported on by Independent Public Accountants and accompanied by their related audit letter, which report and letter shall be unqualified as to scope and shall state that such financial statements fairly present the financial position of the Parent as at the dates indicated in conformity with generally accepted accounting principles applied on a basis consistent with prior years, if applicable, and that the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards; and

                           (vi) as soon as possible and in any event within 30
                  days after a Responsible Officer of the Transferor obtains Knowledge that one of the following events has occurred or is reasonably expected to occur: (i) the occurrence of any Plan Event with respect to any Plan or (ii) the withdrawal by the Transferor or any of its ERISA Affiliates from, or the termination, reorganization or insolvency of, any Multiemployer Plan, notify the Trustee in writing of such occurrence.

                  (g) PURCHASE AGREEMENTS. The Transferor (i) will, at its expense, timely perform and comply with all provisions, covenants and other promises required to be observed by it under the Purchase Agreements, maintain the Purchase Agreements in full force and effect, enforce its rights under the Purchase Agreements substantially in accordance with the terms thereof and comply with its obligations under all Cardholder Agreements giving rise to the Receivables, and (ii) will not amend or otherwise modify any term or condition of any Purchase Agreement or give any consent, waiver or approval thereunder. The Transferor shall, within one Business Day after a Responsible Officer obtains Knowledge of the occurrence of any Termination Event or any event which, with the giving of notice or lapse of time or both, would constitute a Termination Event, notify the Trustee in writing of such occurrence. The Transferor

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                                       40

         shall promptly furnish to the Trustee copies of any notices, reports or certificates given or delivered to the Transferor under the Purchase Agreements.

                  (h) UCC OPINION. The Transferor shall deliver to the Trustee within 90 days after the end of each calendar year, beginning with the calendar year ending on or about December 31, 1998, an Opinion of Counsel to the Transferor (who may be counsel employed by an Affiliate of the Transferor), dated as of a date during such 90-day period, substantially to the effect that, in the opinion of such counsel, either (A) such action has been taken as is necessary to continue the perfection of the interests of (1) each Purchaser (as defined in the related Purchase Agreement) in and to the Receivables and other Transferred Assets (as defined in such Purchase Agreement) Transferred under such Purchase Agreement (to the same extent as such interest was perfected on the Effective Date with respect to the Receivables and other Transferred Assets then owned by the Seller (as defined in such Purchase Agreement) and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given and (2) the Trustee in and to the Receivables Transferred hereby and the other Trust Assets Transferred hereunder (to the same extent as such interest was perfected on the Effective Date with respect to the Receivables and other Trust Assets then owned by the Transferor) and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given or (B) no such action is necessary to continue the perfection of such interests.

                  (i) FURTHER ASSURANCES. (A) The Transferor agrees that from time to time, at its own expense, the Transferor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Trustee may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Receivable and the Trust Assets. Without limiting the generality of the foregoing, the Transferor will:
         (i) mark its master data processing and computer records in a manner reasonably calculated to indicate that the Trust Assets have been sold, in the case of any Originator, to the Transferor in accordance with the Purchase Agreements and have been Transferred, in the case of the Transferor, to the Trust in accordance with the Transaction Documents for the benefit of the Beneficiaries; (ii) clearly and unambiguously identify each Account in its computer or other records and all its microfiche storage files, if any, to reflect that an interest in the Receivables arising in such Account has been Transferred pursuant to this Agreement; (iii) if any Trust Assets shall be evidenced by a promissory note, other instrument or chattel paper, deliver and pledge to the Trustee hereunder such note, instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Trustee; and
         (iv) execute and file such

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                                       41

         financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Trustee may reasonably request, in order to perfect and preserve the valid and perfected first priority ownership or security interest granted or purported to be granted under any Transaction Document.

                  (B) The Transferor hereby authorizes the Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Trust Assets without the signature of the Transferor where permitted by law. A photocopy or other reproduction of any Transaction Document or any financing statement covering the Trust Assets or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (C) The Transferor will furnish to the Trustee from time to time statements and schedules further identifying and describing the Trust Assets and such other reports in connection with the Trust Assets as the Trustee may reasonably request, all in reasonable detail.

                  (D) The Transferor shall, from time to time, execute and deliver to the Obligors any bills, statements and letters or other writings necessary to carry out the terms and provisions of any Transaction Document and to facilitate the collection of the Receivables in a manner consistent with the Cardholder Guidelines.

                  (j) NO LIENS. Except for the Transfers hereunder, the Transferor will not sell, pledge, assign or transfer any Receivable or any interest therein or any other Trust Asset to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Trust Asset or any other property or asset of the Transferor (other than the Exchangeable Transferor Certificate and funds deposited pursuant to the applicable Supplement or the Exchangeable Transferor Certificate), whether now existing or hereafter created, or any interest therein, and the Transferor shall defend the right, title and interest of the Trust in and to the Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor or any Originator. The Transferor shall notify the Trustee and each Enhancement Provider after becoming aware of any Lien on any Receivable.

                  (k) ACTIVITIES OF THE TRANSFEROR. The Transferor will not engage in, enter into or be a party to any business, activity or transaction of any kind other than the businesses, activities and transactions contemplated and authorized for it by the Transaction Documents or incidental to its ability to carry out its obligations under such agreements.


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                                       42

                  (l) INDEBTEDNESS. Except for the Subordinated Notes, the Transferor will not create, incur or assume any Indebtedness (other than Indebtedness related to operating expenses incurred in the performance of or incidental to its obligations under this Agreement which shall not exceed $150,000 per annum) or sell or transfer any Receivable to a trust or other Person which issues securities in respect of any such Receivables, other than as contemplated by the Transaction Documents.

                  (m) GUARANTEES. Except as provided herein, the Transferor will not become or remain liable, directly or indirectly, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.


                  (n) INVESTMENTS. The Transferor will not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of Indebtedness, acquisition of the business or assets, or otherwise) in, any of its Affiliates or any other Person except for (i) purchases of Receivables pursuant to the terms of the Purchase Agreements, (ii) investments in Permitted Investments in accordance with the terms of this Agreement and (iii) holding the Exchangeable Transferor Certificate.

                  (o) CHANGE IN LEGAL NAME. The Transferor will not (i) make any change to its legal name, identity or business structure in any manner or chief executive office (including the address thereof) or use any trade name, fictitious name, assumed name or "doing business as" name or (ii) change its jurisdiction of organization UNLESS, prior to the effective date of any such name change, change in chief executive office, use or change of jurisdiction, the Transferor delivers to the Trustee (A) written notice of such change at least 30 days prior to the effective date thereof, (B) such financing statements (Forms UCC-1 and UCC-3) executed by the Transferor required to reflect such name change, change in chief executive office, use or change of jurisdiction, together with such other documents and instruments required in connection therewith to maintain the continued perfection of the interests of the Trustee in the Trust Assets and (C) prior to the effective date thereof, an Opinion of Counsel, in form and substance satisfactory to the Trustee, as to the Transferor's due organization, valid existence and good standing and the continued perfection after the effective date thereof of the interests of the Trustee in and to the Receivables and other Trust Assets Transferred hereby (to the same extent as such interest was perfected on the Effective Date with respect to the Receivables then owned by the Transferor). Furthermore, the Transferor shall give 30 days' prior written notice to the Trustee of any change in the location of the office

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                                       43


         where it keeps the books, records and documents regarding the Receivables and the other Trust Assets from the address of the Transferor referred to in Section 13.04.

                  (p) CHARTER DOCUMENTS. The Transferor will not amend any provision of its certificate of incorporation or bylaws relating to or affecting (i) voting rights of, actions by, appointment of, criteria for or qualifications of any independent director or (ii) the requirement that the Transferor maintain at all times two independent directors, including Articles Third, Fourth, Ninth and Tenth of such certificate of incorporation.

                  (q) MAINTENANCE OF SEPARATE EXISTENCE. (i) The Transferor will not:

                           (A) except as provided under any Transaction
                  Document, suffer any limitation on the authority of its own directors and officers to conduct its business and affairs in accordance with their independent business judgment, or authorize or suffer any Person other than its own directors and officers to act on its behalf with respect to matters (other than matters customarily delegated to others under powers of attorney) for which a corporation's own directors and officers would customarily be responsible;

                           (B) commingle its money or other assets with those of
                  the Servicer, the Parent, any Affiliate of the Parent or any Affiliate of the Transferor, or use its funds for other than the Transferor's uses;

                           (C) assume the liabilities of the Servicer, the
                  Parent or any Affiliate of the Parent;

                           (D) guarantee the liabilities of the Servicer, the
                  Parent or any Affiliate of the Parent;

                           (E) be involved in the day-to-day management of the
                  Servicer or the Parent;

                           (F) act as agent of the Servicer, the Parent or any
                  Affiliate of the Parent or allow the Servicer, the Parent or any Affiliate of the Parent to act as its agent (other than as Servicer hereunder or pursuant to a contract on terms no less favorable to the Transferor than it would have obtained in a similar contract with a Person not an Affiliate of the Transferor);

                           (G) make any advances to the Servicer, the Parent or
                  any Affiliate of the Parent;

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                                       44

                           (H) have insufficient officers and personnel to
                  conduct its business and operations;

                           (I) enter into business transactions with any of its
                  Affiliates unless the terms are not more or less favorable to the Transferor than terms and conditions available at the time to the Transferor for comparable transactions with unaffiliated persons and a majority of the board of directors of the Transferor including each director who is an independent director approves the transaction; and

                           (J) conduct its affairs in a manner at any time
                  inconsistent with the assumptions set forth in the opinions delivered pursuant to any Certificate Purchase Agreement or Loan Agreement regarding the true sale of assets to the Transferor under the Purchase Agreements and the non-substantive consolidation of the Transferor with the Parent or any Affiliate of the Parent; and

                  (ii)  the Transferor will:

                           (A) do all things necessary to maintain its existence
                  as a corporation separate and apart from the Servicer, the Parent, any Affiliate of the Parent, and any Affiliate of the Transferor including conducting business correspondence in its own name and maintaining appropriate and separate books, records and financial statements;

                           (B) (1) maintain or cause to be maintained by an
                  agent of the Transferor under the Transferor's control physical possession of all its books and records, (2) maintain capitalization adequate for the conduct of its business, (3) account for and manage its liabilities separately from those of any other Person, including payment of all payroll and other administrative expenses and taxes from its own assets,
                  (4) segregate and identify separately all of its money and assets from those of any other Person (including, but not limited to, maintaining separate bank accounts in its own name), and (5) maintain offices through which its business is conducted separate from those of the Servicer, the Parent, any Affiliate of the Parent and any Affiliate of the Transferor (which offices may be leased or sub-leased from any such Person, PROVIDED that, to the extent that the Transferor and any of its Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs and expenses among them, and each such entity shall bear its fair share of such costs and expenses and each such office shall be conspicuously identified as the office of such entity);


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                                       45

                           (C) (1) maintain its books, financial statements,
                  accounting records and other business documents and records separate from those of the Servicer, the Parent and each other Person, (2) act solely in its legal name and through its own authorized officers and agents, (3) make investments directly or by brokers engaged and paid by the Transferor or its agents (PROVIDED that if any such agent is an Affiliate of the Transferor it shall be compensated at a fair market rate for its services), (4) separately manage its liabilities from those of the Servicer, the Parent or any Affiliate of the Parent and pay its own liabilities, including all administrative expenses, from its own separate assets (PROVIDED that, to the extent the employees of the Transferor participate in pension, insurance and other benefit plans of the Parent or any Affiliate thereof, the Transferor will reimburse the Parent or such Affiliate, as the case may be, for an appropriate share of the costs thereof), (5) pay from its assets all obligations and Indebtedness of any kind incurred by it and (6) abide by all corporate legal formalities, including the maintenance of current corporate records;

                           (D) if the Transferor is included within the
                  consolidated financial statements of the Parent or any Affiliate thereof, disclose in a note in the financial reports required to be delivered quarterly and annually the existence of the Transferor as a separate legal entity, having separate assets, liabilities and operations, and the participation of the Transferor in the transactions contemplated by the Transaction Documents;

                           (E) establish investment guidelines and criteria by a
                  majority of the board of directors including at least two directors who are independent directors; and

                           (F) conduct its affairs in a manner at all times
                  consistently with the assumptions set forth in the opinions delivered pursuant to any Certificate Purchase Agreement or any Loan Agreement regarding the true sale of assets to the Transferor under the Purchase Agreements and the non-substantive consolidation of the Transferor with the Parent or any of its Affiliates.

                  (r) OWNERSHIP; MERGER. The Transferor will not (i) sell any shares of any class of its capital stock to any Person (other than the Parent or any of its Affiliates that are Subsidiaries of the Parent), or enter into any transaction of merger or consolidation, or convey or otherwise dispose of all or substantially all of its assets (except as contemplated herein), or (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution), or (iii) acquire or be acquired by any Person.


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                                       46

                  (s) RECEIVABLES TO BE ACCOUNTS. The Transferor will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in any applicable jurisdiction), except as permitted under Section 3.03(b)(vi). The Transferor will take no action to cause any Receivable to be anything other than an "account," or a "general intangible" or the "proceeds" of either for purposes of the UCC as in effect in any applicable jurisdiction.

                  (t) CARDHOLDER AGREEMENTS AND CARDHOLDER GUIDELINES. The Transferor shall enforce the covenant in each Purchase Agreement requiring the related Originator to comply with and perform its obligations under the Cardholder Agreements relating to the Accounts and the Cardholder Guidelines. The Transferor may permit any Originator to change the terms and provisions of the Cardholder Agreements or the Cardholder Guidelines in any respect (including the reduction of the required minimum monthly payment, the calculation of the amount, or the timing, of charge-offs and the periodic finance charges and other fees to be assessed thereon), unless such change would have a Material Adverse Effect; PROVIDED, HOWEVER, that the Transferor may not permit an Originator to change the required minimum monthly payment or periodic finance charge (collectively, a "YIELD CHANGE") unless, after five Business Days' prior written notice to the Rating Agency of a Yield Change, the Rating Agency shall have provided written notice to the Transferor that the Rating Agency Condition shall be satisfied or unless such Yield Change is mandated by applicable law. The Transferor will not rescind or cancel, or permit the rescission or cancellation of, any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (u) ACCOUNT ALLOCATIONS. In the event that the Transferor is unable for any reason to Transfer Receivables to the Trust in accordance with the provisions of this Agreement (including by reason of the application of the provisions of Section 9.01(c) or 9.01(e) hereof or by an order by any federal or state governmental agency having regulatory authority over the Transferor or any court of competent jurisdiction that the Transferor not Transfer any additional Principal Receivables to the Trust) then, in any such event, (A) the Transferor agrees to allocate and pay to the Trust, after the date of such inability, all Collections with respect to Principal Receivables, and all amounts which would have constituted Collections with respect to Principal Receivables but for the Transferor's inability to Transfer such Receivables (up to an aggregate amount equal to the amount of Principal Receivables in the Trust on such date); (B) the Transferor agrees to have such amounts applied as Collections in accordance with
         Article IV hereof; and (C) for only so long as all Collections and all amounts which would have constituted Collections are allocated and applied in accordance with clauses (A) and (B) above, Principal Receivables (and all amounts which would have constituted Principal Receivables but for the Transferor's inability to Transfer


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                                       47

         Receivables to the Trust) that are charged off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article IV hereof, and all amounts that would have constituted Principal Receivables but for the Transferor's inability to Transfer Receivables to the Trust shall be deemed to be Principal Receivables for the purpose of calculating (i) the applicable Investor Percentage with respect to any Series and (ii) the Aggregate Invested Amount thereunder. If the Transferor is unable pursuant to any Requirement of Law to allocate Collections as described above, the Transferor agrees that it shall in any such event allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with Article IV hereof. The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables that have been Transferred to the Trust, or that would have been Transferred to the Trust but for the above described inability to Transfer such Receivables, shall continue to be a part of the Trust notwithstanding any cessation of the Transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

                  (v) DELIVERY OF COLLECTIONS. The Transferor agrees to pay to the Servicer all payments received by the Transferor in respect of the Receivables as soon as practicable after receipt thereof by the Transferor.

                  (w) TRANSFER OF ACCOUNTS. The Transferor covenants and agrees that it will not Transfer the Accounts to any Person prior to the termination of this Agreement pursuant to Article XII.

                  (x) INFORMATION PROVIDED TO RATING AGENCIES. The Transferor will use its best efforts to cause all information provided to any Rating Agency pursuant to this Agreement or in connection with any action required or permitted to be taken under this Agreement to be complete and accurate in all material respects.

                  (y) TAX ELECTION. None of the Transferor, the Servicer, or the Trustee shall make or agree to the making of an election pursuant to Treasury Regulation section 301.7701-3(c) to have the trust, or a deemed arrangement among the parties to this Agreement or others, treated as an association taxable as a corporation.

                  (z) CASH RESERVE. The Transferor will maintain at all times a cash reserve equal to at least $50,000.

                  Section 2.06 REQUIRED DEPOSITS. If either (i) the Transferor Invested Amount on the last day of the Due Period is less than the Aggregate Minimum Transferor Invested

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                                       48

Amount or (ii) on the last Business Day of any Due Period, the sum of the aggregate amount of the Principal Receivables plus the amount on deposit in the Excess Funding Account is less than the Minimum Aggregate Principal Receivables on such date, the Transferor shall on or prior to the close of business on the 10th Business Day following the last Business Day of such Due Period (the "REQUIRED DESIGNATION DATE"), unless the Transferor Invested Amount exceeds the Aggregate Minimum Transferor Invested Amount or the sum of the aggregate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account exceeds the Minimum Aggregate Principal Receivables, as the case may be, in either case as of the close of business on any day after the last Business Day of such Due Period and prior to the Required Designation Date, deposit in the Excess Funding Account immediately available funds in a sufficient amount such that after giving effect to such addition or deposit, the Transferor Invested Amount as of the close of business on the Required Designation Date is at least equal to the Aggregate Minimum Transferor Invested Amount on such date and the sum of the aggregate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account equals or exceeds the Minimum Aggregate Principal Receivables on such date.

                  Section 2.07 TRUSTEE MAY PERFORM. If the Transferor fails to perform any of its agreements or obligations under this Agreement, the Trustee may (but shall not be obligated to) itself perform, or cause performance of, such agreement or obligation, and the expenses incurred in connection therewith shall be payable by the Transferor as provided in Section 11.05.

                  Section 2.08 NO ASSUMPTION OF LIABILITY. Nothing in this Agreement shall constitute or is intended to result in the creation or assumption by the Trust, the Trustee, any Certificateholder or any Enhancement Provider of any obligation of any Originator, the Transferor or the Servicer or any other Person to any Obligor in connection with the Receivables, the Accounts, the Cardholder Agreements or other agreement or instrument relating thereto.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

                  Section 3.01 ACCEPTANCE OF APPOINTMENT AND OTHER MATTERS RELATING TO THE SERVICER.


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                                       49

                  (a) Chargit agrees to act as the Servicer under this Agreement. The Investor Certificateholders of each Series, by their acceptance of the related Certificates, consent to Chargit acting as Servicer hereunder.

                  (b) The Servicer shall (subject to Article X) enforce all rights and interests in, to and under the Receivables and the other Trust Assets on behalf of the Trust. The Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables and in accordance with the Cardholder Guidelines and applicable laws, rules and regulations and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Article X, the Servicer is hereby authorized and empowered (i) to make deposits to, and to instruct the Trustee to make deposits to and withdrawals from, the Concentration Account, the Collection Accounts and the Excess Funding Account as set forth in this Agreement, (ii) to instruct the Trustee to make withdrawals and payments from, any Series Account, in accordance with the related Supplement, (iii) to instruct the Trustee in writing, as set forth in this Agreement, (iv) to execute and deliver, on behalf of the Trust for the benefit of the Beneficiaries, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables and (v) to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements. The Trustee agrees that it shall promptly follow the instructions of the Servicer to withdraw funds from the Concentration Account, the Collection Accounts, the Excess Funding Account or any Series Account and to take any action required under this Agreement or any other Transaction Document. The Trustee shall execute at the Servicer's written request such documents prepared by the Transferor and acceptable to the Trustee as may be reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Trustee shall, upon the written request of the Servicer, furnish the Servicer with any documents then in the Trustee's possession which are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  (c) The Servicer shall not be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other credit card receivables.


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                                       50

                  (d) The Servicer shall maintain fidelity bond coverage insuring against losses through the wrongdoing of its officers who are involved in the servicing of credit card receivables covering such actions and in such amounts as the Servicer believes to be reasonable from time to time.

                  Section 3.02 SERVICING COMPENSATION. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Due Period prior to the termination of the Trust pursuant to Section 12.01 (with respect to each Due Period, the "MONTHLY SERVICING FEE") which shall equal the sum of (i) the Transferor Monthly Servicing Fee (payable only out of Collections allocable to the Transferor Invested Amount) and (ii) the aggregate amount of all Investor Monthly Servicing Fees as specified in each Supplement (payable only to the extent set forth in such Supplement).

                  The Servicer's expenses include the amounts due to the Trustee pursuant to Section 11.05 and the reasonable fees and disbursements of Independent Public Accountants and all other expenses incurred by the Servicer in connection with its activities under the Transaction Documents; PROVIDED that the Servicer shall not be liable for any liabilities, costs or expenses of the Trust, any Enhancement Provider or the Investor Certificateholders arising under any tax law, including any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith). The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Monthly Servicing Fee.

                  Section 3.03 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER. (a) Chargit, as initial Servicer, hereby represents and warrants, and each Successor Servicer by acceptance of its appointment hereunder shall represent and warrant, (i) in the case of the initial Servicer (x) as of the date hereof and as of the Effective Date and (y) with respect to any Series, as of the Closing Date for such Series or (ii) in the case of any Successor Servicer, (x) as of the date of such acceptance and (y) with respect to any Series issued after such date, as of the Closing Date for such Series, in each case unless otherwise stated in such Supplement:

                  (i) DUE ORGANIZATION, QUALIFICATION AND AUTHORIZATION. The Servicer (1) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation,
         (2) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and (3) has all requisite corporate power and authority (including all governmental licenses, permits

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                                       51

         and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (ii) CORPORATE POWERS AND NO CONFLICTS. The execution, delivery and performance by the Servicer of the Transaction Documents to which it is or is to be a party, the consummation of the transactions contemplated hereby and the making of each Transfer, are within the Servicer's corporate powers, have been duly authorized by all necessary corporate action, and do not (1) contravene or violate any Requirement of Law, (2) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Servicer or any of its properties or (3) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Servicer, and no transaction contemplated hereby requires compliance on the Servicer's part with any bulk sales act or similar law. The Servicer is not in violation of any Requirement of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument.


                  (iii) GOVERNMENT AUTHORIZATION AND APPROVAL. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required with respect to the Servicer for (1) the due execution, delivery or performance by the Servicer of any of the Transaction Documents to which it is or is to be a party, any Transfer or the consummation of the other transactions contemplated hereby, or (2) the exercise by the Trustee of its rights under the Transaction Documents or its remedies granted under the Transaction Documents.

                  (iv) ENFORCEABILITY. Each Transaction Document to which the Servicer is or is to be a party constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.

                  (v) NO LITIGATION. There is no action, suit, investigation, litigation or proceeding affecting the Servicer, pending or threatened before any Governmental Authority or arbitrator that (1) could have a Material Adverse Effect, (2) purports to affect the legality, validity or enforceability of any Transaction Document or the consummation of the transactions contemplated hereby or (3) could adversely affect the income tax attributes of the Trust.

                  (vi) COLLECTION ACCOUNTS AND THE CONCENTRATION ACCOUNT. Specified on Schedule 3.03(a)(vi) hereto are (1) the names, addresses and ABA numbers of all the Collection Account Banks, together with the account numbers of the Collection

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                                       52

         Accounts and the name of a contact person at each Collection Account Bank and (2) the name, address and ABA number of the Concentration Account Bank, together with the account number and the name of a contact person for the Concentration Account.

                  (vii) PAYMENT INSTRUCTIONS. The Servicer has notified (or caused to be notified) the Obligor on each Receivable to make payments on such Receivable to the Servicer or to one of the Collection Accounts.

                  (viii) PERIODIC REPORTS AND DETERMINATION DATE CERTIFICATES. Each report and certificate delivered by the Servicer pursuant to Sections 3.04, 3.05 and 3.06 shall be true and correct in all material respects as of the date such report or certificate is delivered.

                  (ix) SERVICER DEFAULT. No Servicer Default has occurred and is continuing.

                  (x) EARLY AMORTIZATION EVENT. No Trust Early Amortization Event has occurred and is continuing and, as of the Closing Date for any Series, no Series Early Amortization Event with respect to such Series has occurred and is continuing.

                  The representations and warranties set forth in this Section 3.03(a) shall survive the Transfer of the Receivables to the Trust and the termination of the rights and obligations of any Servicer pursuant to Section
10.01. Upon a discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and to each Enhancement Provider, if any.

                  (b) The Servicer hereby covenants and agrees that:

                  (i) COLLECTIONS. (A) In the event that the Servicer receives any Collections, the Servicer agrees to hold all such Collections in trust and to deposit such Collections in a Collection Account as soon as practicable, but in no event later than three Business Days after receipt thereof.

                  (B) In the event that any Affiliate of the Servicer receives any Collections, the Servicer agrees to deposit (or cause to be deposited) an amount equal to such Collections in a Collection Account as soon as practicable, but in no event later than three Business Days after receipt thereof.

                  (ii) COMPLIANCE WITH REQUIREMENTS OF LAW. The Servicer will
         (A) duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Account in accordance with the Cardholder Guidelines, (B)

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                                       53

         maintain in effect all qualifications required under any Requirement of Law in order to service properly each Receivable and the related Account in accordance with the Cardholder Guidelines and the Transaction Documents and (C) comply with all other Requirements of Law in connection with servicing each Receivable and the related Account.

                  (iii) EXTENSION OR AMENDMENT OF RECEIVABLES. The Servicer will not extend, amend or otherwise modify (or consent or fail to object to any such extension, amendment or modification by the Transferor) the terms of any Receivable and the related Account, or amend, modify or waive (or consent or fail to object to any such amendment, modification or waiver by the Transferor) any payment term or condition of any invoice related thereto except as permitted under the Cardholder Agreements, the Cardholder Guidelines or Section 2.05(t). The Servicer will not rescind or cancel, or permit the rescission or cancellation of, any Receivable or the related Account except as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (iv) PROTECTION OF CERTIFICATEHOLDERS' RIGHTS. The Servicer will take no action which would impair the rights of any Beneficiary in any Receivable or Trust Asset, except as provided in this Agreement.

                  (v) DEPOSITS TO CONCENTRATION ACCOUNT, ANY COLLECTION ACCOUNT OR ANY SERIES ACCOUNT. The Servicer will not deposit or otherwise credit, or cause to be so deposited or credited, or consent or fail to object to any such deposit or credit known to it, cash or cash proceeds other than Collections to the Concentration Account, any Collection Account (other than the Store Accounts) or any Series Account.

                  (vi) RECEIVABLES NOT TO BE EVIDENCED BY PROMISSORY NOTES. The Servicer will take no action to cause any Receivable to be evidenced by any "instrument" (as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivable created hereunder), except in connection with its enforcement, in which event the Transferor shall deliver such instrument to the Trustee as soon as reasonably practicable but in no event more than three Business Days after execution thereof.

                  (vii) REPORTING REQUIREMENTS. The Servicer will:

                           (A) within one Business Day after a Responsible
                  Officer of the Servicer obtains Knowledge of the occurrence of a Servicer Default or an Early Amortization Event, or any event which, with the giving of notice or lapse of

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                                       54

                  time or both, would constitute a Servicer Default or Early Amortization Event, notify the Trustee;

                           (B) as soon as possible and in any event within three
                  Business Days after a Responsible Officer of the Servicer obtains Knowledge of the occurrence of a Servicer Default or any Early Amortization Event or any event which, with the giving of notice or lapse of time or both, would constitute a Servicer Default or an Early Amortization Event, furnish to the Trustee and to each Enhancement Provider the written statement of a Responsible Officer of the Servicer setting forth details of such Servicer Default or Early Amortization Event or such event and the action which the Servicer has taken and proposes to take with respect thereto;

                           (C) as soon as possible and in any event within three
                  Business Days after a Responsible Officer of the Servicer makes a determination that any other event, development or information is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, give written notice thereof to the Trustee, each Rating Agency and each Enhancement Provider;

                           (D) promptly, from time to time, furnish to the
                  Trustee and each Enhancement Provider such other information, documents, records or reports regarding the Receivables, the other Trust Assets or the condition or operations, financial or otherwise, of the Servicer as the Trustee and each Enhancement Provider may from time to time reasonably request;

                           (E) within forty-five (45) (or, after the last
                  calendar month in each Fiscal Year, ninety (90)) days after the end of each calendar month in each Fiscal Year, deliver to the Trustee, each Rating Agency and each Enhancement Provider the consolidated balance sheets of the Parent and its Subsidiaries as at the end of such period and the related consolidated statements of income and cash flow of the Parent and its Subsidiaries for such calendar month and for the period from the beginning of the then current Fiscal Year to the end of such calendar month, and for the corresponding period during the previous calendar year, and a comparison of the statement of the year to date earnings and cash flow to the corresponding statement for the corresponding period from the previous Fiscal Year, and the most recently prepared forecasted consolidated balance sheet and consolidated statement of earnings and cash flow of the Parent and its Subsidiaries for and as of the end of such Fiscal Year, certified by the Treasurer or the Controller of the Parent as fairly presenting the consolidated financial position of the Parent and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in

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                  accordance with generally accepted accounting principles,
                  subject to normal year end adjustments; and

                           (F) within ninety (90) days after the end of each
                  Fiscal Year deliver to the Trustee, each Rating Agency and each Enhancement Provider audited consolidated financial statements of the Parent and its Subsidiaries, including therein a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Year and consolidated statements of income and cash flow of the Parent and its Subsidiaries for such Fiscal Year, reported on by Independent Public Accountants and accompanied by their related audit letter, which report and letter shall be unqualified as to scope and shall state that such financial statements fairly present the consolidated position of the Parent and its Subsidiaries as at the dates indicated in conformity with generally accepted accounting principles applied on a basis consistent with prior years and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards.

                  The Servicer shall provide to the Trustee access to the documentation regarding the Receivables and the related Accounts in such cases where the Trustee requires such access in connection with the enforcement of the rights of any Beneficiary or is required by applicable statute or regulations to review such documentation, such access being afforded without charge and at the sole cost and expense of the Servicer but only (i) upon reasonable written request, (ii) during normal business hours, (iii) subject to normal and reasonable security and confidentiality procedures and (iv) at reasonably accessible offices in the continental United States designated by the Servicer.

                  (viii) FURTHER ASSURANCES. (A) The Servicer agrees that from time to time, at its own expense, the Servicer will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Trustee may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Receivable and the Trust Assets. Without limiting the generality of the foregoing, the Servicer will:
         (i) mark its computer records in a manner reasonably calculated to indicate that the Trust Assets have been Transferred, in the case of any Originator, to the Transferor in accordance with the Purchase Agreements and, in the case of the Transferor, to the Trust in accordance with the Transaction Documents for the benefit of the Beneficiaries, (ii) clearly and unambiguously identify each Account in its computer or other records and all its microfiche storage files, if any, to reflect that an interest in the Receivables arising in such Account has been Transferred pursuant to this

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                                       56

         Agreement; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments, or notices, or deliver to the Trustee such other documents, as may be necessary or desirable, or as the Trustee may reasonably request, in order to perfect and preserve the valid and perfected first priority ownership or security interest granted or purported to be granted under any Transaction Document.

                  (B) The Servicer hereby authorizes the Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Trust Assets without the signature of the Servicer where permitted by law. A photocopy or other reproduction of any Transaction Document or any financing statement covering the Trust Assets or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (C) The Servicer will furnish to the Trustee from time to time statements and schedules further identifying and describing the Trust Assets and such other reports in connection with the Trust Assets as the Trustee may reasonably request, all in reasonable detail.

                  (D) The Servicer shall, from time to time, execute and deliver to the Obligors any bills, statements and letters or other writings necessary to carry out the terms and provisions of any Transaction Document and to facilitate the collection of the Receivables in a manner consistent with the Cardholder Guidelines.

                  (E) In connection with each Transfer, the Servicer agrees, on behalf of the Transferor, as an expense of the Servicer, paid out of the Transferor Monthly Servicing Fee, on or prior to the Effective Date and (x) with respect to the following clause (i), on or prior to the date of each Transfer thereafter and (y) with respect to the following clause (ii), quarterly thereafter (i) to indicate in the Account File maintained in its computer files that Receivables created in connection with the Accounts have been Transferred to the Trust pursuant to this Agreement, and (ii) to deliver to the Trustee a computer file or microfiche or written list containing a true and complete list of all such Accounts, identified by account number, Obligor name and Obligor address and setting forth the Receivable balance as of the date of such Transfer. The Servicer further agrees not to alter the file designation referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement.

                  (ix) CHANGE CARDHOLDER AGREEMENTS OR CARDHOLDER GUIDELINES. The Servicer shall comply with and perform its servicing obligations with respect to the Receivables and the related Accounts in accordance with the related Cardholder Agreements and Cardholder Guidelines.



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                                       57

                  (x) NOTIFICATION OF OBLIGORS. The Servicer will notify the Obligor on each Receivable purchased by the Trust on or after the Effective Date to make payments on such Receivable either to the Servicer or to one of the Collection Accounts.

                  (xi) MODIFICATION OF SYSTEMS. The Servicer agrees, promptly after the replacement or any material modification of any computer, automation or other operating systems (in respect of hardware or software) used to provide the Servicer's services as Servicer or to make any calculations or reports hereunder, to give written notice of any such replacement or modification to the Trustee.

                  (xii) SERVICER BUSINESS DAYS. No later than December 1 of each year, the Servicer shall furnish the Trustee with a list of days other than Saturday, Sunday, and any other day on which banks are required or authorized by law to close in New York City or the city in which the Corporate Trust Office is located, on which the Servicer shall be closed during the immediately succeeding calendar year, except that with respect to the calendar years 1997 and 1998, the Servicer shall furnish such list to the Trustee on or before the Effective Date.

                  (xiii) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Servicer shall maintain and implement administrative and operating procedures (including the ability to recreate records evidencing the Receivables and the related Accounts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, microfiche, computer records and other information necessary or reasonably advisable for the collection of all the Receivables and the related Accounts. Such documents, books, microfiche, and computer records shall reflect all customary facts giving rise to the Receivables, all payments and credits with respect thereto, and the computer records shall be clearly marked to show the interests of the Trust in the Receivables and the related Accounts. The Servicer shall hold on behalf of the Trust (to the extent of its interest therein) any document evidencing or securing a Receivable and the related Account and any Cardholder Agreement related to such Receivable or such Account and necessary to the servicing of such Receivable or such Account and the collection thereof in accordance with the terms of this Agreement. Such holding by the Servicer shall be in trust and shall be deemed to be the holding thereof by the Trustee for purposes of perfecting the Trust's rights therein as provided in the UCC.

                  (xiv) MAINTENANCE OF INSURANCE. The Servicer shall use its best efforts to maintain with a responsible company, and at its own expense, its current commercial crime insurance (including commercial fraud insurance) as is commercially available at a cost that is not generally regarded as excessive by industry standards, with coverage on all officers, employees or other Persons acting in any capacity requiring such

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                                       58

         Persons to handle funds, money, documents or papers relating to the Receivables and the related Accounts.

                  (xv) TOTAL SYSTEMS FAILURE. The Servicer shall promptly notify the Trustee and each Enhancement Provider of any Total Systems Failure and shall advise the Trustee of the estimated time required in order to remedy such Total Systems Failure and of the estimated date on which a Monthly Servicer's Report can be delivered. Until a Total Systems Failure is remedied, the Servicer will (1) furnish to the Trustee and each Enhancement Provider such periodic status reports and other information relating to such Total Systems Failure as the Trustee and each Enhancement Provider may reasonably request and (2) promptly notify the Trustee and each Enhancement Provider if the Servicer believes that such Total Systems Failure cannot be remedied by the estimated date, which notice shall include a description of the circumstances which gave rise to such delay, and the action proposed to be taken in response thereto, and a revised estimate of the date on which a Monthly Servicer's Report can be delivered. The Servicer shall promptly notify the Trustee and each Enhancement Provider when a Total Systems Failure has been remedied.

                  (xvi) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. The Servicer will not add (except as provided in the second sentence of Section 4.02(c)) or terminate any Collection Account Bank, or make any material change in its instructions to Obligors regarding the method by which payments are to be made in respect of Receivables. The names and addresses of all the Collection Account Banks, together with the account numbers of the Collection Accounts of the Servicer at such Collection Account Banks, shall be specified on Schedule 3.03(a)(vi) hereto. Upon the addition of any Collection Account, the Servicer shall deliver to the Trustee a new Schedule 3.03(a)(vi), and Schedule 3.03(a)(vi) hereto shall be amended in full thereby.

                  (xvii) SERVICING AND TRUST ADMINISTRATION ACTIVITIES. The Servicer agrees that no substantial servicing activities in respect of Receivables or Trust administration activities will be conducted in any State other than New York or Ohio.

                  Section 3.04 REPORTS AND RECORDS FOR THE TRUSTEE.

                  (a) DAILY REPORTS. On each Business Day, the Servicer shall prepare and deliver to the Trustee via telecopier, a report (the "DAILY REPORT") setting forth (i) the Collections in respect of the Receivables processed by the Servicer on or prior to the second preceding Business Day and (ii) the amount of Receivables as of the close of business on the second preceding Business Day.


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                                       59

                  (b) MONTHLY SERVICER'S REPORT. Unless otherwise stated in the related Supplement with respect to any Series, on each Determination Date, the Servicer shall forward to the Trustee, the Paying Agent, any Enhancement Provider and the Rating Agencies a certificate of a Servicing Officer in the form of Exhibit A (which includes the Schedule thereto specified as such in any Supplement) setting forth (i) the aggregate amount of Collections processed during the preceding Due Period, (ii) the aggregate amount of Collections of Principal Receivables processed by the Servicer pursuant to Article IV during the preceding Due Period, (iii) the aggregate amount of Collections of Finance Charge Receivables processed by the Servicer pursuant to Article IV during the preceding Due Period, (iv) the aggregate amount of Principal Receivables and Finance Charge Receivables processed as of the end of the last day of the preceding Due Period, (v) the amounts on deposit in the Excess Funding Account and other accounts established pursuant to the related Supplements; (vi) amounts drawn on any Enhancement; (vii) amounts to be paid to an Enhancement Provider;
(viii) the sum of all amounts payable to the Investor Certificateholders of each Series on the succeeding Distribution Date in respect of Certificate Principal and Certificate Interest and (ix) such other matters as are set forth in Exhibit A (such report being the "MONTHLY SERVICER'S REPORT").

                  The Servicer may, upon making a determination that changes to Exhibit A shall be necessary and desirable, deliver to the Trustee an Officer's Certificate to which shall be annexed the form of the related Exhibit, as so changed, so long as such changes do not serve to exclude information required by the Agreement or any Supplement. Upon the delivery of such Officer's Certificate to the Trustee, the related Exhibit, as so changed, shall for all purposes of this Agreement constitute such Exhibit. The Trustee may conclusively rely upon such Officer's Certificate in determining whether the related Exhibit, as changed, conforms to the requirements of this Agreement.

                  Section 3.05 ANNUAL SERVICER'S CERTIFICATE. On or prior to the date of the delivery of each accountant's report pursuant to Section 3.06(a), the Servicer will deliver to the Trustee and each Enhancement Provider an Officer's Certificate substantially in the form of Exhibit C stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office or as set forth in any Supplement.

                  Section 3.06 ANNUAL INDEPENDENT ACCOUNTANTS' SERVICING REPORT.
(a) On or before May 1 of each Fiscal Year of the Parent, beginning with May 1, 1999, the Servicer

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shall cause a firm of nationally recognized independent certified public accountants (who may also render other services to the Servicer, the Transferor or any Originator) to furnish a report to the Trustee and each Enhancement Provider, to the effect that such firm has made a study and evaluation, in accordance with the procedures specified in Exhibit D, of the Servicer's internal accounting controls relative to the servicing of Accounts under this Agreement and any Supplement for the prior Fiscal Year and that, on the basis of such study and evaluation, such firm is of the opinion (assuming the accuracy of any reports generated by the Servicer's third party agents) that the system of internal accounting controls in effect on the date set forth in such report, relating to servicing procedures performed by the Servicer, taken as a whole, was sufficient for the prevention and detection of errors and irregularities in amounts that would be material to the financial statements of the Parent or the assets of the Trust and that such servicing was conducted in compliance with this Agreement during the period covered by such report, except for such exceptions, errors or irregularities as such firm shall believe to be immaterial to the financial statements of the Parent and immaterial to the Trust Assets and such other exceptions, errors or irregularities as shall be set forth in such report. The Servicer shall investigate and correct such material exceptions, errors or irregularities at its own expense. A copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office or as set forth in any Supplement.

                  (b) On or before May 1 of each calendar year, beginning with May 1, 1999, the Servicer shall cause a firm of nationally recognized independent certified public accountants (who may also render other services to the Servicer, the Transferor or any Originator) to furnish a report to the Trustee and each Enhancement Provider, prepared using generally accepted auditing standards, to the effect that such firm has compared the mathematical calculations of each amount set forth in the monthly certificates forwarded by the Servicer pursuant to Section 3.04(b) during the prior Fiscal Year with the Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such firm is of the opinion that such amounts are in agreement, except for such exceptions as it believes to be immaterial to the accuracy of the information set forth in such certificates of the Servicer and such other exceptions as shall be set forth in such report. In the event such firm requires the Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. A copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office or as set forth in any Supplement.

                  Section 3.07 TAX TREATMENT. The parties hereto have structured this Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state and local tax law as indebtedness. The Transferor, the


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Servicer, the holder of the Exchangeable Transferor Certificate and each
Investor Certificateholder agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income. Each Investor Certificateholder and the holder of the Exchangeable Transferor Certificate, by acceptance of its Certificate or by acquisition of a beneficial interest in a Certificate, agrees to be bound by the provisions of this Section 3.07.

                  Section 3.08 NOTICES TO THE TRANSFEROR. In the event that Chargit is no longer acting as Servicer, any Successor Servicer appointed pursuant to Section 10.02 shall deliver or make available to the Transferor each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.04, 3.05 and 3.06.

                                   ARTICLE IV

                          RIGHTS OF CERTIFICATEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.01 RIGHTS OF CERTIFICATEHOLDERS. Each Series shall represent a fractional undivided beneficial interest in the Trust, including the benefits of any Enhancement issued with respect to the related Series and the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Concentration Account, Collection Accounts or the Excess Funding Account or to be paid to the Investor Certificateholders of such Series; PROVIDED, HOWEVER, that the aggregate interest represented by such Series at any time in the Principal Receivables shall not exceed an amount equal to the applicable Series Invested Amount at such time. The Exchangeable Transferor Certificate shall represent the remaining undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in this
Article IV and in any Supplement to be paid to the holder of the Exchangeable Transferor Certificate; PROVIDED, HOWEVER, that the aggregate interest represented by such Exchangeable Transferor Certificate at any time in the Principal Receivables shall not exceed the Transferor Invested Amount at such time and such Exchangeable Transferor Certificate shall not represent any interest in the Concentration Account, Collection Accounts or the Excess Funding Account, except as provided in this Agreement, or the benefits of any Enhancement issued with respect to any Series, except as set forth in the related Supplement.

                  Section 4.02  ESTABLISHMENT OF ACCOUNTS.

                  (a) THE CONCENTRATION ACCOUNT. The Servicer, for the benefit of the Beneficiaries, shall establish and maintain in the United States, with an institution which is and

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ontinues to be a Qualified Depository Institution which shall initially be the
Trustee (the "CONCENTRATION ACCOUNT BANK"), in the name of the Trustee and on behalf of the Trust, a segregated account (the "CONCENTRATION ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Beneficiaries. The Trustee, for the benefit of the Beneficiaries, shall possess all right, title and interest in all funds on deposit from time to time in the Concentration Account and in all proceeds thereof. Without limiting the rights of the Servicer set forth in Section 4.02(b) below, the Concentration Account shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiaries. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right to deduct from any funds held in the Concentration Account for any amount owed to it by the Trustee, the Trust, the Transferor, any Originator, any Certificateholder or any Enhancement Provider. Pursuant to authority granted to it hereunder, the Servicer shall have the power to instruct the Trustee or such Qualified Depository Institution to withdraw funds from the Concentration Account for the purpose of carrying out the Servicer's duties hereunder. If, at any time, the institution holding the Concentration Account ceases to be a Qualified Depository Institution, the Trustee upon written notice by the Servicer (or the Servicer on its behalf) shall promptly establish a new Concentration Account with a Qualified Depository Institution meeting the conditions specified above, transfer any cash or any investments to such new Concentration Account and, from the date such new Concentration Account is established, it shall be the "Concentration Account."

                  (b) ADMINISTRATION OF THE CONCENTRATION ACCOUNT. Funds on deposit in the Concentration Account shall at all times be invested in Permitted Investments as directed in writing by the Servicer. All such Permitted Investments shall be held by the Trustee or Qualified Depository Institution maintaining such Concentration Account for the benefit of the Beneficiaries. Any such Permitted Investment shall mature and such funds shall be available for withdrawal on the Business Day prior to the next following Distribution Date. No such Permitted Investments shall be liquidated prior to the maturity thereof. Subject to the conditions set forth herein, the Servicer shall have the authority to instruct the Trustee with respect to the investment of such funds. At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Concentration Account shall be treated as Collections of Finance Charge Receivables. In no event shall the Trustee be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the failure of the Servicer to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction.

                  (c) COLLECTION ACCOUNTS. On or prior to the Effective Date, the Servicer, for the benefit of the Beneficiaries, shall establish and maintain or cause to be established and maintained in the United States in the name of the Trustee, on behalf of the Trust, with an

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institution which is and continues to be a Qualified Depository Institution, segregated accounts in the name of the Trustee and on behalf of the Trust (each such account, together with each account referred to in the next succeeding sentence, a "COLLECTION ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held in Trust for the benefit of the Beneficiaries (except, solely with respect to the Store Accounts, to the extent described in the Intercreditor Agreement). The Servicer, for the benefit of the Beneficiaries, may establish and maintain or cause to be established and maintained in the United States in the name of the Trustee, on behalf of the Trust, with institutions which are and continue to be Qualified Depository Institutions, additional segregated accounts, for the deposit of Store Payments, in the name of the Trustee and on behalf of the Trust bearing a designation clearly indicating that the funds deposited therein are held in Trust for the benefit of the Beneficiaries (except to the extent described in the Intercreditor Agreement). Obligors will be directed to remit payments with respect to their Receivables in the manner set forth in Section 4.03. The Collection Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiaries (except, solely with respect to the Store Accounts, to the extent described in the Intercreditor Agreement). The Servicer shall cause the Trustee to transfer Collections to the Concentration Account in the manner set forth in Section 4.03. Each Collection Account shall be maintained with documentation and instructions in form and substance satisfactory to the Trustee. Such documentation shall provide, among other things, that available amounts shall be transferred on a daily basis to the Concentration Account. The Servicer will not (i) make any change in the name, address or ABA number of any Collection Account Bank, the account number of any Collection Account, the name, address or ABA number of any Concentration Account Bank, or the account number for any Concentration Account from that set forth in
Schedule 3.03(a)(vi) hereto or (ii) materially amend any instruction to any Obligor or any instruction to or agreement with any Collection Account Bank with respect to any Collection Account unless the Trustee (if directed to do so in writing by a Majority in Interest of each outstanding Series or, if the related Supplement so provides, the Enhancement Provider for such Series) shall have given its prior consent to such change or amendment.

                  The Servicer hereby agrees and acknowledges that it has executed and delivered to the Trustee a letter and executed acknowledgement thereto substantially in the form of Exhibit E hereto (each, a "COLLECTION ACCOUNT LETTER"), addressed to and executed by each banking institution or other Person with which a Collection Account is maintained (each such banking institution with which a Collection Account is maintained being a "COLLECTION ACCOUNT BANK"). The Servicer hereby agrees, and the Trustee hereby acknowledges, that the execution and delivery of each Collection Account Letter transfers to the Trustee all right, title and interest in the applicable Collection Account and in all monies, securities and instruments therein (except, solely with respect to the Store Accounts, to the extent described in the Intercreditor Agreement).


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                  If, at any time, the institution holding any Collection
Account ceases to be a Qualified Depository Institution, the Trustee upon written notice by the Servicer (or the Servicer on its behalf) shall promptly establish a new Collection Account with a Qualified Depository Institution meeting the conditions specified above, transfer any cash or any investments to such new Collection Account and, from the date such new Collection Account is established, it shall be a "Collection Account."

                  Section 4.03  COLLECTIONS AND ALLOCATIONS.

                  (a) COLLECTIONS. The Transferor and the Servicer hereby agree, and shall instruct all Obligors accordingly: (i) to cause all Obligors to remit payments on their Receivables directly to a Collection Account or to the Servicer; (ii) to cause all such payments to the Principal Store Account and any Collection Account other than a Store Account to be deposited in the Concentration Account within two Business Days of its receipt thereof; and (iii) to cause all such payments (other than those referred to in the preceding clause (ii)) to be deposited (A) in a Collection Account within one Business Day (or for sixty days after the Effective Date, two Business Days) of the Servicer's receipt thereof, (B) then, in the Principal Store Account within one Business Day of such deposit in such Collection Account and (C) then, in the Concentration Account, within one Business Day of such deposit in the Principal Collection Account. Notwithstanding the foregoing, unless the certificates of deposit, short-term deposits or commercial paper of the Servicer shall have a credit rating from Moody's and Standard & Poor's of P-1 and A-l+, respectively, or the long-term unsecured debt obligations of the Servicer (other than, in each case, any obligation whose rating is based on collateral or on the credit of a Person other than the Servicer) shall have a credit rating from Moody's and Standard & Poor's of at least Aa3 and AA, respectively, all amounts deposited into any Collection Account on any Business Day shall on the same Business Day be withdrawn from such Collection Account and deposited into the Concentration Account.

                  (b) SERIES ALLOCATIONS. (i) On each Business Day, the Servicer shall instruct the Trustee in writing to allocate Collections of Principal Receivables, Collections of Finance Charge Receivables and Loss Amounts to each Series, in each case in an amount equal to the product of (A) the Investor Percentage for each such Series for the most recently ended Due Period and (B)
(1) all Collections of Principal Receivables deposited in the Concentration Account on such Business Day, (2) all Collections of Finance Charge Receivables deposited in the Concentration Account on such Business Day or (3) all Loss Amounts incurred on such Business Day, as the case may be.

                  (ii) On each Business Day, the Servicer shall instruct the Trustee in writing to allocate Collections of Principal Receivables, Collections of Finance Charge Receivables and Loss Amounts to the holder of the Exchangeable Transferor Certificate, in each case in an amount equal to the product of (A) the Transferor Percentage for the most recently ended Due

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Period and (B) (1) all Collections of Principal Receivables deposited in the
Concentration Account on such Business Day, (2) all Collections of Finance Charge Receivables deposited in the Concentration Account on such Business Day or (3) all Loss Amounts incurred on such Business Day, as the case may be.

                  (c) ADJUSTMENTS FOR MISCELLANEOUS CREDITS AND FRAUDULENT CHARGES. With respect to each Due Period, the aggregate amount of Principal Receivables (i) which were created in respect of merchandise refused or returned by the Obligor thereunder or as to which the Obligor thereunder has asserted a counterclaim or defense, (ii) which were reduced by the Servicer by any rebate, refund, charge-back or adjustment (including Servicer errors) or (iii) which were created as a result of a fraudulent or counterfeit charge (with respect to such Due Period, the "DILUTION AMOUNT") will be allocated to each Series based upon the Investor Percentage for such Series.

                  On the last day of each Due Period, the aggregate amount of Principal Receivables used to calculate the Transferor Invested Amount will be reduced by an amount equal to the sum of the Series Dilution Amounts for each outstanding Series for such Due Period. If such reduction would cause the Transferor Invested Amount to be less than the Aggregate Minimum Transferor Invested Amount, the Transferor shall promptly, but in no event later than 10 Business Days after such last day, make a deposit in the Excess Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Invested Amount would be reduced below the Aggregate Minimum Transferor Invested Amount.

                  (d) EXCESS FUNDING ACCOUNT. The Servicer, for the benefit of the Investor Certificateholders, shall establish and maintain in the United States in the name of the Trustee, on behalf of the Trust, a segregated trust account with an institution which is and continues to be a Qualified Depository Institution bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries (the "EXCESS FUNDING ACCOUNT"). The Trustee, for the benefit of the Beneficiaries, shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof. Without limiting the rights of the Servicer set forth in the next succeeding paragraph, the Excess Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiaries. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Excess Funding Account for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Enhancement Provider. If, at any time, the institution holding the Excess Funding Account ceases to be a Qualified Depository Institution, the Trustee upon written notice by Servicer (or the Servicer on its behalf) shall promptly establish a new Excess Funding Account with a Qualified Depository Institution meeting the conditions specified above, transfer any cash or any investments to such new Excess Funding

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                                       66

Account and, from the date such new Excess Funding Account is established, it shall be the "Excess Funding Account."

                  Funds on deposit in the Excess Funding Account shall at the direction of the Servicer be invested by the Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Trustee for the benefit of the Beneficiaries. The Trustee shall maintain for the benefit of the Beneficiaries possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Funds on deposit in the Excess Funding Account on any date (after giving effect to any withdrawals from the Excess Funding Account on such date) will be invested in Permitted Investments that will mature so that funds will be available at the close of business on the Distribution Date following such date. No such Permitted Investments shall be liquidated prior to maturity. On each Determination Date, the Servicer shall instruct the Trustee in writing to withdraw on the related Distribution Date from the Excess Funding Account and deposit in the Concentration Account all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account, for application as Collections of Finance Charge Receivables (allocable to each Series PRO RATA based on the Investor Percentage for each Series until paid in full) with respect to the prior Due Period. Interest (including reinvested interest) and other investment income and earnings on funds on deposit in the Excess Funding Account shall not be considered part of the amount on deposit in such Excess Funding Account for purposes of this Agreement. On any Determination Date on which no Series is in an Amortization Period or an Early Amortization Period, the Servicer shall determine the amount by which the Transferor Invested Amount exceeds the Aggregate Minimum Transferor Invested Amount on such date and shall instruct the Trustee in writing to withdraw such amount from the Excess Funding Account, until the amount on deposit in the Excess Funding Account is reduced to zero, on the related Distribution Date and pay such amount to the holder of the Exchangeable Transferor Certificate; PROVIDED that such allocation shall be subject to Section 4.03(g). On any Determination Date on which one or more Series is in an Amortization Period or an Early Amortization Period, the Servicer shall determine the aggregate amount of Principal Shortfalls, if any, with respect to each such Series that is a Principal Sharing Series (after giving effect to the allocation and payment provisions in the Supplement with respect to each such Series), and the Servicer shall instruct the Trustee in writing to withdraw such amount from the Excess Funding Account on the succeeding Distribution Date and allocate such amount among each such Series as Shared Principal Collections as specified in each related Supplement.

                  (e) SHARED PRINCIPAL COLLECTIONS. On each Distribution Date,
(i) the Servicer shall allocate Shared Principal Collections to each Principal Sharing Series in a Group, PRO RATA, in proportion to the Principal Shortfalls, if any, with respect to each such Series and (ii) the Servicer shall instruct the Trustee in writing to withdraw from the Concentration Account or the Excess Funding Account and the Servicer shall pay to the holder

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                                       67

of the Exchangeable Transferor Certificate an amount equal to the excess, if any, of (x) the aggregate amount for all such Series of Collections of Principal Receivables that the related Supplements specify are to be treated as "SHARED PRINCIPAL COLLECTIONS" for such Distribution Date over (y) the aggregate amount for all such Series that the related Supplements specify are "Principal Shortfalls" for such Distribution Date (the "PRINCIPAL SHORTFALLS"); PROVIDED, HOWEVER, that such amounts shall be paid to the holder of the Exchangeable Transferor Certificate only to the extent the Transferor Invested Amount for such Determination Date (determined after giving effect to any Principal Receivables Transferred to the Trust on such date) exceeds the Aggregate Minimum Transferor Invested Amount; and PROVIDED FURTHER that, if on any Distribution Date the Transferor Invested Amount is less than or equal to the Aggregate Minimum Transferor Invested Amount, the Servicer shall deposit in the Excess Funding Account any Shared Principal Collections then on deposit in the Concentration Account that otherwise would be distributed to the holder of the Exchangeable Transferor Certificate.

                  (f) SHARED EXCESS FINANCE CHARGE COLLECTIONS. On each Distribution Date, (i) the Servicer shall allocate Shared Excess Finance Charge Collections with respect to the Series in a Group to each Series in such Group, PRO RATA, in proportion to the Finance Charge Shortfalls, if any, with respect to each such Series and (ii) the Servicer shall instruct the Trustee in writing to withdraw from the Concentration Account and the Servicer shall pay to the holder of the Exchangeable Transferor Certificate an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series in a Group of the amounts that the related Supplements specify are to be treated as "SHARED EXCESS FINANCE CHARGE COLLECTIONS" for such Distribution Date over (y) the aggregate amount for all outstanding Series in such Group that the related Supplements specify are "Finance Charge Shortfalls" for such Distribution Date (the "FINANCE CHARGE SHORTFALLS"); PROVIDED, HOWEVER, that such payment shall be subject to
Section 4.03(g); and PROVIDED FURTHER that the sharing of Shared Excess Finance Charge Collections among Series in a Group will continue only until such time, if any, at which the Transferor shall deliver to the Trustee an Officer's Certificate to the effect that, in the reasonable belief of the Transferor or its counsel, the continued sharing of Shared Excess Finance Charge Collections among Series in any Group would have adverse regulatory implications with respect to the Transferor or any Originator. Following the delivery by the Transferor of such an Officer's Certificate to the Trustee there will not be any further sharing of such Shared Excess Finance Charge Collections among Series in any Group.



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                                       68

                                    ARTICLE V

                 DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

                  Distributions shall be made to, and reports shall be provided to, Certificateholders of each Series as set forth in the applicable Supplement.


                                   ARTICLE VI

                                THE CERTIFICATES

                  Section 6.01 CERTIFICATES. The Investor Certificates of each Series may be issued in fully registered form (for purposes of Section 163(f) of the Code) ("REGISTERED CERTIFICATES") and shall be substantially in the form specified in the related Supplement. The Exchangeable Transferor Certificate shall be substantially in the form of Exhibit B hereto. The Investor Certificates and the Exchangeable Transferor Certificate shall, upon issue pursuant hereto or to Section 6.09 or Section 6.10, be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Sections 2.01 and 6.02. Any Investor Certificate shall be issuable in a minimum denomination of $5,000,000 and in integral multiples of $1,000 in excess thereof, unless otherwise specified in any Supplement, and shall be issued upon original issuance in an aggregate original principal amount equal to the Initial Series Invested Amount for the related Series. The Exchangeable Transferor Certificate shall be initially issued as a single certificate to the Transferor. Each Certificate shall be executed by manual or facsimile signature on behalf of the Trustee by a duly authorized signatory. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by or on behalf of the Trustee by the manual or facsimile signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  Section 6.02 AUTHENTICATION OF CERTIFICATES. The Trustee shall authenticate and deliver any Series of Investor Certificates, upon the written order of the Transferor, to such

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                                       69

Person as shall be designated by the Transferor, against payment to the Transferor of the applicable Initial Series Invested Amount (net of any discount) in accordance with the Transaction Documents. Upon the receipt of such payment and the issuance of the Investor Certificates, such Investor Certificates shall be fully paid and non-assessable. The Trustee shall authenticate and deliver the Exchangeable Transferor Certificate to the Transferor simultaneously with the initial Transfer to the Trust of Receivables. Upon an Exchange as provided in Section 6.09 and the satisfaction of the applicable conditions specified therein, the Trustee shall authenticate and deliver the Investor Certificates of additional Series (with the designation provided in the related Supplement), upon the order of the Transferor, to the persons designated in such Supplement. Upon the order of the Transferor, the Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Series Invested Amount of such Series.

                  Section 6.03 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

                  (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "TRANSFER AGENT AND REGISTRAR"), in accordance with the provisions of Section 11.16, a register (the "CERTIFICATE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates of each Series (unless otherwise provided in the related Supplement) and of transfers and exchanges of the Investor Certificates as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar. The provisions of Sections 7.04, 11.01, 11.02, 11.03 and 11.05 shall apply to the Trustee also in its role as Transfer Agent and Registrar, for so long as the Trustee shall act as Transfer Agent and Registrar. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Servicer. In the event that the Trustee shall no longer be the Transfer Agent and Registrar, the Trustee shall appoint a successor Transfer Agent and Registrar. The Trustee may revoke such appointment, or any subsequent appointment, and remove the Transfer Agent and Registrar if the Trustee determines in its sole discretion that the Transfer Agent and Registrar has failed to perform its obligations under this Agreement in any material respect. The Transfer Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days' notice to the Transferor, the Servicer and the Trustee. No resignation, revocation or removal under this Section 6.03(a) shall be effective, and the Transfer Agent and Registrar shall continue to perform its duties as Transfer Agent and Registrar until, the Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to the Transferor and such successor has accepted such appointment.


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                                       70

                  Upon surrender for registration of transfer of any Certificate at any office or agency of the Transfer Agent and Registrar, the Transferor shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of like aggregate Undivided Trust Interests.

                  At the option of an Investor Certificateholder, Registered Certificates may be exchanged for other Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Trust Interests in the Trust, upon surrender of the Registered Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose.

                  Whenever any Investor Certificates of any Series are so surrendered for exchange, the Transferor shall execute, and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in writing.

                  The preceding provisions of this Section 6.03 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Investor Certificate of any Series for a period of 15 days preceding the due date for any payment with respect to the Investor Certificates of such Series.

                  Unless otherwise provided in the related Supplement, no service charge shall be made for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  All Investor Certificates surrendered for registration of transfer and exchange shall be canceled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Trustee.

                  The Transferor shall execute and deliver to the Trustee or the Transfer Agent and Registrar, as applicable, Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.


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                                       71

                  (b) Except as provided in Section 6.09 or in any Supplement, in no event shall the Exchangeable Transferor Certificate or any interest therein be transferred hereunder, in whole or in part to a person other than the Transferor or an Affiliate of the Transfer- or, unless the Transferor shall have consented in writing to such transfer and unless the Trustee shall have received a Tax Opinion.

                  (c) (i) Registration of transfer of Investor Certificates shall be effected only if such transfer (x) is made pursuant to an effective registration statement under the Securities Act, or is exempt from the registration requirements under the Securities Act, and (y) is made to a Person which is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to ERISA or that is described in Section 4975(e)(1) of the Code or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "BENEFIT PLAN"). In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the Securities Act, the transferor or the transferee shall deliver, at its expense, to the Transferor, the Servicer and the Trustee, an investment letter from the transferee, substantially in the form of the investment and ERISA representation letter attached hereto as Exhibit F, and no registration of transfer shall be made until such letter is so delivered.

                  Whenever an Investor Certificate is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Servicer regarding such transfer and shall be entitled to receive instructions signed by a Servicing Officer prior to registering any such transfer. The Transferor hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and its officers, directors, employees and agents and to hold each of them harmless against any loss, liability or expense incurred without gross negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause (i). This provision shall survive the discharge of this Agreement or the earlier resignation or removal of the Trustee.

                  (ii) If so requested by the Transferor, the Trustee will make available to any prospective purchaser of Investor Certificates who so requests, a copy of a letter provided to the Trustee by or on behalf of the Transferor relating to the transferability of any Series to a Benefit Plan.

                  (d) The Transfer Agent and Registrar shall maintain at its expense in the Borough of Manhattan, the City of New York (and subject to this Section 6.03, if specified in the related Supplement for any Series, any other city designated in such Supplement) an office or offices or an agency or agencies where Investor Certificates of such Series may be surrendered for registration of transfer or exchange.


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                                       72

                  Section 6.04 MUTILATED, DESTROYED, OR STOLEN CERTIFICATES. If
(a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Transferor shall execute and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Trust Interest. In connection with the issuance of any new Certificate under this Section 6.04, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.04 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  Section 6.05 PERSONS DEEMED OWNERS. Prior to due presentation of a Registered Certificate for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Registered Certificate is registered as the owner of such Registered Certificate for the purpose of receiving distributions pursuant to any Supplement and for all other purposes whatsoever; and in any such case neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; PROVIDED, HOWEVER, for purposes of voting or the giving of any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by any Originator, the Transferor, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be fully protected in conclusively relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded. Investor Certificates so owned that have been pledged in good faith shall not be disregarded as outstanding, if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not any Originator, the Transferor, the Servicer or an Affiliate thereof.

                  Section 6.06  APPOINTMENT OF PAYING AGENT.


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                  (a) The Paying Agent shall make distributions to Investor
Certificateholders from the appropriate account or accounts maintained for the benefit of Investor Certificateholders as specified in any Supplement. Any Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making distributions referred to above and shall report such withdrawals to the Trustee. The Trustee (or the Servicer if the Trustee is the Paying Agent) may revoke such power and remove the Paying Agent, if the Trustee (or the Servicer if the Trustee is the Paying Agent) determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect or for other good cause. The Paying Agent shall initially be the Trustee. The Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Servicer. In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor to act as Paying Agent who shall be acceptable to the Transferor and the Trustee. The provisions of Sections 11.01, 11.02 and
11.03 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. The Paying Agent (other than the Trustee) shall be permitted to resign as Paying Agent upon 30 days' notice to the Transferor, the Servicer and the Trustee. No resignation, revocation or removal under this Section 6.06(a) shall be effective, and the Paying Agent shall continue to perform its duties as Paying Agent until, the Trustee has appointed a successor Paying Agent reasonably acceptable to the Transferor and such successor has accepted such appointment.

                  (b) The Trustee shall cause the Paying Agent (other than itself) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Investor Certificateholders, and shall agree, and if the Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding by the Trustee of payments in respect of federal income taxes due from Certificateholders (consistent with the treatment of the Investor Certificates as debt instruments for federal income tax purposes).

                  Section 6.07 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Trustee shall furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Registered Certificateholders as of the most recent Record Date. Unless otherwise provided in the related Supplement, holders of Investor Certificates evidencing Undivided Trust Interests aggregating not less than 10% of the Undivided Trust Interest of any Series (the "APPLICANTS") may apply in writing to the Trustee, and if such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with

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                                       74

respect to their rights under any Transaction Document and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Registered Certificateholders of such Series or all outstanding Series, as applicable, held by the Trustee and shall give the Servicer notice that such request has been made, within five Business Days after the receipt of such application. The Trustee shall keep in as current a form as is reasonably practicable the most recent list available to it of Certificateholders. Every Registered Certificateholder, by receiving and holding a Registered Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Registered Certificateholders hereunder, regardless of the source from which such information was obtained.

                  Section 6.08  AUTHENTICATING AGENT.

                  (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Transferor.


                  (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

                  (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Transferor. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Transferor.



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                                       75

                  (d) The Trustee agrees to pay each authenticating agent from time to time reasonable compensation for its services under this Section 6.08, and the Trustee shall be entitled to be reimbursed and the Servicer shall reimburse the Trustee for such reasonable payments actually made, subject to the provisions of Section 11.05.

                  (e) The provisions of Sections 7.04, 11.01, 11.02, 11.03 and
11.05 shall be applicable to any authenticating agent.

                  (f) Pursuant to an appointment made under this Section 6.08, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                           This is one of the certificates described in the Pooling and Servicing Agreement, dated as of December 30, 1997, among The El-Bee Chargit Corp., The El-Bee Receivables Corp. and Bankers Trust Company.


                                                   ----------------------------
                                                   as Authenticating Agent
                                                      for the Trustee,


                                                   By:
                                                      -------------------------
                                                        Authorized Officer


                  Section 6.09  TENDER OF EXCHANGEABLE TRANSFEROR CERTIFICATE.

                  (a) Upon any Exchange (as defined below) the Trustee shall issue to the holder of the Exchangeable Transferor Certificate under Section 6.01, for execution and redelivery to the Trustee for authentication under
Section 6.02, one or more new Series of Investor Certificates. Any such Series of Investor Certificates shall be substantially in the form specified in the related Supplement and shall bear, upon its face, the designation for the Series to which it belongs, as selected by the Transferor. Except as specified in any Supplement for a related Series, all Series shall rank PARI PASSU and be equally and ratably entitled as provided herein to the benefits hereof (except that the Enhancement and any Series Accounts provided for any Series shall not be available for any other Series) without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the related Supplement.


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                                       76

                  (b) The holder of the Exchangeable Transferor Certificate may tender the Exchangeable Transferor Certificate to the Trustee in exchange for
(i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Transferor Certificate (any such tender, a "TRANSFEROR EXCHANGE"). In addition, to the extent permitted for any Series of Investor Certificates as specified in the related Supplement, the Investor Certificateholders of such Series may tender their Investor Certificates and the holder of the Exchangeable Transferor Certificate may tender the Exchangeable Transferor Certificate to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for (i) one or more newly issued Series of Investor Certificates and
(ii) a reissued Exchangeable Transferor Certificate (an "INVESTOR EXCHANGE"). The Transferor Exchange and Investor Exchange are referred to collectively herein as an "EXCHANGE." The holder of the Exchangeable Transferor Certificate may perform an Exchange by notifying the Trustee in writing at least five days in advance (an "EXCHANGE NOTICE") of the date upon which the Exchange is to occur (an "EXCHANGE DATE"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such
Series: (a) its Initial Series Invested Amount (or the method for calculating such Initial Series Invested Amount), which at any time may not be greater than the current principal amount of the Exchangeable Transferor Certificate at such time, (b) its Certificate Rate (or the method for allocating interest payments or other cash flows to such Series), if any, and (c) the Enhancement Provider, if any, with respect to such Series. On the Exchange Date, the Trustee shall authenticate and deliver any such Series of Investor Certificates only upon delivery to it of the following: (a) a Supplement satisfying the criteria set forth in Section 6.09(c) executed by the Transferor and specifying the Principal Terms of such Series, (b) the applicable Enhancement, if any, (c) the agreement, if any, pursuant to which the Enhancement Provider agrees to provide the Enhancement, if any, (d) written confirmation that the Rating Agency Condition has been satisfied with respect to the Exchange, (e) an Officer's Certificate of the Transferor that on the Exchange Date, after giving effect to the Exchange, the Transferor Invested Amount will be at least equal to the Aggregate Minimum Transferor Invested Amount and the sum of the aggregate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account will be at least equal to the Minimum Aggregate Principal Receivables and such Exchange will not result in the occurrence of an Early Amortization Event and is not reasonably expected to result in such an occurrence, and (f) the existing Exchangeable Transferor Certificate or applicable Investor Certificates, as the case may be. If any Series is outstanding, it is a condition to the issuance of any newly created Series of Investor Certificates that (A) such issuance will not result in the occurrence of an Early Amortization Event, (B) the Transferor shall have delivered to the Trustee, each Rating Agency and any Enhancement Provider an Opinion of Counsel to the effect that such Issuance (1) has been, or need not be, registered under the Securities Act and will not result in the requirement that any other Series not registered under the Securities Act be so registered (unless the Transferor has elected, in its sole discretion, to register such Certificates), (2) will not result in the Trust becoming subject to registration as an investment company under the Investment Company Act and
(3) will not require this

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                                       77

Agreement or the related Supplement to be qualified under the Trust Indenture Act of 1939, as amended (unless the Transferor has elected, in its sole discretion, to so qualify the Agreement or the related Supplement) and (C) the Transferor shall have delivered to the Trustee, each Rating Agency and any Enhancement Provider a Tax Opinion, dated the date of such issuance, with respect to such issuance. Upon satisfaction of such conditions, the Trustee shall cancel the existing Exchangeable Transferor Certificate or applicable Investor Certificates, as the case may be, and issue, as provided above, such Series of Investor Certificates and a new Exchangeable Transferor Certificate, dated the Exchange Date. There is no limit to the number of Exchanges that may be performed under this Agreement.

                  (c) In conjunction with an Exchange, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any newly issued Series of Investor Certificates, which may include: (i) its name or designation, (ii) an Initial Series Invested Amount and Series Invested Amount or the method of calculating the Initial Series Invested Amount or the Series Invested Amount, as the case may be, (iii) the Certificate Rate (or formula for the determination thereof), (iv) the Closing Date, (v) the rating agency or agencies rating such Series, (vi) the interest payment date or dates and the date or dates from which interest shall accrue, (vii) the method of allocating Collections with respect to Principal Receivables, Finance Charge Receivables and Loss Amounts for such Series and the method by which the principal amount of Investor Certificates of such Series shall amortize or accrete, (viii) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts, (ix) the Investor Monthly Servicing Fee, (x) the Aggregate Minimum Transferor Invested Amount (if any), (xi) the Enhancement Provider, if applicable, and the terms of any Enhancement with respect to such Series, (xii) the base rate applicable to such Series, (xiii) the terms on which the Certificates of such Series may be repurchased or remarketed to other investors,
(xiv) the Series Termination Date, (xv) any deposit into any account provided for such Series, (xvi) the priority of such Series with respect to any other Series, (xvii) the rights, if any, of the holder of the Exchangeable Transferor Certificate that have been transferred to the holders of such Series, (xix) the Pool Factor, (xx) the Minimum Aggregate Principal Receivables, (xxi) whether such Series will be part of a Group, and (xxii) any other relevant terms (including whether or not such Series will be pledged as collateral for the issuance of any other securities, including commercial paper) (all such terms, the "PRINCIPAL TERMS" of such Series). The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series.

                  Section 6.10 UNCERTIFICATED CLASSES. Notwithstanding anything to the contrary contained in this Article VI or in Article XII, unless otherwise specified in any Supplement, any provisions contained in this Article VI and in
Article XII relating to the registration, form, execution, authentication, delivery, presentation, cancellation and surrender of Certificates shall not be applicable to any uncertificated Certificates.




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                                   ARTICLE VII

                             OTHER MATTERS RELATING
                                TO THE TRANSFEROR

                  Section 7.01 LIABILITY OF THE TRANSFEROR. The Transferor shall be liable hereunder only to the extent of the obligations specifically undertaken by it in its capacity as Transferor.

                  Section 7.02  OBLIGATIONS NOT ASSIGNABLE.

                  The obligations of the Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder.

                  Section 7.03 LIMITATION ON LIABILITY. The directors, officers, employees or agents of the Transferor shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement Provider or any other Person for any action taken or for refraining from the taking of such action in such capacities pursuant to this Agreement or for any obligation or covenant under this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the officers, directors, employees, or agents of the Transferor against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of obligations and duties hereunder. The Transferor and any director, officer, employee or agent may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder.

                  Section 7.04 INDEMNIFICATION OF THE TRUSTEE, THE CERTIFICATEHOLDERS, ANY PROGRAM AGENT AND ANY ENHANCEMENT PROVIDER. Without limiting any other rights which the Trustee, the Certificateholders (other than the Transferor and its Affiliates), any Program Agent or any Enhancement Provider and their respective assignees and their respective officers, directors, employees, agents and affiliates (each, an "INDEMNIFIED PARTY" and collectively the "INDEMNIFIED PARTIES") may have hereunder or under applicable law, the Transferor hereby agrees to indemnify each Indemnified Party from and against any and all claims, damages, losses and liabilities and related costs and expenses (including reasonable attorneys' fees and disbursements) (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of, relating to or resulting from any Transaction Document, the activities of the Trustee in connection herewith, the Transferor's use of proceeds of Transfers of Receivables or reinvestments of Collections, the interest Transferred hereunder in Trust Assets, or in respect of any Receivable or any Account or Cardholder Agreement (excluding however (a) Indemnified Amounts to the

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extent resulting from gross negligence or willful misconduct on the part of such
Indemnified Party, (b) except as otherwise specifically provided in any Transaction Document, recourse for uncollectible Receivables or (c) except as otherwise specifically provided in any Transaction Document, any federal, state, foreign or local income or franchise taxes or any other tax imposed on or measured by income (or any interest, penalty, or addition to tax with respect thereto or arising from a failure to comply therewith) incurred by such Indemnified Party arising out of or as a result of this Agreement or the interest Transferred hereunder in Trust Assets). Without limiting or being limited by the foregoing, the Transferor shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts arising out of, relating to or resulting from:

                  (i) reliance on any representation, warranty or covenant made or statement made or deemed made by the Transferor or any of its Affiliates (or any of their respective Responsible Officers) under or in connection with any Transaction Document which shall have been incorrect when made or deemed made or which the Transferor shall have failed to perform;

                  (ii) the failure by the Transferor to comply with any Transaction Document or any applicable Requirement of Law with respect to any Trust Asset or related Cardholder Agreement, or the failure of any Receivable, or any Account or the related Cardholder Agreement to conform to any requirement with respect thereto under any Transaction Document or any Requirement of Law;

                  (iii) the failure to vest in the Trustee on behalf of the Trust for the benefit of the Beneficiaries either a perfected first priority undivided percentage ownership interest or a perfected first priority security interest in all Receivables and other Trust Assets, free and clear of any Lien;

                  (iv) the failure to have filed, or any delay in filing, any financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws that are necessary for perfection or first priority of the ownership or security interest created by this Agreement or any Purchase Agreement;

                  (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of an Obligor) of an Obligor to the payment of any Receivable in, or purporting to be in, the Trust Assets (including a defense based on such Receivable, the related Account or the related Cardholder Agreement not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise, services or insurance related to such

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                                       80

         Receivable or the furnishing or failure to furnish such merchandise, services or insurance;

                  (vi) any products liability claim or other claim allegedly arising out of or in connection with merchandise, services or insurance the sale of which gave rise to any Receivable or any credit, administration or other activity in connection with any Cardholder Agreement;

                  (vii) any failure by the Transferor or any Affiliate of the Transferor to perform its duties or obligations in accordance with the provisions of any Transaction Document, including any failure to so perform in connection with servicing, administering or collecting any Receivable;

                  (viii) any commingling of Collections at any time with other funds;

                  (ix) any investigation, litigation or proceeding related to any Transaction Document or the use of proceeds or reinvestments of proceeds by the Transferor, the Servicer or the Parent of Transfers of Receivables or the ownership of or security interest in Trust Assets or in respect of any Receivable, Account or Cardholder Agreement;

                  (x) any taxes, including sales, excise, intangibles, value added, personal property and similar taxes, payable with respect to the Receivables or the Accounts;

                  (xi) any federal, state, foreign or local income or franchise tax, or any other tax imposed on or measured by reference to income, or any interest, penalty or addition to tax with respect thereto or arising from a failure to comply therewith, imposed upon the Trust, the assets of the Trust or the Trustee as a result of its acting in its capacity as trustee hereunder, EXCEPT with respect to fees or other compensation received by the Trustee;

                  (xii) Any Receivable classified as an "Eligible Receivable" by the Transferor or the Servicer in any document or report delivered hereunder failing to satisfy, at the time of such classification, the requirements of eligibility contained in the definition of Eligible Receivable; or

                  (xiii) Any Account classified as an "Eligible Account" by the Transferor or the Servicer in any document or report delivered hereunder failing to satisfy, at the time of such classification, the requirements of eligibility contained in the definition of Eligible Account.


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                                       81

                  Any Indemnified Amounts due hereunder shall be payable within fifteen Business Days of submission of a claim by the Indemnified Party which describes in reasonable detail the basis for such claim. The rights of the Indemnified Parties under this Section 7.04 shall survive the collection of Receivables, the termination of the Trust, the payment of all amounts otherwise payable hereunder, the discharge of this Agreement and the resignation or removal of the Trustee.


                                  ARTICLE VIII

                             OTHER MATTERS RELATING
                                 TO THE SERVICER

                  Section 8.01 LIABILITY OF THE SERVICER. The Servicer shall be liable hereunder only to the extent of the obligations specifically undertaken by the Servicer in such capacity herein.

                  Section 8.02 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER. The Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (i) the Person formed by such consolidation or into which the Servicer is merged or which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, a corporation organized and existing under the laws of the United States of America or any State thereof and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder;

                  (ii) the Servicer shall have delivered to the Trustee an Officer's Certificate of the Servicer, upon which the Trustee may conclusively rely, that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.02 and that all conditions precedent herein provided relating to such transaction have been complied with and an Opinion of Counsel, upon which the Trustee may conclusively rely, that such supplemental agreement is legal, valid and binding with respect to the Servicer;

                  (iii) the Servicer shall have given at least 10 Business Days' prior notice to the Rating Agencies and the Trustee of such consolidation, merger, conveyance or transfer;


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                                       82

                  (iv) the Rating Agency Condition shall have been satisfied with respect to such assignment and succession;

                  (v) the corporation formed by such consolidation or into which the Servicer is merged or which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall have all licenses and approvals of Governmental Authorities required to service the Receivables; and

                  (vi) if the Person described in clause (i) is not an Affiliate of the Servicer, the Trustee shall have consented in writing to such consolidation, merger, conveyance or transfer.

                  Section 8.03 LIMITATION ON LIABILITY. The directors, officers, employees or agents of the Servicer shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement Provider or any other Person for any action taken or for refraining from the taking of such action in such capacities pursuant to this Agreement or for any obligation or covenant under this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the directors, officers, employees and agents of the Servicer against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person (other than the Servicer or any Affiliate thereof) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.

                  Section 8.04 SERVICER INDEMNIFICATION. The Servicer hereby agrees to indemnify each Indemnified Party from and against Indemnified Amounts awarded against or incurred by any of them (excluding however (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party and (b) recourse (except as otherwise specifically provided in any Transaction Document) for uncollectible Receivables) arising out of, relating to or resulting from:

                  (i) reliance on any representation, warranty or covenant made or statement made or deemed made by the Servicer (or any of its Responsible Officers) under or in connection with any Transaction Document which shall have been incorrect when made or deemed made or which the Transferor shall have failed to perform;


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                                       83

                  (ii) the failure by the Servicer to comply with any Transaction Document or any applicable Requirement of Law with respect to any Receivable, Account, Trust Asset or related Cardholder Agreement;

                  (iii) any failure by the Servicer to perform its duties or obligations in accordance with the provisions of any Transaction Document, including any failure to so perform in connection with servicing, administering or collecting any Receivable or Account; or

                  (iv) any commingling of Collections at any time with other funds.

                  Any Indemnified Amounts due hereunder shall be payable within fifteen Business Days of submission of a claim by the Indemnified Party which describes in reasonable detail the basis for such claim. The rights of the Indemnified Parties under this Section 8.04 shall survive the collection of all Receivables, the termination of the Trust, the payment of all amounts otherwise due hereunder, the discharge of this Agreement and the resignation or removal of the Trustee.

                  Section 8.05 THE SERVICER NOT TO RESIGN. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination by the Servicer that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section
10.02 hereof. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Trustee. The Trustee shall give prompt notice to each Rating Agency and Enhancement Provider upon the appointment of a Successor Servicer. If the Trustee is unable within 120 days of the date of such determination to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder.

                  Section 8.06 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE RECEIVABLES. Subject to the terms of any Supplement, the Servicer shall provide to the Trustee and each Enhancement Provider access to the documentation regarding the Accounts and the Receivables in such cases where the Trustee or any Enhancement Provider is required in connection with the enforcement of the rights of the Investor Certificateholders or any Enhancement Provider, or by applicable statutes or regulations, to review such documen-tation, such access being afforded without charge but only (i) upon reasonable request, (ii) during the Servicer's normal business hours, (iii) subject to normal and reasonable security and confidentiality procedures and (iv) at offices designated by the Servicer. Nothing in this Section 8.06 shall derogate from the obligation of any Originator, the Transferor, the Trustee,

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the Servicer or any Enhancement Provider to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.06 as a result of such obligations shall not constitute a breach of this Section 8.06.

                  Section 8.07 DELEGATION OF DUTIES. In the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Cardholder Guidelines. Any such delegations shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.05 hereof.

                  Section 8.08 EXAMINATION OF RECORDS. The Servicer shall clearly and unambiguously identify each Account in its computer or other records to reflect that the Receivables arising in such Account and other Trust Assets have been Transferred to the Trust pursuant to this Agreement. The Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.


                                   ARTICLE IX

                            EARLY AMORTIZATION EVENTS

                  Section 9.01 TRUST EARLY AMORTIZATION EVENTS. If any one of the following events (each, a "TRUST EARLY AMORTIZATION EVENT") shall occur:

                  (a) any failure by the Transferor or the Servicer to make any payment, transfer or deposit required to be paid, effected or made by it hereunder within two Business Days after the same shall become due; or

                  (b) any representation or warranty, certification or written statement made or deemed made by the Transferor or the Servicer under or in connection with this Agreement, or in any statement, record, certificate, financial statement or other document delivered pursuant to this Agreement, or in connection with this Agreement, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) the Transferor shall fail to observe or perform any covenant or agreement applicable to it contained in any Transaction Document, if such failure shall remain unremedied for two days; or



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                  (d) an Insolvency Event shall occur with respect to any
         Originator, the Transferor, the Servicer, the Parent or the Trust; or

                  (e) the Securities and Exchange Commission or other regulatory body having jurisdiction shall reach a final determination that the Transferor or the Trust is an "investment company" within the meaning of the Investment Company Act; or

                  (f) any Originator for any reason shall become unable or shall cease to transfer Receivables to the Transferor pursuant to a Purchase Agreement; or the Transferor shall become unable for any reason to Transfer Receivables to the Trust in accordance with the provisions of this Agreement; or

                  (g) the Trust at any time receives a final determination that the Trust will be treated as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes; or

                  (h) any of the Parent, the Transferor, the Servicer or any Originator shall fail to pay principal in respect of any Indebtedness of the Parent, the Transferor, the Servicer or any Originator (as the case may be) that is outstanding (i) in a principal amount, either individually or in the aggregate, of at least $5,000,000, (ii) in the case of the Transferor, in any amount (but excluding, in each case, Indebtedness outstanding under any Transaction Document) or (iii) in the case of any Indebtedness owing by the Parent under the Credit Agreement, in any amount, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate the maturity of such Indebtedness or otherwise to cause such Indebtedness to mature; or any such Indebtedness shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

                  (i) the amount on deposit in the Excess Funding Account exceeds at any time an amount equal to 30% of the aggregate amount of Principal Receivables in the Trust Assets at such time;

then, if any of the events set forth in paragraph (d) or (f) above shall have occurred, a "Trust Early Amortization Event" with respect to all Series shall occur without any notice, demand, protest or other requirement of any kind immediately upon the occurrence of such event, and, if any of the events set forth in any other paragraph above shall have occurred, the Trustee

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                                       86

may (and, if directed to do so by a Majority in Interest of any outstanding Series or, if the related Supplement so provides, the Enhancement Provider for such Series, shall), by notice to the Transferor, the Servicer, and each Enhancement Provider, declare that a "Trust Early Amortization Event" shall occur as of the date set forth in such notice. Upon the occurrence of a Trust Early Amortization Event, additional Receivables will not be Transferred to the Trust. The Trustee shall be deemed to have knowledge of a Trust Early Amortization Event only if a Responsible Officer of the Trustee has actual knowledge or if a Responsible Officer of the Trustee has received written notice thereof.

                  A Majority in Interest of each outstanding Series (or, if so specified in the related Supplement, each Enhancement Provider for such Series) may, on behalf of all Certificateholders, waive any default (other than a default described in paragraph (d) or (f) above) by the Transferor or the Servicer in the performance of their obligations hereunder and its consequences, except the failure to make any distributions or payments required to be made to Certificateholders or to make any required deposits of any amounts to be so distributed or paid. Certificateholders of Certificates evidencing 67% or more of the Aggregate Invested Amount of each outstanding Series (or, if so specified in the related Supplement, each Enhancement Provider for such Series) may, on behalf of all Certificateholders, waive any default described in paragraph (d) or (f) above and its consequences. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                  Section 9.02 ADDITIONAL RIGHTS UPON THE OCCURRENCE OF ANY TRUST EARLY AMORTIZATION EVENT. (a) Upon the occurrence and during the continuance of any Trust Early Amortization Event, in addition to all other rights and remedies under this Agreement or otherwise and all other rights and remedies provided under the UCC of the State of New York and other applicable laws (which rights shall be cumulative), each of the Servicer, at the direction of the Trustee, and the Trustee may exercise any and all rights and remedies of the Transferor under or in connection with the Purchase Agreements, including any and all rights of the Transferor to demand or otherwise require payment of any amount under, or performance of any provision of, the Purchase Agreements. Further, the Trustee may exercise any and all rights and remedies under the Parent Undertaking Agreement.

                  (b) If an Insolvency Event with respect to the Transferor occurs, the Transferor shall immediately cease to Transfer Principal Receivables to the Trust and shall promptly give written notice of such event to the Trustee, who shall, within two Business Days, forward such notice to the Certificateholders, each Rating Agency, each Program Agent, each Enhancement Provider and the Servicer. Notwithstanding any cessation of the Transfer to the Trust of additional Principal Receivables, Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been Transferred to the Trust, shall continue to be a part of the Trust Assets, and Collections with respect thereto

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shall continue to be allocated and paid in accordance with Article IV and any
Supplement. Unless, within 15 Business Days after the date of the notice provided for above, the Trustee receives written instructions from a Majority in Interest of each outstanding Series (or, if so specified in the related Supplement, the Enhancement Provider for the Series) instructing the Trustee not to sell, dispose of or liquidate the Receivables, the Trustee or its agent shall promptly proceed to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms; PROVIDED, HOWEVER, that, if the amount available to the Trust for distribution after such sale, disposition or liquidation would be less than the aggregate unpaid Aggregate Invested Amount of the Investor Certificates plus any amount required to be deposited in any Reserve Account pursuant to any Supplement through the Distribution Date next succeeding the date of such sale, the Trustee or its agent shall not proceed with such sale, disposition or liquidation unless a Majority in Interest of each outstanding Series (or, if so specified in the related Supplement, the Enhancement Provider for such Series) shall have consented in writing thereto. The proceeds from such sale, disposition or liquidation of the Receivables shall be treated as Collections on the Receivables and shall be allocated and distributed in accordance with the terms of the Transaction Documents after being deposited in the Concentration Account; PROVIDED that the amount of such proceeds shall be determined by the Servicer based on the average allocation of Collections as Collections of Finance Charge Receivables or as Collections of Principal Receivables with respect to each of the three Distribution Dates immediately preceding the date of such distribution, as evidenced by a certificate delivered by the Servicer to the Trustee. Unless the Trustee receives written instructions from Investor Certificateholders and Enhancement Providers as provided in Section 9.02(a) above, on the day following the last Distribution Date in the Due Period during which such proceeds are distributed to the Investor Certificateholders of each Series, the Trust shall terminate.

                  (c) The Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this Article IX with respect to competitive bids.


                                    ARTICLE X

                                SERVICER DEFAULTS

                  Section 10.01 SERVICER DEFAULTS. If any one of the following events (a "SERVICER DEFAULT") shall occur and be continuing:

                  (a) any failure by the Servicer to make any payment, transfer or deposit, or, if applicable, to give instructions or notice to the Trustee to make such payment, transfer or deposit, or to give notice to the Trustee as to any action to be taken under

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                                       88

         any Enhancement Agreement, or to provide a Monthly Servicer's Report to the Trustee, in each case, within two Business Days after the same shall become due; or

                  (b) the Servicer shall fail to observe or perform any other covenant or agreement applicable to it contained herein, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or an Enhancement Provider, or to the Servicer and the Trustee by holders of Investor Certificates evidencing not less than 25% of the Series Invested Amount of any Series or an Enhancement Provider; or

                  (c) any representation, warranty or certification made or deemed made by the Servicer under or in connection with any Transaction Document, or in any certificate or information delivered pursuant to or in connection with any Transaction Document shall prove to have been incorrect on or as of the date made or deemed made, which continues to be incorrect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or an Enhancement Provider, or to the Servicer and the Trustee by holders of Investor Certificates evidencing not less than 25% of the Series Invested Amount of any Series or an Enhancement Provider; or

                  (d) an Insolvency Event shall occur with respect to the Servicer; or

                  (e) the Servicer assigns its duties under this Agreement, except as specifically permitted by Section 8.02; or

                  (f) The Servicer shall at any time fail to have Consolidated Tangible Net Worth of at least $250,000;

then, so long as such Servicer Default shall not have been remedied, either the Trustee, or the holders of Investor Certificates evidencing Undivided Trust Interests aggregating more than 66 2/3% of the Aggregate Invested Amount, by notice then given in writing to the Servicer (and to the Trustee if given by the Investor Certificateholders) (a "SERVICER TERMINATION NOTICE"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. The Trustee shall promptly notify any Enhancement Provider of any such Servicer Default of which a Responsible Officer of the Trustee has actual Knowledge.

                  After receipt by the Servicer of such Servicer Termination Notice, and on the date that a Successor Servicer accepts its appointment as such by the Trustee pursuant to Section 10.02, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, the Trustee is hereby authorized and


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empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights and obligations. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Concentration Account, any Collection Account, the Excess Funding Account or any Series Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer in enforcing all rights to Insurance Proceeds applicable to the Trust. The Servicer shall promptly transfer its electronic records or electronic copies thereof relating to the Receivables, the Accounts and the other Trust Assets to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables, the Accounts and the other Trust Assets in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 10.01 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests. The Servicer shall, on the date of any servicing transfer, transfer all of its rights and obligations under any Enhancement with respect to any Series to the Successor Servicer.

                  Notwithstanding the foregoing, a delay in or failure of performance referred to in Section 10.01(a) or (b), for a cumulative period of five Business Days shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, any Enhancement Provider and the Transferor with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

                  Section 10.02  TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.


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                                       90

                  (a) On and after the occurrence of a Servicer Default pursuant to Section 10.01 or a resignation of the Servicer pursuant to Section 8.05, the Servicer shall continue to perform all servicing functions under this Agreement until the date of the acceptance by a Successor Servicer of its appointment as such hereunder. The Trustee shall notify each Rating Agency of such removal of the Servicer. The Trustee shall, as promptly as possible after the giving of a Servicer Termination Notice appoint a successor servicer (the "SUCCESSOR SERVICER"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. Each Enhancement Provider and a Majority In Interest of all Series, if any, must consent in writing to any Successor Servicer. The Trustee may obtain bids from any potential successor servicer. If (i) the Trustee is unable to obtain any bids from any potential successor servicer, and (ii) the Servicer delivers to the Trustee an Officer's Certificate to the effect that it cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, and if the Trustee is legally unable to act as Successor Servicer, then the Trustee shall notify each Investor Certificateholder and any Enhancement Provider of the proposed sale of the Receivables and shall provide each Enhancement Provider an opportunity to bid on the Receivables and shall offer the Transferor the right of first refusal to purchase the Receivables on terms equivalent to the best purchase offer as determined by the Trustee, but in no event less than an amount equal to the Aggregate Invested Amount on the date of such purchase PLUS all interest accrued but unpaid on all of the outstanding Investor Certificates at the applicable Certificate Rate, and all fees and expenses under any Supplement due but unpaid through the date of such purchase; PROVIDED, HOWEVER, that if the short-term deposits or long-term unsecured debt obligations of the Transferor (or, if neither such deposits nor such obligations of the Transferor are rated by Moody's, then of the Parent so long as the Parent shall be the beneficial owner of at least a majority of the Voting Stock of the Transferor) are not rated at the time of such purchase at least P-3 or Baa-3, respectively, by Moody's, no such purchase by the Transferor shall occur unless the Transferor shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such purchase would not constitute a fraudulent conveyance of the Transferor. The proceeds of such sale shall be deposited in the Concentration Account for distribution to the Investor Certificateholders of each outstanding Series, pursuant to Section 12.03 of this Agreement. Notwithstanding the above, the Trustee may petition a court of competent jurisdiction to appoint as the Successor Servicer hereunder any established financial institution having a combined capital and surplus of not less than $50,000,000, and whose regular business includes the servicing of credit card receivables.

                  (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of each Supplement and Enhancement.


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                                       91

                  (c) In connection with such appointment and assumption, the Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Servicer out of Collections, as it and such Successor Servicer shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of the Monthly Servicing Fee permitted to the Servicer pursuant to Section 3.02. The holder of the Exchangeable Transferor Certificate agrees that if the Servicer is terminated hereunder, it will agree to deposit a portion of the Collections in respect of Finance Charge Receivables that it is entitled to receive pursuant to Article IV to pay its share of the compensation of the Successor Servicer.

                  (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01 and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall transfer all other records, correspondence and documents to the Transferor in the manner and at such times as the Transferor shall reasonably request. To the extent that compliance with this Section 10.02 shall require the Successor Servicer to disclose to the Transferor information of any kind which the Successor Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

                  (e) If the Servicer is removed or resigns in accordance with the provisions hereof and is replaced by a Successor Servicer, the Servicer shall pay to such Successor Servicer from time to time all costs and expenses arising in connection with the transfer of all of the duties and obligations of the Servicer under the Transaction Documents to such Successor Servicer

                  Section 10.03 NOTIFICATION OF SERVICER DEFAULT AND SUCCESSOR SERVICER. Within two Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee, each Rating Agency and each Enhancement Provider. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to each Rating Agency and each Enhancement Provider.


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                                       92

                  Section 10.04 WAIVER OF PAST DEFAULTS. Except as otherwise provided in Section 9.01, the holders of Investor Certificates evidencing Undivided Trust Interests aggregating not less than 66 2/3% of the Series Invested Amount of any Series outstanding adversely affected by a default by the Servicer or the Transferor in the performance of its obligations hereunder may waive such default and its consequences on behalf of such Series, except a default in the failure to make any required deposits or payment of interest or principal relating to such Series pursuant to Article IV which default does not result from the failure of the Paying Agent to perform its obligations to make any required deposits or payments of interest and principal in accordance with
Article IV. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                   ARTICLE XI

                                   THE TRUSTEE

                  Section 11.01  DUTIES OF TRUSTEE.

                  (a) The Trustee, prior to the occurrence of any Servicer Default of which it has actual knowledge and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and each Supplement. If a Responsible Officer of the Trustee has received written notice that a Servicer Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Subject to Section 11.01(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own negligent failure to act or its own willful misconduct; PROVIDED, HOWEVER, that:

                  (i) the Trustee shall not be personally liable for an error of judgment made in good faith by any Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of a Majority in Interest of any Series, relating to the time, method and place


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                                       93

         of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, in relation to the related Series under any Transaction Document; and

                  (iii) the Trustee shall not be charged with knowledge of any failure by the Servicer referred to in Section 10.01 unless a Responsible Officer of the Trustee obtains Knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or any holders of Investor Certificates evidencing Undivided Trust Interests aggregating not less than 10% of the Series Invested Amount of any Series adversely affected thereby or any Enhancement Provider.

                  (c) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under any Transaction Document, or in the exercise of any of its rights or powers, unless indemnity satisfactory to it against such risk or liability is reasonably assured and provided to it, and none of the provisions contained in any Transaction Document shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under any Transaction Document except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement or any Supplement.

                  (d) Except for actions expressly authorized by this Agreement and not prohibited by any Supplement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

                  (e) Except as expressly provided in this Agreement and each Supplement, the Trustee shall have no power to vary the corpus of the Trust including the power to (i) accept any substitute obligation for a Receivable initially assigned to the Trust under Section 2.01 hereof, (ii) add any other investment, obligation or Security to the Trust, (iii) withdraw from the Trust any Receivables, except for a withdrawal permitted under Section 9.02, 10.02,
12.01 or 12.02 or Article IV or Sections 2.04(d) or 2.04(e), or (iii) Transfer any interest in Receivables.

                  (f) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly to perform such obligation, duty or agreement in the manner so required.


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                                      94


                  (g) If the Transferor has agreed to transfer any of its credit card receivables (other than the Receivables) to another Person, upon the written request of the Transferor, the Trustee shall enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to identify separately the rights, if any, of the Trust and such other Person in the Transferor's credit card receivables; PROVIDED, that the Trustee shall not be required to enter into any intercreditor agreement which could adversely affect the interests of any Beneficiary, and, upon the request of the Trustee, any Certificateholder or any Enhancement Provider, the Transferor shall deliver to it an Opinion of Counsel and an Officer's Certificate on any matters relating to such intercreditor agreement, reasonably requested by the Trustee, such Certificateholder or such Enhancement Provider and the Trustee may conclusively rely on such Opinion of Counsel and such Officer's Certificate.

                  (h) The Trustee shall notify each Enhancement Provider of any Early Amortization Event of which a Responsible Officer has actual knowledge, promptly upon obtaining such knowledge.

                  Section 11.02 CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 11.01 or in any Supplement:

                  (a) the Trustee may conclusively rely on and shall be fully protected in acting, or in refraining from acting, in accord with any written assignment of Receivables in connection with the initial report, the Monthly Servicer's Report, the annual Servicer's certificate, the monthly payment instructions, the monthly Certificateholder's statement, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties; PROVIDED, that if Chargit is not the Servicer at the time the Trustee receives any such paper or document, the Trustee shall provide a copy of such document to the Transferor;

                  (b) the Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, any Supplement or any Enhancement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Investor Certificateholders unless such Investor Certificateholders shall have offered and provided to the Trustee reasonable security or

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                                       95

         indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement or any Supplement and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of its own affairs;

                  (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Supplement;

                  (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any written assignment of Receivables in connection with the initial report, the Monthly Servicer's Report, the annual Servicer's certificate, the monthly payment instructions and notification to the Trustee, the monthly Certificateholder's statement, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by holders of Investor Certificates evidencing Undivided Trust Interests aggregating more than 50% of the Series Invested Amount or by the Enhancement Provider for any Series, in each case that such Person could be adversely affected thereby if the Trustee does not perform such acts;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or a nominee to the extent not otherwise prohibited by any Supplement, and the Trustee shall not be responsible for any misconduct, negligence or supervision on the part of any such agent, attorney, custodian or nominee appointed with reasonable care by it hereunder; and

                  (g) except as may be required by Section 11.0l(a), the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects or the compliance by the Transferor with its representations and warranties or for any other purpose.

                  (h) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion. Whenever in the administration of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, the Trustee (unless other evidence in respect

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                                       96

         thereof is specifically prescribed herein) may, in the absence of any negligence or bad faith on the part of the Trustee, request and conclusively rely on an Officer's Certificate.

                  Section 11.03 TRUSTEE NOT LIABLE FOR RECITALS IN CERTIFICATES. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee in its individual capacity shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in respect of the Receivables or deposited in or withdrawn from the Concentration Account, any Collection Account, the Excess Funding Account or any Series Account (or any other account hereafter established to effectuate the transactions contemplated by the terms of this Agreement) by the Servicer.

                  Section 11.04 TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee.

                  Section 11.05 THE SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it, and by its agents, attorneys, custodians and nominees, in the execution of the Trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer shall pay or reimburse the Trustee (without reimbursement from the Concentration Account, any Collection Account the Excess Funding Account, any Series Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement except any such expense, disbursement or advance as may arise from its own gross negligence or willful misconduct and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.02, the provisions of this Section 11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer.

                  The obligations of the Servicer under this Section 11.05 shall survive the termination of the Trust, the resignation or removal of the Trustee and the termination of this Agreement.


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                  Section 11.06 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The
Trustee hereunder (or, alternatively, a Person which is the direct or indirect parent corporation of the Trustee) shall at all times be a corporation organized and doing business under the laws of the United States of America or any State thereof, authorized under such laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least Baa2 by Moody's and BBB- by Standard & Poor's, having a combined capital and surplus of at least $500,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

                  Section 11.07  RESIGNATION OR REMOVAL OF TRUSTEE.

                  (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Transferor, the Servicer, each Program Agent, each Enhancement Provider and the Rating Agencies. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Trustee, upon notice to the Transferor and the Servicer may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 hereof and shall fail to resign after written request therefor by the Transferor or the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor or the Servicer may, but shall not be required to, upon 10 days' prior written notice to the others, remove the Trustee and then the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. Any such appointment shall be subject to the prior written consent of the Servicer, each Program Agent and each Enhancement Provider.

                  (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08

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                                       98

hereof and any liability of the Trustee arising hereunder shall survive such appointment of a successor trustee.

                  Section 11.08  SUCCESSOR TRUSTEE.

                  (a) Any successor trustee appointed as provided in Section
11.07 hereof shall execute, acknowledge and deliver to the Transferor, the Servicer and its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Transferor and the predecessor Trustee shall execute and deliver such instruments required or contemplated hereunder or under any Supplement and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. Thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder and under each Supplement, with like effect as if originally named as Trustee herein and therein.

                  (b) No successor trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06 hereof and all amounts owing to the predecessor trustee shall have been paid.

                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.08, such successor trustee shall mail notice of such succession hereunder to each Rating Agency and Enhancement Provider and to all Investor Certificateholders at their addresses as shown in the Certificate Register.

                  Section 11.09 MERGER OR CONSOLIDATION OF TRUSTEE. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.06 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


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                  Section 11.10  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

                  (a) Notwithstanding any other provisions of this Agreement or any Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Investor Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.08 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or

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property specified in its instrument of appointment, either jointly with the
Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

                  (d) Any separate trustee or co-trustee may at any time constitute the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 11.11 TAX RETURNS. In the event the Trust shall be required to file tax returns, the Trustee, as soon as practicable after it is made aware of such requirement, shall prepare or cause to be prepared any tax returns required to be filed by the Trust and, to the extent possible, shall file such returns at least five days before such returns are due to be filed. The costs and expenses associated with the preparation of such tax returns shall be payable by the Servicer pursuant to Section 11.05 hereof. The Trustee is hereby authorized to sign any such return on behalf of the Trust. The Servicer shall also prepare or cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to the Trustee at least five days prior to the date it is required by law to be distributed to Certificateholders. The Servicer, upon request, shall furnish the Trustee with all such information known to the Servicer as may be reasonably required in connection with the preparation of all tax returns of the Trust. In no event shall the Trustee be liable for any liabilities, costs or expenses of the Trust or the Investor Certificateholders arising under any tax law, including federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

                  Section 11.12 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES. All rights of action and claims under this Agreement or any Series may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee or agent. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of any Series in respect of which such judgment has been obtained.


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                  Section 11.13 SUITS FOR ENFORCEMENT. (a) If a Servicer Default
shall occur and be continuing, the Trustee, in its discretion may, for the equal and ratable benefit of the Investor Certificateholders (in accordance with their Series Invested Amounts), subject to the provisions of Sections 10.01 and 11.14, proceed to protect and enforce its rights and the rights of the Investor Certificateholders of any Series under this Agreement or any Supplement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any Supplement, or in aid of the execution of any power granted in this Agreement or any Supplement, or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Investor Certificateholders of any Series.

                  (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Beneficiary any plan of reorganization, arrangement, adjustment or composition affecting any interests in the Receivables or the rights of any owner thereof, or to authorize the Trustee to vote in respect of the claim of any Beneficiary in any such proceeding.

                  Section 11.14 RIGHTS OF INVESTOR CERTIFICATEHOLDERS TO DIRECT TRUSTEE. A Majority in Interest of the Aggregate Invested Amount (or with respect to any remedy, trust or power that does not relate to all Series, a Majority in Interest of all Series to which such remedy, trust or power relates) shall have the right to direct the Trustee (i) with respect to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, and (ii) to exercise any right, remedy or power provided to Investor Certificateholders of a Series pursuant to the related Supplement, and the Trustee shall so act; PROVIDED, HOWEVER, that, subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Investor Certificateholders not parties to such direction; and PROVIDED, FURTHER, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of such holders of Investor Certificates.

                  Section 11.15 REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE. The Trustee, in its individual capacity, represents and warrants that:

                  (a) the Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has the power to own its assets and to transact the business in which it is presently engaged;


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                  (b) the Trustee has full power, authority and right to
         execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

                  (c) this Agreement has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as such enforceability may be limited by general principles of equity, whether considered in a suit at law or in equity).

                  Section 11.16 MAINTENANCE OF OFFICE OR AGENCY. The Trustee shall maintain at its expense in New York, New York an office or offices, or agency or agencies, where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints the Corporate Trust Office, as its office for such purposes. The Trustee shall give prompt written notice to the Servicer, Certificateholders and each Enhancement Provider of any change in the location of the Certificate Register or any such office or agency.


                                   ARTICLE XII

                                   TERMINATION

                  Section 12.01 TERMINATION OF TRUST. (a) The Trust and the respective obligations and responsibilities of the Transferor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereinafter set forth) shall terminate, except with respect to the duties described in Sections 7.04, 8.04, 11.05 and 12.03(b), on the Trust Termination Date; PROVIDED, HOWEVER, that the Trust shall not terminate on the date specified in clause (b)(i) of the definition of "Trust Termination Date" if each of the Servicer and the holder of the Exchangeable Transferor Certificate notify the Trustee in writing, not later than 5 Business Days preceding such date, that they desire that the Trust not terminate on such date, which notice (such notice, a "TRUST EXTENSION") shall specify the date on which the Trust shall terminate (such date, the "EXTENDED TRUST TERMINATION DATE"); PROVIDED, HOWEVER, that the Extended Trust Termination Date shall be not later than December 30, 2017. The Servicer and the holder of the Exchangeable Transferor Certificate may, on any date following the Trust Extension, so long as no Series is outstanding, deliver a notice in writing to the Trustee changing the Extended Trust Termination Date.


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                  (b) In the event that (i) the Trust has not terminated by the last Distribution Date occurring in the second month preceding the Trust Termination Date, and (ii) (A) the Series Invested Amount and, if applicable, the Enhancement Invested Amount of any Series (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Certificates to be made on the related Distribution Date during such month pursuant to Article IV or any Supplement) are greater than zero or (B) Loss Amounts allocated to any Series to the extent such amounts can be reimbursed pursuant to the related Supplement remain unreimbursed, or (C) any party to a Supplement is owed accrued interest, fees or expenses, then the Servicer shall sell within 30 days after such Distribution Date all the Receivables. The proceeds of any sale shall be treated as Collections on the Receivables and shall be allocated and distributed in accordance with Article IV and each Supplement; PROVIDED, HOWEVER, that the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables shall be determined by the Servicer based on the average allocation of Collections as Collections of Finance Charge Receivables or as Collections of Principal Receivables with respect to each of the three Distribution Dates immediately preceding the date of such distribution, as evidenced by a certificate delivered by the Servicer to the Trustee. During such thirty day period, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such payments in accordance with the provisions of Article IV.

                  (c) All principal, interest, fees and expenses with respect to any Series shall be due and payable no later than the applicable Series Termination Date. Unless otherwise provided in a Supplement, in the event that the Series Invested Amount and, if applicable, the Enhancement Invested Amount of any Series is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal, interest and fees to be made on such Series on such date), the Trustee will sell or cause to be sold all the Receivables, and allocate and distribute all the proceeds of such sale in accordance with
Article IV and each Supplement. Any proceeds of such sale in excess of the amounts described in the preceding sentence shall be paid to the holder of the Exchangeable Transferor Certificate. Upon such Series Termination Date with respect to the applicable Series, final payment of all amounts allocable to any Investor Certificates or, if applicable, Enhancement Invested Amounts of such Series shall be made in the manner provided in Section 12.03.

                  Section 12.02 OPTIONAL PURCHASE. (a) If so provided in any Supplement, the Transferor may, but shall not be obligated to, cause a final distribution to be made in respect of the related Series on a Distribution Date specified in such Supplement by depositing into the Collection Account or the applicable Series Account, not later than the Business Day prior to such Distribution Date, for application in accordance with Section 12.03, the amount specified in such Supplement.


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                  (b) The amount deposited pursuant to Section 12.02(a) shall be paid on the related Distribution Date to the Investor Certificateholders of the related Series pursuant to Section 12.03. All Certificates of a Series which are to be redeemed by the Trust pursuant to Section 12.02(a) shall be canceled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor. The Series Invested Amount of each Series which is redeemed by the Trust pursuant to Section 12.02(a) shall, for the purposes of the definition of "Transferor Invested Amount," be deemed to be equal to zero on the Distribution Date following the making of the deposit, and the Transferor Invested Amount shall thereupon be deemed to have been increased by the Series Invested Amount of such Series.

                  Section 12.03 FINAL PAYMENT WITH RESPECT TO ANY SERIES. (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least two Business Days' prior notice from the Servicer to the Trustee) by the Trustee to Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution (or in the manner provided by the Supplement relating to such Series) specifying (i) the Distribution Date (which shall be the Distribution Date in the month (x) in which the deposit is made pursuant to
Section 2.04(e), 9.02(b), 10.02(a), or 12.02(a) of this Agreement or such other section as may be specified in the related Supplement, or (y) in which the related Series Termination Date occurs) upon which final payment of such Investor Certificates will be made upon presentation and surrender of such Investor Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent (if not the Trustee) at the time such notice is given to such Investor Certificateholders.

                  (b) Notwithstanding the termination of the Trust pursuant to
Section 12.01(a) or the occurrence of the Series Termination Date with respect to any Series, all funds then on deposit in any Collection Account, the Concentration Account, the Excess Funding Account or any Series Account applicable to the related Series shall continue to be held in trust for the benefit of the Investor Certificateholders of the related Series, and the Paying Agent or the Trustee shall pay such funds to the Certificateholders of the related Series upon surrender of their Certificates. In the event that all of the Investor Certificateholders of any Series shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders of such Series upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the

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final distribution with respect thereto. The Trustee and the Paying Agent shall pay to the Transferor upon written request any funds held by them for the payment of principal or interest which remains unclaimed for two years. After payment to the Transferor, Investor Certificateholders entitled to such funds may seek recovery only from the Transferor as general creditors unless an applicable abandoned property law designates another Person.

                  (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

                  Section 12.04 TERMINATION OF RIGHTS OF HOLDER OF EXCHANGEABLE TRANSFEROR CERTIFICATE. Upon the termination of the Trust pursuant to Section 12.01, and after payment of all amounts due hereunder or under any other Transaction Document on or prior to such termination and the surrender of the Exchangeable Transferor Certificate, the Trustee shall execute a written reconveyance substantially in the form of Exhibit G pursuant to which it shall reconvey to the holder of the Exchangeable Transferor Certificate (without recourse, representation or warranty) all Trust Assets, except for amounts held by the Trustee pursuant to Section 12.03(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, representation or warranty, as shall be reasonably requested by the holder of the Exchangeable Transferor Certificate to vest in such holder all right, title and interest which the Trust had in the Receivables.

                  Section 12.05 DEFEASANCE. Notwithstanding anything to the contrary in this Agreement or any Supplement:

                  (a) The Transferor and any Affiliate of Transferor that is a holder of the Exchangeable Transferor Certificate may at Transferor's option be discharged from its obligations hereunder with respect to any Series or all outstanding Series (the "DEFEASED SERIES") on the date the applicable conditions set forth in Section 12.05(c) are satisfied (a "DEFEASANCE"); PROVIDED, HOWEVER, that the following rights, obligations, powers, duties and immunities shall survive with respect to the Defeased Series until otherwise terminated or discharged hereunder: (i) the rights of the holders of Investor Certificates of the Defeased Series to receive, solely from the trust fund provided for in Section 12.05(c), payments in respect of principal of and interest on such Investor Certificates when such payments are due; (ii) the right of any Beneficiary to the payment of indemnities and any other amount due to it under any Transaction Document; (iii) the Transferor's obligations with respect to such Certificates under Sections 6.03 and 6.04; (iv) the rights, powers, trusts, duties, and immunities of the Trustee, the Paying Agent and the Registrar hereunder (including, without limitation, Section 7.04 hereof); and (v) this Section 12.05.


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                  (b) Subject to Section 12.05(c), the Transferor at its option may cause Collections allocated to the Defeased Series and available to purchase Principal Receivables to be applied to purchase Permitted Investments rather than Principal Receivables.

                  (c) The following shall be the conditions to Defeasance under
          Section 12.05(a):

                           (i) The Transferor irrevocably shall have deposited
                  or caused to be deposited with the Trustee (such deposit to be made from other than the funds of the Transferor or any Affiliate of the Transferor's funds), under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust for making the payments described below, (A) Dollars in an amount, or (B) Permitted Investments which through the scheduled payment of principal and interest in respect thereof will provide, not later than the due date of payment thereon, money in an amount, or (C) a combination thereof, in each case sufficient to pay and discharge, and which shall be applied by the Trustee to pay and discharge, all remaining scheduled interest and principal payments on all outstanding Investor Certificates of the Defeased Series on the dates scheduled for such payments in this Agreement and the applicable Supplements and all amounts owing to the Enhancement Providers with respect to the Defeased Series;

                           (ii) prior to its first exercise of its right
                  pursuant to this Section 12.05 with respect to a Defeased Series to substitute money or Permitted Investments for Receivables, if any Series of Investor Certificates are outstanding that were characterized as debt at the time of their issuance, the Transferor shall have delivered to the Trustee a Tax Opinion with respect to such deposit and termination of obligations and (in any case) an Opinion of Counsel to the effect that such deposit and termination of obligations will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act;

                           (iii) the Transferor shall have delivered to the
                  Trustee and any Enhancement Provider an Officer's Certificate of the Transferor stating the Transferor reasonably believes that such deposit and termination of obligations will not, based on the facts known to such officer at the time of such certification, then cause an Early Amortization Event or any event that with the giving of notice or the lapse of time would constitute an Early Amortization Event; and (iv) the Rating Agency Condition shall have been satisfied and the Transferor

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                  shall have delivered copies of such written notice to the
                  Servicer and the Trustee.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  Section 13.01 AMENDMENT. (a) This Agreement or any Supplement may be amended in writing from time to time by the Servicer, the Transferor, the holder of the Exchangeable Transferor Certificate and the Trustee, without the consent of any Investor Certificateholder; PROVIDED that such action shall not, as evidenced by an Opinion of Counsel for the Transferor addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Beneficiary; PROVIDED, FURTHER, that the Rating Agency Condition shall have been satisfied with respect to such amendment.

                  (b) This Agreement or any Supplement may also be amended in writing from time to time by the Servicer, the Transferor, the holder of the Exchangeable Transferor Certificate and the Trustee, with the consent of the holders of Investor Certificates evidencing Undivided Trust Interests aggregating not less than 66 2/3% of the Series Invested Amount, of each outstanding Series adversely affected by such amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Supplement or modifying in any manner the rights of Investor Certificateholders of any outstanding Series; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions that are required to be made on any Investor Certificates of any such Series without the consent of each Investor Certificateholder of such Series affected thereby, (ii) change the definition of or the manner of calculating the Series Invested Amount, the Loss Amount or the Investor Percentage without the consent of each Investor Certificateholder of all Series adversely affected thereby, or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each Series adversely affected thereby. Any amendment to be effected pursuant to this Article XIII shall be deemed to affect adversely all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel as described in Section 13.01(a), adversely affect in any material respect the interests of such Series. The Trustee may, but shall not be obligated to, enter into any such Amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.



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                  (c) Notwithstanding anything in this Section 13.01 to the
contrary, the Supplement with respect to any Series may be amended on the terms and in accordance with the procedures provided in such Supplement.

                  (d) Promptly after the execution of any such amendment, the Servicer shall furnish notification of the substance of such amendment to each Investor Certificateholder of each Series adversely affected thereby, each Enhancement Provider, and each Rating Agency.

                  (e) It shall not be necessary for the consent of Investor Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  (f) Any Supplement executed and delivered pursuant to Section 6.09, executed in accordance with the provisions hereof, shall not be considered an amendment to this Agreement for the purpose of Sections 13.01(a) and (b).

                  (g) In connection with any amendment, the Trustee may request an Opinion of Counsel from the Transferor or Servicer to the effect that the amendment complies with all requirements of this Agreement.

                  Section 13.02 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) Except as set forth in this Agreement or any Supplement, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement or any Supplement pursuant to any provision hereof or thereof.

                  (c) No Investor Certificateholder shall have any right by virtue of any provisions of this Agreement or any Supplement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Supplement, unless

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such Investor Certificateholder previously shall have made, and unless the holders of Investor Certificates evidencing more than 50% of the Aggregate Invested Amount of all Certificates (or, with respect to any such action, suit or proceeding that does not relate to all Series, 50% of the Aggregate Invested Amount of all Series to which such action, suit or proceeding relates), shall have made, a request in writing to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after such request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Investor Certificateholder with every other Certificateholder and the Trustee, that no one or more Investor Certificateholders shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement or any Supplement to affect, disturb or prejudice the rights of any other Investor Certificateholder, or to obtain or seek to obtain priority over or preference to any other such Investor Certificateholder, or to enforce any right under this Agreement or any Supplement, except in the manner herein provided and for the equal, ratable and common benefit of all Investor Certificateholders except as otherwise expressly provided in this Agreement or any Supplement with respect to any Enhancement applicable to any Series. For the protection and enforcement of the provisions of this Section 13.02, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  (d) No Certificateholder shall have the right to sell, assign or transfer any interest in any Principal Receivables or Finance Charge Receivables except in connection with any sale, assignment or transfer of Investor Certificates by such Certificateholder in accordance with the Transaction Documents.

                  Section 13.03 GOVERNING LAW, ETC. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF THE TRUSTEE ON BEHALF OF THE TRUST IN THE TRUST ASSETS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  (b) JURISDICTION. (i) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive general jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or

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proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any jurisdiction.

                  (ii) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) CONSENT TO SERVICE OF PROCESS. Each party to this Agreement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  (d) WAIVER OF JURY TRIAL. Each party to this Agreement waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement, any other Transaction Document or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether oral or written), actions of any of the parties hereto and the liquidity providers or any other relationship existing in connection with this Agreement or any other Transaction Document, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

                  Section 13.04 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier or mailed by registered mail, return receipt requested, to (a) in the case of the Transferor, 3155 El-Bee Road, Dayton, Ohio 45349; Attention: President, (b) in the case of the Servicer, 3155 El-Bee Road, Dayton, Ohio 45349; Attention: President, (c) in the case of the Trustee, the Corporate Trust Office, (d) in the case of the Enhancement Provider for a particular Series, the address, if any, specified in the related Supplement, (e) in the case of the Program Agent for a particular Series, the address, if any, specified in the related Supplement, or (f) in the case of the Rating Agency for a particular Series, the address, if any, specified in the related Supplement.

                         POOLING AND SERVICING AGREEMENT

Unless otherwise provided with respect to any Series in the related Supplement, any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  Section 13.05 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof hereunder.

                  Section 13.06 ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Section 8.02, this Agreement may not be assigned by the Transferor or the Servicer without the prior written consent of the holders of Investor Certificates evidencing Undivided Trust Interests aggregating not less than 66 2/3% of the Series Invested Amount of each Series on a Series by Series basis.

                  Section 13.07 CERTIFICATES NON-ASSESSABLE AND FULLY PAID. It is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the Undivided Trust Interests represented by the Certificates shall be non-assessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections
2.01 and 6.02 are and shall be deemed fully paid.

                  Section 13.08 FURTHER ASSURANCES. The Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

                  Section 13.09 NON-PETITION COVENANT. Notwithstanding any prior termination of this Agreement, the Servicer, the Enhancement Provider, any holder of the Exchangeable Transferor Certificate, the Trustee and the Transferor, shall not, prior to the date which is one year and one day after the last day on which any Investor Certificate shall have been outstanding, acquiesce, petition or otherwise invoke or cause the Trust or the Transferor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust or the Transferor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian,

                         POOLING AND SERVICING AGREEMENT
sequestrator or other similar official of the Trust or the Transferor or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust or the Transferor.

                  Section 13.10 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of any Beneficiary, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, and privileges provided by law.

                  Section 13.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  Section 13.12 THIRD-PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Certificateholders and, to the extent provided herein, in the related Supplement or in any other Transaction Document, any Enhancement Provider or other Beneficiary named therein, and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII, no other Person shall have any right or obligation hereunder.

                  Section 13.13 ACTIONS BY CERTIFICATEHOLDERS. (a) Whenever in this Agreement a provision is made that an action may be taken or a notice, demand or instructions given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder, unless such provision requires a specific percentage of Investor Certificateholders.

                  (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  Section 13.14 RULE 144A INFORMATION. For so long as any of the Investor Certificates of any Series are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of the Transferor, the Servicer, the Trustee and the Enhancement Provider for such Series agree to cooperate with each other to provide to any Investor

                         POOLING AND SERVICING AGREEMENT

Certificateholders of such Series and to any prospective purchaser of Certificates designated by such an Investor Certificateholder upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

                  Section 13.15 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement, together with the other Transaction Documents, sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by the Transaction Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  Section 13.16 HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                       POOLING AND SERVICING AGREEMENT

                  Section 13.17 INCONSISTENT PROVISIONS. To the extent that any provision in any Supplement or in any certificate or document delivered in connection with any Supplement is inconsistent with any provision under this Agreement, or in any circumstance in which it is unclear whether such Supplement or this Agreement shall control, the provisions contained in such Supplement (or such certificate or other document) shall control with respect to the related Series.

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.



                                           THE EL-BEE RECEIVABLES
                                            CORPORATION


                                           By:
                                              ---------------------------------
                                                Name:
                                                Title:


                                           THE EL-BEE CHARGIT CORP.


                                           By:
                                              ---------------------------------
                                                Name:
                                                Title:


                                           BANKERS TRUST COMPANY, as
                                                Trustee


                                           By:
                                              ---------------------------------
                                                Name:
                                                Title:


                         POOLING AND SERVICING AGREEMENT

                                                                       EXHIBIT A


                        FORM OF MONTHLY SERVICER'S REPORT





                         POOLING AND SERVICING AGREEMENT

                                                                       EXHIBIT B




                   FORM OF EXCHANGEABLE TRANSFEROR CERTIFICATE


                                                , 1997
                                 --------------

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT.

                  THE HOLDER HEREOF AGREES FOR THE BENEFIT OF THE TRUST THAT THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO THE EXTENT PERMITTED IN THE TRANSACTION DOCUMENTS.


                           ELDER-BEERMAN MASTER TRUST

                       EXCHANGEABLE TRANSFEROR CERTIFICATE

                THIS CERTIFICATE REPRESENTS AN UNDIVIDED INTEREST
                     IN CERTAIN ASSETS OF THE ELDER-BEERMAN
                                  MASTER TRUST


the corpus of which consists primarily of certain receivables generated from time to time by The Elder-Beerman Stores Corp. (the "COMPANY") which are then purchased by The El-Bee Chargit Corp. ("CHARGIT") (together, the "ORIGINATORS") and then purchased by The El-Bee Receivables Corporation, a Delaware corporation (the "TRANSFEROR") from the Originators, which in turn transfers and assigns such receivables to the Elder-Beerman Master Trust pursuant to the Pooling and Servicing Agreement, dated as of December 30, 1997, among the Transferor, Chargit, as Servicer, and Bankers Trust Company, as Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"; capitalized terms used herein and not otherwise defined herein are used herein as

                         POOLING AND SERVICING AGREEMENT
defined therein). This Certificate does not represent any recourse obligation of, and is not guaranteed by, the Transferor, the Company, Chargit or any Affiliate of any of them.

                  This certifies that THE EL-BEE RECEIVABLES CORPORATION is the registered owner of the fractional undivided interest (the "TRANSFEROR INTEREST") in the assets of the Elder-Beerman Master Trust (the "TRUST") not represented by the Investor Certificates pursuant to the Pooling and Servicing Agreement. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  The corpus of the Trust consists of (i) a portfolio of Receivables arising in connection with Accounts identified under the Pooling and Servicing Agreement from time to time, (ii) funds collected or to be collected from Obligors in respect of the Receivables, (iii) all funds which are from time to time on deposit in the Concentration Account, the Collection Accounts, and any other account or accounts held for the benefit of Certificateholders and
(iv) all other assets and interests constituting the Trust Assets.

                  This Certificate is issued under and is subject to the terms, provisions and conditions of the Transaction Documents. Although a summary of certain provisions of the Transaction Documents is set forth below, this Certificate does not purport to summarize the Transaction Documents and is qualified in its entirety by the terms and provisions of the Transaction Documents, and reference is made to the Transaction Documents for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee, the Servicer and the other parties bound by the Transaction Documents.

                  This Certificate is the Exchangeable Transferor Certificate, which represents an interest in the Trust, including the right to receive Collections and other amounts at the times and in the amounts specified in the Transaction Documents to be paid to the holder of the Exchangeable Transferor Certificate. In addition to this Certificate, Investor Certificates are being issued to investors pursuant to the Transaction Documents, which will represent the interests of Investor Certificateholders in the Trust. This Certificate shall not represent any interest in the Concentration Account, any Collection Account, or other account or Trust Asset except as provided in the Transaction Documents.

                  Subject to certain conditions in the Transaction Documents, the obligations created by the Transaction Documents and the Trust created thereby shall terminate upon the earlier of (i) the Trust Termination Date or the Extended Trust Termination Date, as applicable, and (ii) the Termination Date of the last outstanding Series of Certificates.



                         POOLING AND SERVICING AGREEMENT

                  By its acceptance of this Exchangeable Transferor Certificate, the holder hereof agrees that it will take no action with respect to such holder's rights under the Transaction Documents that would violate the terms of the Transaction Documents.

                  Upon termination of the Trust pursuant to Article XII of the Pooling and Servicing Agreement, subject to the provisions of the Transaction Documents, payment in full of the Investor Certificateholders and the surrender of this Certificate, the Trustee shall assign and convey to the holder of the Exchangeable Transferor Certificate (without recourse, representation or warranty (except for the representation that each Receivable and all other Trust Assets will be free and clear of all Liens)) all right, title and interest of the Trust in the Trust Assets, whether then existing or thereafter created, including the Receivables and all proceeds thereof, except for amounts held by the Trustee pursuant to Section 12.03(b) of the Pooling and Servicing Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trust has in the Trust Assets.

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

Dated:    ________ __, ___

                                         THE EL-BEE RECEIVABLES
                                         CORPORATION


                                         By:
                                            --------------------------------
                                                Name:
                                                Title:



                         POOLING AND SERVICING AGREEMENT

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION




                  This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.

                                       Dated __________ __, 1997

BANKERS TRUST COMPANY,
  not in its individual capacity
  but solely as Trustee



By:  ______________________        OR  By: ______________________________
         Authorized Signer                 Authenticating Agent for the Trustee



                                       By:  ______________________________
                                            Authorized Signer




                         POOLING AND SERVICING AGREEMENT

                                                                       EXHIBIT C


                      FORM OF ANNUAL SERVICER'S CERTIFICATE


                  The undersigned, a duly authorized officer of The El-Bee Chargit Corp. (the "SERVICER"), as Servicer pursuant to the Pooling and Servicing Agreement, dated as of December 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"; capitalized terms used herein and not otherwise defined herein are used herein as defined therein) by and among The El-Bee Receivables Corporation, as Transferor, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify that:

                  1. ______________ is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

                  2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee and each Enhancement Provider.

                  3. This Certificate is delivered pursuant to Section 3.05 of the Pooling and Servicing Agreement.

                  4. A review of the activities of the Servicer during the prior calendar year and its performance under the Pooling and Servicing Agreement was conducted under my supervision.

                  5. Based on such review, the Servicer has, to the best of my knowledge, fully performed all its obligations under all of the Transaction Documents throughout such period and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

                  6. The following is a description of each default in the performance of the Servicer's obligations under the provisions of any of the Transaction Documents, known to us to have been made during such period, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default:

                         POOLING AND SERVICING AGREEMENT

                         [If applicable, insert "None."]

                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of _________, ______.


                                                   By:  ________________________
                                                        Name:
                                                        Title:


                         POOLING AND SERVICING AGREEMENT

                                                                       EXHIBIT D


                           FORM OF ANNUAL INDEPENDENT
                          ACCOUNTANT'S SERVICING REPORT




                         POOLING AND SERVICING AGREEMENT

                                                                     EXHIBIT E-1



                        FORM OF COLLECTION ACCOUNT LETTER


                                                                          [Date]


[Bank]
[Address]

Attention: _________


Ladies and Gentlemen:

                  Reference is made to collection account no. _________ into which certain monies, instruments and other properties are deposited from time to time (the "COLLECTION ACCOUNT") maintained with [Bank] ("YOU" or the "BANK") by The El-Bee Chargit Corp. and The Elder-Beerman Stores Corp. (together being the "CUSTOMER"). The Customer and certain of its affiliates have entered into a transaction pursuant to which the Collection Account and the other Account Collateral (as defined below) are to be transferred to Bankers Trust Company, as trustee (the "TRUSTEE") for The Elder-Beerman Master Trust, established pursuant to a Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT"), dated as of December 30, 1997, among The El-Bee Receivables Corporation, as transferor (the "TRANSFEROR"), The El-Bee Chargit Corp., as servicer (the "SERVICER"), and the Trustee (the "RECEIVABLES TRANSACTION"). It is a condition precedent to the Receivables Transaction that you execute and deliver this Collection Account Letter. Terms defined in the Pooling and Servicing Agreement, unless otherwise defined herein, are used herein as therein defined.

                  Pursuant to the Transaction Documents, the Customer and certain of its affiliates have granted to the Trustee, for the benefit of the Beneficiaries, a security interest in certain property of the Customer, including, among other things, the following (the "ACCOUNT COLLATERAL"): the Collection Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Collection Account, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Trustee is



                         POOLING AND SERVICING AGREEMENT
the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Collection Account with you that you agree to this Collection Account Letter.

                  You hereby agree that the Trustee, for the benefit of the Beneficiaries, possesses all right, title and interest in and to the Collection Account and all Account Collateral now or hereinafter on deposit in the Collection Account and further agree that all funds in the Collection Account shall be transferred to the Trustee on behalf of the Trust in accordance with the instructions set forth herein. You also agree that the Trustee shall have full and irrevocable right, power and authority to demand, collect, withdraw, receive or sue for all amounts now or hereafter on deposit in the Collection Account and at its discretion to take any other action which it deems necessary or appropriate to protect its interest, on behalf of the Beneficiaries, in the Collection Account. Except as provided in paragraph (i) below, the Collection Accounts shall not be subject to deductions, set-off, banker's liens or any other right in favor of any person or entity other than the Trustee, the Trust or the other Beneficiaries referred to in the Pooling and Servicing Agreement.

                  By signing this Collection Account Letter you acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Collection Account. Further, you hereby agree with the Trustee as follows:

                  (a) Notwithstanding anything to the contrary in the Collection Account and all or any other agreement relating to the Collection Account, the Collection Account is and will be, subject to the terms and conditions of the Transaction Documents, maintained solely for the benefit of the Trustee, will be entitled "Bankers Trust Company, as Trustee, Re: The Elder-Beerman Master Trust" and will be subject to written instructions only from an authorized officer of the Trustee. The Collection Account and all of the Account Collateral shall be in the sole dominion and control of the Trustee, and the Customer shall have no control thereover.

                  (b) You will collect mail from the Collection Account on each Business Day at times which coincide with the delivery of mail thereto.

                  (c) You will follow your usual operating procedures for the handling of any remittance received in the Collection Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.



                         POOLING AND SERVICING AGREEMENT

                  (d) You will endorse and process all eligible checks and other remittance items not covered by paragraph (c) and deposit such checks and remittance items in the Collection Account.

                  (e) You will mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Customer (with a copy of the notification of return to the Trustee). The Customer shall indemnify you for the uncollected amounts of any such items.

                  (f) You will maintain a record of all checks and other remittance items received in the Collection Account and, in addition to providing the Customer with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Trustee a monthly statement of the Collection Account to: Bankers Trust Company, as Trustee, Four Albany Street, New York, New York 10006,
         Attention: Corporate Trust and Agency Group/Structured Finance Team, with a copy to the Customer.

                  (g) You will transfer, in available funds, on each Business Day, all funds on deposit in the Collection Account to the following account (the "CONCENTRATION ACCOUNT"):

                             ABA Number: 021001033
                             Bankers Trust Company
                                     Four Albany Street
                                     New York, New York 10006
                             Account Name: BTCO f/a/o Elder-Beerman
                                                 Concentration Account
                             Account Number: 01419647
                             Reference: Elder-Beerman Concentration Account
                             Attention: Structured Finance Team

         or to such other account as the Trustee may from time to time designate in writing.

                  (h) Subject to paragraph (i) below, all transfers referred to in paragraph (g) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Trustee for any reason any such payment once made.

                  (i) All customary service charges and fees with respect to the Collection Account shall be debited to the Collection Account, together with any items deposited to the Collection Account which are returned unpaid. In the event insufficient funds

                         POOLING AND SERVICING AGREEMENT
         remain in such Collection Account to cover such customary service charges and fees, the Customer shall pay and indemnify you for the amounts of such customary service charges and fees.

                  (j) The Trustee shall be entitled to exercise any and all rights of the Customer in respect of the Collection Account in accordance with the terms of the Transaction Documents, and the undersigned shall comply in all respects with such exercise.

                  The Collection Account Letter shall be binding upon and shall inure to the benefit of you, the Customer, the Trustee, the Program Agent, the Beneficiaries and their respective successors, transferees and assigns. You may terminate the Collection Account Letter only upon thirty days' prior written notice to the Customer and the Trustee. The Trustee may terminate this Collection Account Letter upon ten days' prior written notice to you and the Customer. Upon such termination you shall close the Collection Account and transfer all funds in the Collection Account to the Concentration Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Concentration Account or to the Trustee all funds and other property received in respect of the Collection Account.

                  This Collection Account Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Collection Account Letter by telecopier shall be effective as delivery of a manually executed counterpart of this Collection Account Letter.

                   This Collection Account Letter supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed and agreed upon by the Trustee, the Customer and you.

                  Upon acceptance of this Collection Account Letter it will be the valid and binding obligation of the Customer, the Trustee and you, in accordance with its terms.



                         POOLING AND SERVICING AGREEMENT

                  THIS COLLECTION ACCOUNT LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF OHIO.


                                  Very truly yours,


                                  THE ELDER-BEERMAN STORES CORP.


                                  By:  ___________________________
                                       Name:
                                       Title:



                                  THE EL-BEE CHARGIT CORP.


                                  By:  ___________________________
                                       Name:
                                       Title:



                                  BANKERS TRUST COMPANY, not in its
                                    individual capacity but solely as Trustee


                                  By:  ___________________________
                                       Name:
                                       Title:




                         POOLING AND SERVICING AGREEMENT

Acknowledged and agreed to as of
the date first above written:

[BANK]


By:
   ----------------------------
      Name:
      Title:

                         POOLING AND SERVICING AGREEMENT

                                                                     EXHIBIT E-2

                        FORM OF COLLECTION ACCOUNT LETTER
                         (PRINCIPAL STORE ACCOUNT ONLY)















                         POOLING AND SERVICING AGREEMENT

                                                                     EXHIBIT E-3

                        FORM OF COLLECTION ACCOUNT LETTER
                           (OTHER STORE ACCOUNTS ONLY)
















                         POOLING AND SERVICING AGREEMENT

                                                                       EXHIBIT F


                    FORM OF REPRESENTATION LETTER (RULE 144A)


                                                   [Date]


Bankers Trust Company
Four Albany Street
New York, New York  10006

The El-Bee Receivables Corporation
3155 El-Bee Road
Dayton, Ohio 45349

Re:      Elder-Beerman Master Trust,
         [     ]% Floating Rate Certificates,
         Series [           ]

Ladies and Gentlemen:

                  In connection with our acquisition of the Certificates referred to above (the "CERTIFICATES"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from [___________] concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, (ii) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code) or (iii) an entity whose underlying assets include "plan assets" under Department of Labor Regulation 29 C.F.R.
Section 2510.3-101, (e) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with,

                         POOLING AND SERVICING AGREEMENT
any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will we act, nor have we authorized or will we authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and are acquiring such Certificates in compliance with all applicable requirements of Rule 144A and the Securities Act. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A, and we understand that the Certificates may be resold, pledged or transferred only (a) upon delivery of a certificate to substantially the same effect as this letter and (b) (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (ii) pursuant to another exemption from registration under the Securities Act.

                                          Very truly yours,

                                          [NAME OF INSTITUTION]



                                          By:
                                             -------------------------------
                                               Name:
                                               Title:


                         POOLING AND SERVICING AGREEMENT

                  FORM OF REPRESENTATION LETTER (NON-RULE 144A)


                                                                          [Date]


Bankers Trust Company
Four Albany Street
New York, New York 10006

The El-Bee Receivables Corporation
3155 El-Bee Road
Dayton, Ohio 45349

Re:      Elder-Beerman Master Trust,
         [     ]% Floating Rate Certificates,
         Series [           ]

Ladies and Gentlemen:

                  In connection with our acquisition of the Certificates referred to above (the "CERTIFICATES"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") or any state securities laws, and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Securities Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from [_______________] concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, (ii) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code) or (iii) an entity whose underlying assets include "plan assets" under Department of Labor Regulation 29 C.F.R. Section 2510.3-101, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general

                         POOLING AND SERVICING AGREEMENT
advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will we act, nor have we authorized or will we authorize any person to act, in such manner with respect to the Certificates, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or is exempt from such registration requirements, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this letter, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                         Very truly yours,

                                         [NAME]



                                         By:
                                            ------------------------------
                                              Name:
                                              Title:


                         POOLING AND SERVICING AGREEMENT

                                                                       EXHIBIT G



                       FORM OF RECONVEYANCE OF RECEIVABLES


                  RECONVEYANCE of RECEIVABLES, dated as of __________ __, ____ (the "RECONVEYANCE") by and among Bankers Trust Company, as Trustee (the "TRUSTEE") and the holder of the Exchangeable Transferor Certificate pursuant to the Pooling and Servicing Agreement referred to below (the "TRANSFEREE").


                              W I T N E S S E T H:


                  WHEREAS, The El-Bee Receivables Corporation, a Delaware corporation, as Transferor, The El-Bee Chargit Corp., as Servicer, and the Trustee, are parties to the Pooling and Servicing Agreement, dated as of December 30, 1997, (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"; capitalized terms used herein and not otherwise defined herein are used herein as defined therein);

                  WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferee wishes to cause the Trustee to transfer all of the Receivables and proceeds thereof, whether now existing or hereafter created, from the Trustee to the Transferee pursuant to the terms of Section 12.04 of the Pooling and Servicing Agreement upon termination of the Trust pursuant to Article XII of the Pooling and Servicing Agreement;

                  WHEREAS, the Trustee is willing to transfer the Receivables subject to the terms and conditions hereof;

                  NOW, THEREFORE, the Transferee and the Trustee hereby agree as follows:

                  Section 1. DEFINED TERMS. Wherever used in this Reconveyance, the following term shall have the following meaning:

                  "RECONVEYANCE DATE" means _________ __, ____.

                  Section 2. RETURN OF LISTS OF ACCOUNTS. The Trustee shall deliver to the

                         POOLING AND SERVICING AGREEMENT

Transferee, not later than three Business Days after the Reconveyance Date, each and every computer file or microfiche or written list of Accounts delivered to the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                  Section 3. RECONVEYANCE OF RECEIVABLES. (a) The Trustee does hereby convey to the Transferee (without recourse, representation or warranty) all right, title and interest of the Trustee in the Receivables, whether now existing or hereafter created, all moneys due or to become due with respect thereto, all Recoveries and Insurance Proceeds relating to such Receivables, all rights, remedies, powers and privileges of the Trustee with respect to the Receivables and all proceeds of the foregoing, except for amounts held by the Trustee pursuant to Section 12.03(b) of the Pooling and Servicing Agreement.

                  (b) The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferee to vest in such Transferee all right, title and interest which the Trustee had in the Receivables.

                  Section 4. COUNTERPARTS. This Reconveyance may be executed in two or more counterparts (and by different parties hereto in separate counterparts), each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Reconveyance by telecopier shall be effective as delivery of a manually executed counterpart of this Reconveyance.

                  Section 5. GOVERNING LAW. This Reconveyance shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned have caused this Reconveyance to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                              BANKERS TRUST COMPANY, as
                                              Trustee


                                              By:    _______________________
                                                     Name:
                                                     Title:




                         POOLING AND SERVICING AGREEMENT

                                     [HOLDER OF THE EXCHANGEABLE
                                     TRANSFEROR CERTIFICATE]


                                      By:   ________________________
                                            Name:
                                            Title:






                         POOLING AND SERVICING AGREEMENT